As Filed with the SEC on April 10, 2015

Registration Numbers 2-28316 and 811-01612

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 72 ☒

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 52 ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 367-7521

(Address and telephone number of Insurance Company’s principal executive offices)

Deborah A. Docs

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue

Washington, DC 20001

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraphs (b) of Rule 485
X	on May 1, 2015 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485
☐	on ( ) pursuant to paragraph (a)(i) of Rule 485
☐	75 days after filing pursuant (a)(ii) of Rule 485
☐	on ( ) pursuant to paragraph (a)(ii) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Prudential Variable Contract Account-2
PROSPECTUS • MAY 1, 2015
The Prudential Variable Contract Account-2 (VCA 2 or the Fund) invests primarily in equity securities of major, established corporations. This prospectus describes a contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) for use with retirement arrangements qualified under Section 403(b) of the Internal Revenue Code. Contributions under the Contract are invested in VCA 2. This prospectus sets forth information about VCA 2 that a prospective investor should know before investing.
Please read this prospectus before investing and keep it for future reference. To learn more about VCA 2, you may request the annual and semi-annual reports for VCA 2 Participants or the Statement of Additional Information (SAI), dated May 1, 2015. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The table of contents of the SAI appears on page 31 of this prospectus.
The SEC's web site (http://www.sec.gov) contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI or a Participant report or for Participant questions, call us at: 1-877-778-2100 or write us at: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The SAI, annual report and semi-annual report are also available at www.prudentialfunds.com.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Investments are subject to risk, including possible loss of principal. An investment in the contract is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency.
© 2015 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

3	GLOSSARY
3	SPECIAL TERMS
5	FEES & EXPENSES
5	FEE TABLE
5	EXAMPLE
6	SUMMARY
6	ABOUT THE CONTRACTS
7	ABOUT PRUDENTIAL & VCA 2
8	INVESTMENT PRACTICES
8	INVESTMENT OBJECTIVE & POLICIES
12	UNIT VALUE
12	HOW UNIT VALUE IS DETERMINED
14	MANAGEMENT
14	THE COMMITTEE
14	ADVISORY ARRANGEMENTS
16	CONTRACT CHARGES
16	CHARGES & FEES
17	THE CONTRACT
17	INTRODUCTION
17	ACCUMULATION PERIOD
22	ANNUITY PERIOD
25	OTHER INFORMATION
26	ADDITIONAL INFORMATION
26	SALE & DISTRIBUTION
26	FEDERAL TAXATION
27	WITHHOLDING
28	DEATH BENEFITS
28	TAXES ON PRUDENTIAL
28	VOTING RIGHTS
28	LITIGATION
29	VCA 2 POLICIES
30	Service Providers
30	OTHER INFORMATION
31	TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
32	FINANCIAL HIGHLIGHTS
32	INTRODUCTION

GLOSSARY
SPECIAL TERMS
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Accumulation Period: The period that begins with the Contract Date and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.
Contract: The group variable annuity contract described in this prospectus.
Contract Date: The date Prudential receives the initial contribution on behalf of a participant and all necessary paperwork is in good order. Contract Anniversaries are measured from the Contract Date.
Contractholder: The employer, association or trust to which Prudential has issued a Contract.
Contributions: Payments made under the Contract for the benefit of a Participant.
Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third party pricing agent (if your plan is not serviced by Prudential), on a Business Day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Income Period: The period that begins when you start receiving income payments under the Contract.
Participant or you: The person for whose benefit contributions are made under a Contract.
Prudential or we: The Prudential Insurance Company of America.
Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a Business Day or (2) after the close of a Business Day. In each such instance, a transaction received in Good Order will be deemed received on the next Business Day.
Prudential's Group Tax-Deferred Annuity Program: A Contractholders' program providing for contributions under the Contract, a companion fixed-dollar annuity contract or a combination of the two.
Separate Account: Contributions allocated to VCA 2 are held by Prudential in a separate account.
Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.
3

Unit and Unit Value: You are credited with Units in VCA 2. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for VCA 2. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of VCA 2 plus any charges and fees that may apply to you.
4	The Prudential Variable Contract Account-2

FEES & EXPENSES
FEE TABLE
The following table describes the fees and expenses that you will pay when buying, owning and surrendering the Contract. For more information, see Contract Charges, later in the prospectus.
VCA 2 Fee Table
Participant Transaction Expenses°
Sales Load Imposed on Purchases (as a percentage of contributions made)	None*
Deferred Sales Load	None
Exchange Fee	None
Annual Administration Fee (maximum)°°	$30
Annual Expenses (as a percentage of average net assets)
Investment Management Fees	0.125%
Mortality and Risk Expense Fee °°°	0.375%
Total Annual Expenses	0.500%
° Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in VCA 2 to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
°° While a Participant is receiving annuity payments, we do not charge the annual administration fee.
°°° While a Participant is receiving payments under the variable annuity certain option, we do not charge the mortality and risk expense fee.
* A sales charge is not currently deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
The Financial Highlights Table appears at the end of this Prospectus.
EXAMPLE
The following expense example will help you compare the fees and expenses of the Contract with other variable annuity contracts. The example assumes that you invested $10,000 at the beginning of Year 1 and that your investment had an annual return of 5%. Your expenses would be the same whether you withdraw from VCA 2, remain as a Participant, or annuitize at the end of each period. The example is based on expense information for VCA 2 for the fiscal year ended December 31, 2014. This example should not be considered as representative of past or future expenses. Actual expenses may be greater or less than those shown.
Example
	1 Year	3 Years	5 Years	10 Years
	$300	$406	$523	$863
° The annual administration fee is reflected in the above example on the assumption that it is deducted from the Contract in the same proportions as the aggregate annual administration fees are deducted from the fixed dollar or VCA 2 Contracts. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.
The Financial Highlights and Accumulation Unit Value Table appears at the end of this prospectus.
5

SUMMARY
ABOUT THE CONTRACTS
The Contracts
The VCA 2 Contract is a group variable annuity contract. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contract is intended for retirement savings or other long-term investment purposes. The Contract, like all deferred annuity contracts, has two phases—an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase—the income period—occurs when you begin receiving regular payments from the Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.
The Contract generally is issued to employers who make contributions on behalf of their employees under Section 403(b) of the Internal Revenue Code. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is called a “Participant” or “you.”
Prudential's Group Tax Deferred Annuity Program
Prudential's Group Tax Deferred Annuity Program consists of the following contracts:
■	the VCA 2 Contract described in this prospectus,
■	certain fixed dollar annuity contracts that are offered as companion to the VCA 2 Contract (but are not described in this prospectus), and
■	contracts combining the VCA 2 Contract and a fixed dollar annuity contract.
Charges
A sales charge is not deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
We charge an annual administration fee for recordkeeping and other administrative expenses. This charge will not exceed $30 in any calendar year. We will automatically deduct it from your account. (If you also have a fixed-dollar annuity contract under Prudential's Group Tax Deferred Annuity Program, the fee will be divided between that contract and your VCA 2 account.)
We also charge for investment management services and for mortality and expense risks we assume. Those charges are deducted daily at annual rates of 0.125% and 0.375%, respectively, of the value of your VCA 2 account.
Withdrawals & Transfers
All traditional written requests and notices required or permitted under the Contract—other than withdrawal requests and death benefit claims—should be sent to Prudential at the address on the cover of this prospectus. You can also use that address for any written inquiries you may have.
As explained later, notices, forms and requests for transactions related to the Contract may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.
All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
6	The Prudential Variable Contract Account-2

Your ability to make withdrawals under your Contract is limited by federal tax law. Your employer—the Contractholder—may impose additional restrictions. If you are allowed to make withdrawals, you may submit a permitted, traditional written withdrawal request to us in any of the following ways:
■	by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.
■	by fax to Prudential Investments, Attn: Client Services at (866) 439-8602.
Requests for death benefits must also be submitted by one of the means listed above.
To process a withdrawal request or death benefit claim, it must be submitted to Prudential in Good Order.
In some cases, the Contractholder or a third-party may provide recordkeeping services for the Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.
Transaction requests (including death benefit claims) received directly by Prudential in Good Order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day.
ABOUT PRUDENTIAL & VCA 2
Prudential
Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Prudential's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.
VCA 2
VCA 2 was created on January 9, 1968. It is a separate account of Prudential, which means its assets are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.
VCA 2 is registered with the SEC as an open-end, diversified management investment company.
7

INVESTMENT PRACTICES
INVESTMENT OBJECTIVE & POLICIES
Investment Practices
Before making your investment decision, you should carefully review VCA 2's investment objective and policies. There is no guarantee that the investment objective of VCA 2 will be met.
Investment Objective and Policies
VCA 2's investment objective is long-term growth of capital. VCA 2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. VCA 2 may also invest in preferred stocks, warrants, convertible bonds or other equity-related securities.
Equity securities are subject to equity risk and market risk. Equity risk is the risk that the value of a particular stock or other equity-related security owned by VCA 2 could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to VCA 2. In addition, equity investments are subject to market risk, the risk that the markets in which VCA 2 invests may experience volatility and could go down in value, possibly sharply and unpredictably. VCA 2's holdings can vary from broad market indexes, and the performance of VCA 2 can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Under normal market conditions, VCA 2 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated “investment grade.” (This means major rating services, like Standard & Poor's Ratings Group or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. Investment in debt instruments involves a variety of risks, including the risk that an issuer or guarantor of the instrument will be unable to pay obligations when due (credit risk); the risk that VCA 2 may be unable to sell some or all of the instruments it holds, either at the price it values the instrument or at any price (liquidity risk); and the risk that the rates of interest income generated by the instruments may decline due to a decrease in market interest rates and that the market prices of the instruments may decline due to an increase in market interest rates (interest rate risk).
VCA 2 may also invest in foreign securities traded on U.S. exchanges and markets, including common stocks, American Depositary Receipts (ADRs), American Depositary Shares (ADSs), and similar receipts or shares. ADRs and ADSs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. Although not a principal strategy, VCA 2 may invest up to 30% of its total assets in other foreign securities, including foreign securities traded on foreign exchanges or markets approved under state law. VCA 2’s investment in foreign securities is limited to a maximum of 30% of its total assets.
Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by VCA 2; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in U.S. markets, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges often are smaller and less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds. ADRs and ADSs may be subject to fewer risks than direct investments in foreign securities because they may be traded on more liquid markets and the companies are usually subject to financial reporting standards similar to those applicable to U.S. companies.
8	The Prudential Variable Contract Account-2

VCA 2 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, we may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. Under a financial futures contract the seller agrees to sell a set amount of a particular financial instrument or currency at a set price and time in the future. Under a stock index futures contract, the seller of the contract agrees to pay to the buyer an amount in cash which is equal to a set dollar amount multiplied by the difference between the set dollar amount and the value of the index on a specified date. No physical delivery of the stocks making up the index is made. VCA 2 will use futures contracts only to hedge its positions with respect to securities, interest rates and foreign securities.
The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 2 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. There is no assurance that a liquid market will exist at the time we wish to close out a futures position or that a hedging transaction will reduce risk or be cost effective. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day—once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.
In addition to futures contracts, VCA 2 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 2 will only invest in “covered” options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.
Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 2 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 2 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 2—as a covered call option writer—is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
VCA 2 may invest in securities backed by real estate or shares of real estate investment trusts—called REITS—that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not—such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.
From time to time, VCA 2 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short—possibly overnight or a few days—though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 2 will only enter into
9

repurchase agreements that are fully collateralized. VCA 2 will not enter into repurchase agreements with Prudential or its affiliates as seller. However, VCA 2 may enter into joint repurchase transactions with other Prudential investment companies.
VCA 2 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 2 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 2 often continues to receive principal and interest payments on the security that it “sold.” Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 2 and for this reason, has some characteristics of borrowing. Dollar rolls occur when VCA 2 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 2 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.” Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 2 may decline below the price of the securities VCA 2 has sold but is obligated to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 2's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 2's obligation to repurchase the securities.
From time to time, VCA 2 may purchase or sell securities on a when-issued or delayed delivery basis—that is, delivery and payment can take place a month or more after the date of the transaction. VCA 2 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.
VCA 2 may also enter into short sales against the box. In this type of short sale, VCA 2 owns the security sold (or one convertible into it) but borrows the stock for the actual sale.
VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same—to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 2 anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 2's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is the risk that the counterparty will be unable to honor its financial obligations to VCA 2. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
VCA 2 may also use forward foreign currency exchange contracts. VCA 2's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
VCA 2 may lend its portfolio securities.
10	The Prudential Variable Contract Account-2

VCA 2 may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 2's net asset value. The 15% limit is applied as of the date VCA 2 purchases an illiquid security. It is possible that VCA 2's holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions. An investment in illiquid securities may reduce the returns of VCA 2, because it may be unable to sell the illiquid securities at an advantageous time or price. VCA 2 may have difficulty determining the value of such securities, and no assurance can be given that the fair value prices accurately reflect the value of the security.
There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any investment, an investment in VCA 2 could lose value, and you could lose money.
Additional information about investment policies and restrictions, including the risks associated with their use, is provided in the SAI.
11

UNIT VALUE
HOW UNIT VALUE IS DETERMINED
To keep track of investment results, each Participant is credited with Units in VCA 2. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for VCA 2. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of VCA 2 and certain Contract charges.
The Unit Value for VCA 2 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange's regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 2 does not price its Unit Value on days when the NYSE is closed but the primary markets for VCA 2's foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 2 will ordinarily price its Unit Value on days that the NYSE is open but foreign securities markets are closed.
Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
All short-term debt securities having remaining maturities of 60 days or less are valued at amortized cost. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded (which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Securities for which no market quotations are available will be valued at fair value under the direction of a committee of VCA 2 (the Committee). VCA 2 also may use fair value pricing if it determines that a market quotation is not reliable. Securities subject to fair value pricing may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into debt and for which there is no current market value; securities whose prices are stale; securities affected by significant events; and securities that VCA 2 believes were priced incorrectly. A significant event is an event, such as a political or market event that has caused a market quotation to no longer reflect the value at the time that the unit value of VCA 2 is determined. The use of fair value pricing procedures involves subjective judgments and it is possible that the fair
12	The Prudential Variable Contract Account-2

value determined for a security may be materially different than the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that VCA 2 could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which VCA 2 determines its unit value.
13

MANAGEMENT
THE COMMITTEE
VCA 2 has a Committee—similar to a board of directors—that provides general supervision. The members of the VCA 2 Committee are elected for indefinite terms by the Participants of VCA 2. A majority of the members of the VCA 2 Committee are not “interested persons” of Prudential Financial, Inc. or its affiliates, as defined by the Investment Company Act of 1940 (the 1940 Act, or the Investment Company Act).
ADVISORY ARRANGEMENTS
Prudential Investments LLC (PI), a Prudential Financial subsidiary, is the investment manager to VCA 2. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2014, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $251.6 billion.
Under a management agreement with VCA 2, PI manages VCA 2's investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.125% of the average daily net assets of VCA 2. Under the management agreement with VCA 2, PI is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of VCA 2. PI, not VCA 2, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, VCA 2 may add or change a subadviser, or change the agreement with a subadviser, if PI and VCA 2's Committee concludes that doing so is in the best interests of VCA 2 Participants. VCA 2 can make these changes without Participant approval, but will notify Participants investing in VCA 2 of any such changes.
VCA 2's current subadviser is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Under its agreement with Jennison, PI pays Jennison the entire management fee that PI receives.
Jennison may use affiliated brokers to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.
Spiros “Sig” Segalas and Warren N. Koontz, Jr., are the portfolio managers of VCA 2 and have day-to-day management responsibility over all aspects of VCA 2's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Spiros ‘Sig” Segalas is a founding member of Jennison in 1969, and is currently President and Chief Investment Officer of Jennison. He received his BA from Princeton University.
Warren N. Koontz, Jr., CFA, is a Managing Director, Portfolio Manager, and Head of Large- Cap Value Equity and a large-cap value portfolio manager for Jennison. Warren joined Jennison in September 2014. Prior to joining Jennison, Warren was a portfolio manager at Loomis, Sayles & Company for diversified and concentrated value strategies. Prior to joining Loomis Sayles in 1995, Warren was a senior portfolio manager at Comerica Bank. He also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm. He began his investment career in 1984 at the Public Employees’ Retirement System of Ohio as a securities analyst and later became an assistant investment officer. Warren earned Bachelor of Science in finance and Master of Business Administration degrees from The Ohio State University. He is also a Chartered Financial Analyst (CFA).
Messrs. Segalas and Koontz are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to
14	The Prudential Variable Contract Account-2

review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
The SAI provides additional information about Messrs. Segalas and Koontz’s compensation, other accounts that he manages, and their ownership of VCA 2 securities.
A discussion of the factors considered by the VCA 2 Committee in re-approving the advisory agreements for VCA 2 appears in the most recent VCA 2 semi-annual report.
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CONTRACT CHARGES
CHARGES & FEES
We list below the current charges under the Contract. On 90 days' notice, we may change the sales charge, administration fee and the mortality and expense risk fee. The investment management fee generally may be changed only with Participant approval.
Sales Charge
A sales charge is not deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
Administration Fee
We charge an annual administration fee for recordkeeping and other administrative expenses. This fee will not exceed $30 in any calendar year and will be automatically deducted from your account. (If you also have a fixed-dollar annuity contract under Prudential's Group Tax Deferred Annuity Program, the fee will be divided between that and your VCA 2 account.) We deduct the administration fee on the last business day of each calendar year. New Participants will only be charged a portion of the annual administration fee, depending on the number of months remaining in the calendar year after the first contribution is made. If you withdraw all of your contributions before the end of a year, we will deduct the fee on the date of the last withdrawal. After that, you may only make contributions as a new Participant, in which case you will be subject to the annual administration fee on the same basis as other new Participants. If a new Participant withdraws all of his or her Units during the first year of participation under the Contract, the full annual administration fee will be charged.
Modification of Administration Fee
Prudential may reduce or waive the administrative fee with respect to a particular Contract. We will only do this if we think that our administrative costs with respect to a Contract will be less than for other Contracts. This might occur, for example, if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. You should refer to your Contract documents which set out the exact amount of fees and charges that apply to your Contract.
Mortality and Expense Risk Fee
A “mortality risk” charge is paid to Prudential for assuming the risk that a Participant will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. In addition, an “expense risk” charge is paid to Prudential for assuming the risk that the current charges will not cover the cost of administering the Contract in the future. We deduct these charges daily. We compute the charge at an effective annual rate of 0.375% of the current value of your account (0.125% is for assuming the mortality risk, and 0.250% is for assuming the expense risk).
Investment Management Fee
Like certain other variable annuity contracts, VCA 2 is subject to a fee for investment management services. We deduct this charge daily. We compute the charge at an effective annual rate of 0.125% of the current value of your VCA 2 account.
16	The Prudential Variable Contract Account-2

THE CONTRACT
INTRODUCTION
The Contract described in this prospectus is generally issued to an employer that makes contributions on behalf of its employees. The Contract can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder—for delivery to the Participant—a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.
ACCUMULATION PERIOD
Contributions
When you first become a Participant under the Contract, you must indicate if you want contributions made on your behalf to be allocated between VCA 2 and a companion fixed dollar annuity contract. You can change this allocation from time to time. The discussion below applies only to contributions to VCA 2.
When a contribution is made, we invest 100% of it in VCA 2. You are credited with a certain number of Units, which are determined by dividing the amount of the contribution by the Unit Value for VCA 2 for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of VCA 2. Units will be redeemed as necessary to pay your annual administration fee.
Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive your enrollment form in Good Order. If an initial contribution is made on your behalf and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:
■	If the Contractholder has purchased only a VCA 2 Contract or a VCA 2 Contract together with either a group variable annuity contract issued through Prudential's MEDLEY Program or unaffiliated mutual funds, then the initial contribution will be invested in The Prudential Variable Contract Account-11 within Prudential's MEDLEY Program.
■	If the Contractholder has purchased a VCA 2 Contract as well as shares of a money market fund, the initial contribution will be invested in that money market fund.
In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the investment in the money market option. The redemption proceeds plus any earnings will be paid to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.
The Unit Value
Unit Value is determined each business day by multiplying the previous day's Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and mortality and expense risk charges. The gross change factor for VCA 2 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets.
Withdrawal of Contributions
Because the Contract is intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Under Section 403(b) of the Internal Revenue Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1⁄2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary after December
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31, 1988 may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.
If your retirement arrangement permits, you may withdraw at any time the dollar value of all of your VCA 2 Units as of December 31, 1988.
Spousal Consent. Under certain retirement arrangements, ERISA requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.
Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.
Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.
Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.
Systematic Withdrawal Plan
If you are at least 59 1⁄2 years old, you may be able to participate in the Systematic Withdrawal Plan. Participants under the age of 59 1⁄2 may also be able to participate in the Systematic Withdrawal Plan if they no longer work for the Contractholder. Regardless of your age, participation in this program may be restricted by your retirement arrangement. Please consult your Contract documents.
Receiving payments under the systematic withdrawal plan may have significant tax consequences and participants should consult with their tax adviser before signing up.
Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59 1⁄2, the withdrawals will generally be subject to a 10% premature distribution penalty tax. Withdrawals you make after the later of (i) age 70 1⁄2 or (ii) your retirement, must satisfy certain required minimum distribution rules. Withdrawals by beneficiaries must also meet certain required minimum distribution rules. Qualified withdrawals from a Roth 403(b) account are not subject to income tax.
Plan enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of VCA 2 during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or equivalent electronic means) which we will provide to you on request.
Termination of Systematic Withdrawal Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.
18	The Prudential Variable Contract Account-2

Additional Contributions. If you have elected to participate in the Systematic Withdrawal Plan, contributions may still be made on your behalf.
Non-Prudential Recordkeepers. If the Contractholder or some other organization provides recordkeeping services for your Contract, different procedures under the Systematic Withdrawal Plan may apply.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.
Death Benefits
In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units (less the full annual administration charge) on the day we receive the claim in Good Order.
Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as a variable annuity, or a combination of the three, subject to the required minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If a Participant does not make an election, his or her beneficiary must choose from these same three options (or a combination) before the later to occur of: the first anniversary of the Participant's death or two months after Prudential receives due proof of the Participant's death. For benefits accruing before December 31, 1986, Internal Revenue regulations require that a designated beneficiary must begin to receive payments no later than the earlier of (1) December 31 of the calendar year during which the fifth anniversary of the Participant's death occurs or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years. However, if the election includes systematic withdrawals, the beneficiary may terminate them and receive the remaining balance in cash (or effect an annuity with it) or change the frequency, size or duration of the systematic payments.
If your spouse is the sole designated beneficiary, they have an option to roll death benefits into an IRA in their own name.
As of 2007, non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a §457 governmental plan, a §403(b) TDA or an IRA. For plan years beginning after December 31, 2009, employer plans are required to be amended to permit such rollovers. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The required minimum distribution rules regarding non-spouse beneficiaries continue to apply.
Required Minimum Distribution Rules. Benefits accruing after December 31, 1986 under a Section 403(b) annuity contract are subject to required minimum distribution rules. These specify the time when payments must begin and the minimum amount that must be paid annually. Generally, when a Participant dies before we have started to make benefit payments, we must pay out the death benefit entirely by December 31 of the calendar year including the fifth anniversary of the Participant's date of death. Or, the beneficiary may select an annuity under option 1, 2 or 4 described in the Available Forms of Annuity Sections below, with the payments to begin as of December 31 of the calendar year immediately following the calendar year in which the Participant died (or, if the Participant's spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have become 70 1 /2 years old, if that year is later). Options 3 and 5 described in the Available Forms of Annuity Section below may not be selected under these rules. In addition, the duration of any period certain annuity may not exceed the beneficiary's life expectancy as determined under IRS tables. If the amount distributed to a beneficiary for a calendar year is less than the required minimum amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.
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ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant Federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.
Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.
Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the minimum distribution rules described below.
Until Pay-out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units.
Discontinuance of Contributions
A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. In addition, any Participant may stop contributions made on his or her behalf.
We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 90 days' notice to the Contractholder.
If contributions on your behalf have been stopped, you may either keep your Units in VCA 2 or elect any of the options described under “Transfer Payments,” below.
Continuing Contributions Under New Employer
If you become employed by a new employer, and that employer is eligible to provide tax deferred annuities, you may be able to enter into a new agreement with your new employer which would allow you to continue to participate under the Contract. Under that agreement, the new employer would continue to make contributions under the Contract on your behalf. We can only accept contributions if we have entered into an information-sharing agreement or its functional equivalent, with your new employer or its agent.
Transfer Payments
Unless your Contract specifically provides otherwise, you can transfer all or some of your VCA 2 Units to a fixed dollar annuity contract issued under Prudential's Group Tax Deferred Annuity Program. To make a transfer, you need to provide us with a completed transfer request in a permitted form, including a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if your Contract has a recordkeeper other than Prudential.
20	The Prudential Variable Contract Account-2

You may also make transfers into your VCA 2 account from a fixed dollar annuity contract issued under Prudential's Group Tax Deferred Annuity Program or from a similar group annuity contract issued by Prudential to another employer. Because your retirement arrangements or the contracts available under your arrangements may contain restrictions on transfers, you should consult those documents. For example, some contracts and retirement plans provide that amounts transferred to VCA 2 from the fixed dollar annuity may not be transferred within the following 90 days to an investment option deemed to be “competing” with the fixed dollar annuity contract. Prudential reserves the right to limit how many transfers you may make in any given period of time.
Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in the fixed-dollar annuity contract. The value of the Units redeemed will be determined by dividing the amount transferred by the Unit Value for that day for VCA 2.
Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer a Participant's Units in VCA 2 to a designated alternate funding agency. We will notify each Participant with Units of the Contractholder's request. A Participant may then choose to keep his or her Units in VCA 2 or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in VCA 2. If you choose to transfer your VCA 2 Units to the alternate funding agency, your VCA 2 account will be closed on the “transfer date” which will be the later to occur of:
■	a date specified by the Contractholder, or
■	90 days after Prudential receives the Contractholder's request.
At the same time, all of the VCA 2 Units of Participants who have elected to go into the alternate funding agency will be transferred to a liquidation account (after deducting the full annual administration charge for each Participant). Each month, beginning on the transfer date, a transfer will be made from the liquidation account to the alternate funding agency equal to the greater of:
■	$2 million, or
■	3% of the value of the liquidation account as of the transfer date.
When this happens, Units in the liquidation account will be canceled until there are no more Units.
Requests, Consents and Notices
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.
For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be authorized by you.
During times of extraordinary economic or market changes, telephone or other electronic and other instructions may be difficult to implement.
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Some state retirement programs, or Contractholders, may not allow these privileges or allow them only in modified form.
Prudential Mutual Funds
We may offer certain Prudential mutual funds as an alternative investment vehicle for existing VCA 2 Contractholders. These funds, like VCA 2, are managed by PI. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.
Exchanges. Prudential may also permit Participants to exchange some or all of their VCA 2 Units for shares of Prudential mutual funds. In addition, Prudential may allow Participants to exchange some or all of their shares in Prudential mutual funds for VCA 2 Units. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features as the VCA 2 Contract.
Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.
Annual Administration Fee. If a Participant exchanges all of his or her VCA 2 Units for shares in the Prudential mutual funds, the annual administration fee under the Contract may be deducted from the Participant's mutual fund account.
Taxes. Generally, there should be no adverse tax consequences if a Participant elects to exchange amounts in the Participant's current VCA 2 account(s) for shares of Prudential mutual funds or vice versa. Exchanges from a VCA 2 account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a VCA 2 account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under VCA 2.
Discovery Select™ Group Retirement Annuity
Certain Participants may be offered an opportunity to exchange their VCA 2 Units for interests in Discovery Select Group Retirement Annuity (Discovery Select), which offers 21 different investment options. The investment options available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.
For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. Generally, there should be no adverse tax consequences if a Participant elects to exchange VCA 2 Units for interests in Discovery Select.
A copy of the Discovery Select prospectus can be obtained at no cost by calling 1-877-778-2100.
Modified Procedures
Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different procedures than those described in this prospectus. For example, they may require that transfer and withdrawal requests be sent to the recordkeeper rather than Prudential. For more information, please refer to your Contract documents.
ANNUITY PERIOD
Variable Annuity Payments
The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:
■	the total value of your VCA 2 Units on the date the annuity begins,
22	The Prudential Variable Contract Account-2

■	the taxes on annuity considerations as of the date the annuity begins,
■	the schedule of annuity rates in the Contract, and
■	the investment performance of VCA 2 after the annuity has begun.
The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of the Units, and thus the amount of the monthly payment, will reflect investment performance after the date on which the income phase begins.
Electing the Annuity Date and the Form of Annuity
If permitted under federal tax law and your Contract, you may use all or any part of your VCA 2 Units to purchase a variable annuity under the Contract. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. You may also be able to purchase a fixed dollar annuity if you have a companion fixed dollar contract.
The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.
If the dollar amount of your first monthly annuity payment is less than the minimum specified in the Contract, we may decide to make a withdrawal payment to you instead of an annuity payment. If we do so, all of the Units in your VCA 2 account will be withdrawn as of the date the annuity was to begin.
Available Forms of Annuity
Option 1—Variable life annuity. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. However, no payments will be made after you pass away. It is possible under this type of annuity to receive only one annuity payment. For this reason, this option is generally best for someone without dependents who wants higher income during his or her lifetime.
Option 2—Variable life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a minimum number of monthly payments that will be made—120 or 180—so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period.
Option 3—Variable joint and survivor annuity. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. When you purchase this type of annuity you will be asked to set the percentage of the monthly payment—for example, 33% or 66% or 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime.
Option 4—Variable annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Options 1, 2 and 3, these payments will only be paid for 120 months. If you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period. If you outlive the specified time period, you will no longer receive any annuity payments. Because Prudential does not assume any mortality risk, no mortality risk charges are made in determining the annuity purchase rates for this option.
Option 5—Variable joint and survivor annuity with 120 payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or
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his lifetime. Your contingent annuitant will receive monthly payments in the same amount as the monthly payments you have received for a period of 120 months. You also set the percentage of the monthly payment—for example, 33% or 66% or even 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime the 120 month period.
If both you and the contingent annuitant pass away during the 120 month period, payments will be made to the properly designated beneficiary for the rest of that period.
If the dollar amount of the first monthly payment to a beneficiary is less than the minimum set in the Contract, or the beneficiary named under Options 2, 4 and 5 is not a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted values of the unpaid payments certain in one sum.
With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant (or if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and the designated beneficiary as determined under Internal Revenue Service life expectancy tables). In addition, proposed Internal Revenue Service regulations limit the duration of any period certain payment and the maximum survivor benefit payable under a joint and survivor annuity.
Purchasing the Annuity
Once you have selected a type of annuity, you must submit to Prudential an election in a permitted written (or electronic) form that we will provide or give you access to on request. Unless you pick a later date, the annuity will begin on the first day of the second month after we have received your election in Good Order and you will receive your first annuity payment within one month after that.
If it is necessary to withdraw all of your contributions in VCA 2 to purchase the annuity, the full annual administration fee will be charged. The remainder—less any applicable taxes on annuity considerations—will be applied to provide an annuity under which each monthly payment will be the value of a specified number of “Annuity Units.” The Annuity Unit Value is calculated as of the end of each month. The value is determined by multiplying the “annuity unit change factor” for the month by the Annuity Unit Value for the preceding month. The annuity unit change factor is calculated by:
■	adding to 1.0 the rate of investment income earned, if any, after applicable taxes and the rate of asset value changes in VCA 2 during the period from the end of the preceding month to the end of the current month,
■	then deducting the rate of the investment management fee for the number of days in the current month (computed at an effective annual rate of 0.125%),and
■	dividing by the sum of 1.00 and the rate of interest for 1 1⁄2 of a year, computed at the effective annual rate specified in the Contract as the “Assumed Investment Result” (see below).
Assumed Investment Result
To calculate your initial payment, we use an “annuity purchase rate.” This rate is based on several factors, including an assumed return on your investment in VCA 2. If VCA 2's actual investment performance is better than the assumed return, your monthly payment will be higher. On the other hand, if VCA 2's actual performance is not as good as the assumed return, your monthly payment will be lower.
Under each Contract, the Contractholder chooses the assumed return rate. This rate may be 3 1⁄2%, 4%, 4 1⁄2%, 5% or 5 1⁄2%. The return rate selected by the Contractholder will apply to all Participants receiving annuities under the Contract.
The higher the assumed return rate, the greater the initial annuity payment will be. However, in reflecting the actual investment results of VCA 2, annuity payments with a lower assumed return rate will increase faster—or decrease slower—than annuity payments with a higher assumed return rate.
24	The Prudential Variable Contract Account-2

Schedule of Variable Annuity Purchase Rates
The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.
Deductions for Taxes on Annuity Considerations
Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.
OTHER INFORMATION
Assignment
The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.
Changes in the Contract
We have the right under the Contract to change the annual administration fee .
The Contract allows us to revise the annuity purchase rates from time to time as well as the mortality and expense risk fees. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.
If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.
Reports
At least once a year, you will receive a report from us showing the number of your Units in VCA 2. You will also receive annual and semi-annual reports showing the financial condition of VCA 2.
25

ADDITIONAL INFORMATION
SALE & DISTRIBUTION
Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.
FEDERAL TAXATION
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The summary that follows includes a description of certain spousal rights under the contract and our administration of such spousal rights and related tax reporting. Prior to a recent U.S. Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (DOMA), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.
On August 29, 2013, the Internal Revenue Service (IRS) issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. If a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.
Currently a case is pending with the U.S. Supreme Court that may address several unanswered questions regarding the application of federal and state tax law to same sex marriages, civil unions and domestic partnerships. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).
Please consult with your tax or legal advisor before electing the Spousal Benefit for a same sex spouse or civil union partner.
Tax-qualified Retirement Arrangements Using the Contracts
The Contract may be used with retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contract are complex and you are advised to consult a qualified tax adviser.
■	Contributions. In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 403(b), if offered by your employer, are not deductible.
■	Earnings. Federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.
26	The Prudential Variable Contract Account-2

■	Distribution or Withdrawal. When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments under a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. This limitation is discussed in the “Withdrawal of Contributions,” above. Qualified distributions from a Roth 403(b) account are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account are never subject to income tax.
■	Minimum Distribution Rules. In general, distributions from a Section 403(b) plan that are attributable to benefits accruing after December 31, 1986 must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1⁄2 or (2) you retire. Amounts accruing on or before December 31, 1986, while not generally subject to this minimum distribution requirement, may be required to be distributed by a certain age under other federal tax rules.
■	Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS proposed regulations. Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December 31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death.
■	Special rules apply where your spouse is your designated beneficiary. If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.
Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
In addition, in order to comply with the regulations, we will only process certain transactions (e.g, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.
WITHHOLDING
Withholding
Certain distributions from Section 403(b) plans, which are not directly rolled over or transferred to another eligible retirement plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of 10 years or more; (c) distributions required as minimum distributions; or (d) hardship distributions.
27

DEATH BENEFITS
In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.
TAXES ON PRUDENTIAL
Although VCA 2 is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the separate account are taxed as part of the operations of Prudential. No charge is being made currently against the separate account for company federal income taxes. Prudential will review the question of a charge to the separate account for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contractholders because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges paid under the contract. We reserve the right to change these tax practices.
VOTING RIGHTS
VCA 2 may call meetings of persons having voting rights, just like mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote. Under some plans, the Contractholder has the right to vote.
Meetings are not necessarily held every year. VCA 2 Participant meetings may be called to elect Committee Members, vote on amendments to the investment management agreement, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 2, a meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants/Contractholders.
As a VCA 2 Participant/Contractholder, you are entitled to the number of votes that equals the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 2, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential's votes will be cast in the same proportion that the other Participants/Contractholders vote—for example, if 25% of the Participants/Contractholders who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.
LITIGATION
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Prudential establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the
28	The Prudential Variable Contract Account-2

matter, if material, is disclosed. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Prudential reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the ability of Prudential to meet its obligations under the Contract.
VCA 2 POLICIES
Disclosure of Portfolio Holdings
A description of VCA 2's policies and procedures with respect to the disclosure of VCA 2's portfolio securities is described in VCA 2's Statement of Additional Information.
Frequent Trading
VCA 2 seeks to prevent patterns of frequent purchases and redemptions of VCA 2 Units by Contractholders and Participants. Frequent purchases and sales of VCA 2 Units may adversely affect VCA 2 performance and the interests of long-term investors. When a Contractholder or Participant engages in frequent or short-term trading, VCA 2 may have to sell portfolio securities to have the cash necessary to redeem Units. This can happen when it is not advantageous to sell any securities, so VCA 2's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because VCA 2 cannot predict how much cash it will have to invest. In addition, if VCA 2 is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, VCA 2 may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain Contractholders and Participants may cause dilution in the value of Units held by other Contractholders and Participants. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share or unit prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share or unit price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor's frequent trading strategy.
VCA 2 does not knowingly accommodate or permit frequent trading, and the VCA 2 Committee has adopted policies and procedures designed to discourage or prevent frequent trading activities by Contractholders and Participants.
We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option (such as VCA 2) within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria.
In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by a fund that transfers in its shares must be restricted under its policies and
29

procedures concerning excessive trading (your retirement plan may include investment options other than VCA 2 which are mutual funds or are other contracts that include underlying funds). In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
■	Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.
■	Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder's adoption of Prudential's Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.
Contractholders and Participants seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of VCA 2 to prevent such trading, there is no guarantee that VCA 2 or Prudential will be able to identify these Contractholders and Participants or curtail their trading practices. VCA 2 does not have any arrangements intended to permit trading of its Units in contravention of the policies described above.
Service Providers
We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act. The entities engaged by us may change over time. As of December 31, 2014, non-affiliated entities that could be deemed service providers to separate accounts funding the Contracts consisted of the following: Broadridge Financial Solutions, Inc. (Broadridge) (proxy tabulation services) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301; State Street Bank—Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania, Kansas City, MO 64105; Tata America International Corporation (administrative processing), located at 101 Park Avenue, New York, NY 10178. With respect to certain retirement plans, Fidelity Investments Institutional Operations Company, Inc. and Fidelity Brokerage Services LLC (collectively, “Fidelity”), located at 400 Puritan Way Marlborough, MA 01752, serves as agent of Prudential for purposes of accepting orders and also performs certain other services as agent of Prudential.
OTHER INFORMATION
A registration statement under the Securities Act of 1933 has been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.
For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.
A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100.
30	The Prudential Variable Contract Account-2

TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
Table of Contents — Statement of Additional Information

Investment Management & Administration of VCA 2	3
Management & Advisory Arrangements	3
Fundamental Investment Restrictions Adopted by VCA 2	8
Non-Fundamental Investment Restrictions adopted by VCA 2	8
Investment Restrictions Imposed by State Law	9
Additional Information About Financial Futures Contracts	10
Additional Information About Options	11
Forward Foreign Currency Exchange Contracts	14
Interest Rate Swap Transactions	14
Loans of Portfolio Securities	15
Portfolio Turnover Rate	17
Portfolio Brokerage and Related Practices	17
Custody of Securities & Securities Lending Agent	18

The VCA 2 Committee and Officers	20
Management of VCA 2	20

Policies of VCA 2	28
Proxy Voting & Recordkeeping	28
Disclosure of Portfolio Holdings	29

Information About Prudential	31
Executive Officers and Directors of The Prudential Insurance Company of America	31

Sale of Group Variable Annuity Contracts	34
Information About Contract Sales	34

Financial Statements	35
Financial Statements of VCA 2 & Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries	35
31

FINANCIAL HIGHLIGHTS
INTRODUCTION
The following financial highlights for the years ended December 31, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006 and 2005 were derived from financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 2's Annual Report which is available, at no charge, as described on the back cover of this prospectus.
Financial Highlights for VCA 2: Income and Capital Changes per Accumulation Unit* (For an Accumulation Unit Outstanding Throughout the Year)
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Investment Income	$.7348	$.7032	$.7051	$.5578	$.5760	$.4604	$.6104	$.6673	$.5815	$.4098
Expenses
Investment management fee	(.0718)	(.0596)	(.0493)	(.0488)	(.0440)	(.0360)	(.0435)	(.0526)	(.0453)	(.0380)
Assuming mortality and expense risks	(.2151)	(.1786)	(.1476)	(.1463)	(.1320)	(.1080)	(.1305)	(.1576)	(.1357)	(.1140)
Net Investment Income	.4479	.4650	.5082	.3627	.4000	.3164	.4364	.4571	.4005	.2578

Capital Changes
Net realized and unrealized gain (loss) on investment transactions	5.6719	12.5785	4.1824	(3.1568)	3.8198	11.1266	(18.6595)	1.9976	4.7880	5.5122
Net Increase (Decrease) in Accumulation Unit Value	6.1198	13.0435	4.6906	(2.7941)	4.2198	11.4430	(18.2231)	2.4547	5.1885	5.7700

Accumulation Unit Value
Beginning of year	54.3295	41.2860	36.5954	39.3895	35.1697	23.7267	41.9498	39.4951	34.3066	28.5366
End of year	$60.4493	$54.3295	$41.2860	$36.5954	$39.3895	$35.1697	$23.7267	$41.9498	$39.4951	$34.3066
Total Return**	11.26%	31.59%	12.82%	(7.09)%	12.00%	48.23%	(43.44%)	6.22%	15.12%	20.22%
Ratio of Expenses To Average Net Assets***	.50%	.50%	.50%	.50%	.50%	.50%	.50%	.50%	.50%	.50%
Ratio of Net Investment Income To Average Net Assets***	.78%	.98%	1.29%	.92%	1.14%	1.10%	1.24%	1.09%	1.10%	.84%
Portfolio Turnover Rate	70%	69%	45%	56%	70%	63%	81%	63%	55%	51%
Number of Accumulation Units Outstanding For Participants at end of year (000 omitted)	4,579	5,046	5,495	6,219	7,271	8,074	8,807	10,240	11,081	12,012
* Calculated by accumulating the actual per unit amounts daily.
** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
*** These calculations exclude PICA’s equity in VCA-2.
The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.
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For More Information
Additional information about VCA 2 can be obtained upon request without charge and can be found in the following documents:
Statement of Additional Information (SAI) (incorporated by reference into this prospectus)
Annual Report (including a discussion of market conditions and strategies that significantly affected VCA 2's performance during the previous year)
Semi-Annual Report
To obtain these documents or to ask any questions about VCA 2: Call toll-free 1-877-778-2100 or Write to The Prudential Variable Contract Account 2 c/o Prudential Retirement Services, 30 Scranton Office Park, Scranton, PA 18507-1789
You can also obtain copies of VCA 2 documents from the Securities and Exchange Commission website: http://www.sec.gov.
SEC File No. 811-01612

NOT01SU043
04/2014

PRUDENTIAL INVESTMENTS » MUTUAL FUNDS
The Prudential Variable Contract Account-2
STATEMENT OF ADDITIONAL INFORMATION • May 1, 2015
Group tax-deferred variable annuity contracts issued through The Prudential Variable Contract Account-2 (referred to herein as VCA 2, or the Fund, or the Account) are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in VCA 2, a separate account primarily invested in common stocks.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2015, which is available without charge upon written request to The Prudential Insurance Company of America (Prudential), c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-877-778–2100.

3	INVESTMENT MANAGEMENT & ADMINISTRATION OF VCA 2
3	MANAGEMENT & ADVISORY ARRANGEMENTS
8	FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2
8	NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 2
9	INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
10	ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
11	ADDITIONAL INFORMATION ABOUT OPTIONS
14	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
14	INTEREST RATE SWAP TRANSACTIONS
15	LOANS OF PORTFOLIO SECURITIES
17	PORTFOLIO TURNOVER RATE
17	PORTFOLIO BROKERAGE AND RELATED PRACTICES
18	CUSTODY OF SECURITIES & SECURITIES LENDING AGENT
20	THE VCA 2 COMMITTEE AND OFFICERS
20	MANAGEMENT OF VCA 2
28	POLICIES OF VCA 2
28	PROXY VOTING & RECORDKEEPING
29	DISCLOSURE OF PORTFOLIO HOLDINGS
31	INFORMATION ABOUT PRUDENTIAL
31	EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
34	SALE OF GROUP VARIABLE ANNUITY CONTRACTS
34	INFORMATION ABOUT CONTRACT SALES
35	FINANCIAL STATEMENTS
35	FINANCIAL STATEMENTS OF VCA 2 & CONSOLIDATED FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES

INVESTMENT MANAGEMENT & ADMINISTRATION OF VCA 2
MANAGEMENT & ADVISORY ARRANGEMENTS
The Manager of VCA 2 is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the investment companies that, together with VCA 2, comprise the Prudential mutual funds. As of December 31, 2014, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $251.6 billion.
PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).
Pursuant to a Management Agreement with VCA 2 (the Management Agreement), PI, subject to the supervision of a committee of VCA 2 (the VCA 2 Committee) and in conformity with the stated policies of VCA 2, manages both the investment operations of VCA 2 and the composition of VCA 2's portfolio, including the purchase, retention disposition and loan of securities and other assets. PI is obligated to keep certain books and records of the Account in connection therewith. PI has hired a subadviser to provide investment advisory services to VCA 2. PI also administers VCA 2's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, VCA 2's custodian (the Custodian). The management services of PI to VCA 2 are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.
During the term of this Management Agreement for VCA 2, PI bears the following expenses:
(a) the salaries and expenses of all VCA 2 Committee members, officers, and employees of VCA 2, and PI,
(b) all expenses incurred by PI in connection with managing the ordinary course of VCA 2's business, other than those assumed by VCA 2 herein,
(c) the costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement,
(d) the registration of VCA 2 and its shares of capital stock for the offer or sale under federal and state securities laws,
(e) the preparation, printing and distribution of prospectuses for VCA 2, and advertising and sales literature referring to VCA 2 for use and offering any security to the public,
(f) the preparation and distribution of reports and acts of VCA 2 required by and under federal and state securities laws,
(g) the legal and auditing services that may be required by VCA 2,
(h) the conduct of annual and special meetings of persons having voting rights, and (i)the custodial and safekeeping services that may be required by VCA 2.
VCA 2 assumes and will pay the expenses described below:
(a) brokers' commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 2 in connection with its securities and futures transactions,
(b) all taxes and corporate fees payable by VCA 2 to federal, state or other governmental agencies,
(c) the cost of fidelity, VCA 2 Committee members' and officers' and errors and omissions insurance,
(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 2's business, and
(e) any expenses assumed by VCA 2 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule12b-1 under the Investment Company Act of 1940, as amended (1940 Act, or Investment Company Act).
VCA 2 pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at an annual rate of 0.125% of the average daily net assets of the Account. The table below sets forth the fees received by PI from VCA 2 during the three most recent fiscal years.

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The Management Agreement provides that the Manager shall not be liable to VCA 2 for any error of judgment by the Manager or for any loss sustained by VCA 2 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or VCA 2 (by the VCA 2 Committee members or vote of a majority of the outstanding voting securities of VCA 2, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice.
PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 2. Fee waivers and subsidies will increase VCA 2's total return. These voluntary waivers may be terminated at any time without notice.
PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of VCA 2. In connection therewith, Jennison is obligated to keep certain books and records of VCA 2. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of those services. Pursuant to the Subadvisory Agreement, PI compensates Jennison at an annual the rate of 0.125% of the Fund's average daily net assets, which represents the entire management fee paid to PI. The table below sets forth the subadvisory fee amounts received by Jennison from PI for the three most recent fiscal years.
The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by VCA 2, or Jennison, upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.
Management & Subadvisory Fees Paid
	2014	2013	2012
Management Fees Paid to PI	$359,016	$323,564	$293,647
Subadvisory Fees Paid to Jennison	$359,016	$323,564	$293,647
VCA 2 operates under a manager-of-managers structure. PI is authorized to select (with approval of the VCA 2 Committee's independent members) one or more subadvisers to handle the actual day-to-day investment management of the Account. PI monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the VCA 2 Committee as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if the Account has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Account's assets, and PI can change the allocations without VCA 2 Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.
The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits us to hire or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential. The current order imposes the following conditions:
1. PI will provide general management and administrative services to VCA 2 (the Account) including overall supervisory responsibility for the general management and investment of the Account's securities portfolio, and, subject to review and approval by the Board, will (a) set the Account's overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Account's assets among its subadvisers in those cases where the Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Account's investment objectives, policies, and restrictions.
2. Before the Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.

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3. The Account will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Account's subadvisory agreement. The Account will meet this condition by providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule14C thereunder. With respect to a newly retained subadviser, or a material change in a subadvisory agreement, this information statement will be provided to shareholders of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule14A under the Exchange Act.
4. The Account will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.
5. No VCA 2 Committee member or officer of the Account or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such VCA 2 Committee member director or officer) any interest in any subadviser except for (i) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.
6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Account or PI other than by reason of serving a subadviser to the Account or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the Account.
7. At all times, a majority of the members of the VCA 2 Committee will be persons each of whom is not an “interested person” of the Account as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.
8. When a subadviser change is proposed with an Affiliated Subadviser, the VCA 2 Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee's minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage. Prudential is responsible for the administrative and recordkeeping functions of VCA 2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
A daily charge is made which is equal to an effective annual rate of 0.50% of the net asset value of VCA 2 1⁄2 (0.25%) of this charge is for assuming expense risks; ¼ (0.125%) of this charge is for assuming mortality risks; and ¼ (0.125%) is for investment management services. The table below sets forth the amounts received by Prudential from VCA 2 during the three most recent fiscal years for assuming mortality and expense risks.
There is also an annual administration charge made against each Participant's accumulation account in an amount which varies with each Contract but which is not more than $30 for any accounting year. The table below sets forth the amounts of annual account charges collected by Prudential from VCA 2 during the three most recent fiscal years.
No sales charge is deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
The VCA 2 Committee has adopted a Code of Ethics. In addition, PI, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by VCA 2. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when VCA 2 is making such investments. These Codes of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. These Codes of Ethics are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, by writing the Commission's Public Reference Room, Washington, D.C. 20549-0102.

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Mortality Risk Charges & Annual Administration Charges Paid
	2014	2013	2012
Mortality Risk Charges	$1,054,438	$950,641	$863,420
Annual Administration Charges	$5,338	$5,862	$10,292
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS. Set forth below is additional information concerning other accounts managed by Spiros “Sig” Segalas and Warren N. Koontz, Jr., who serve as the Portfolio Managers for VCA 2. Information furnished is as of December 31, 2014. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.
Information About Other Accounts Managed
	Registered Investment Companies (thousands)	Other Pooled Investment Vehicles (thousands)	Other Accounts (thousands)*	Ownership of VCA 2 Securities
Spiros “Sig” Segalas	16 / $41,724,726	4 / $805,777	5 / $2,139,378	None
Warren N. Koontz, Jr.	8 / $5,817,910	2 / $273,065	1 / $16,853	None
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
As of December 31, 2014, Messrs. Segalas and Koontz owned no securities issued by VCA 2. The general public may not invest in VCA-2. Instead VCA-2 investments may be made only by participants under certain retirement arrangements.
COMPENSATION: The structure of, and method(s) used by Jennison to determine the compensation for each of Mr. Segalas and Mr. Koontz is set forth below:
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation. The factors reviewed for the portfolio manager are listed below in order of importance.
The following primary quantitative factor is reviewed for the portfolio managers:
■	One, three, five year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
■	Performance for the composite of accounts that includes the portion of the Fund managed by the Mr. Segalas is measured against the Russell 1000 Growth Index.
■	Performance for the composite of accounts that includes the portion of the Fund managed by the Mr. Koontz is measured against the Russell 1000 Value Index;
The qualitative factors reviewed for the portfolio managers may include:
■	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■	Historical and long-term business potential of the product strategies;
■	Qualitative factors such as teamwork and responsiveness; and
■	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

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POTENTIAL CONFLICTS OF INTEREST: Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another.
Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■	Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.
■	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product.
Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretion portfolios are communicated after the discretion portfolio has traded. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.
■	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

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■	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts
■	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
■	Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.
■	Jennison has adopted a code of ethics and policies relating to personal trading.
■	Jennison provides disclosure of these conflicts as described in its Form ADV.
FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2
In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 2 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.
CONCENTRATION IN PARTICULAR INDUSTRIES. VCA 2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 2's total assets, more than 5% of VCA 2's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 2's total assets (determined at the time of the investment) would be invested in a single industry.
INVESTMENTS IN REAL ESTATE-RELATED SECURITIES. No purchase of or investment in real estate will be made for the account of VCA 2 except that VCA 2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).
INVESTMENTS IN FINANCIAL FUTURES. No commodities or commodity contracts will be purchased or sold for the account of VCA 2 except that VCA 2 may purchase and sell financial futures contracts and related options. Loans. VCA 2 will not lend money, except that loans of up to 10% of the value of VCA 2's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 2 in accordance with its investment objectives and policies.
BORROWING. VCA 2 will not issue senior securities, borrow money or pledge its assets, except that VCA 2 may borrow from banks up to 33 1⁄3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 2 may pledge up to 33 1⁄3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.
MARGIN. VCA 2 will not purchase securities on margin (but VCA 2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 2 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.
UNDERWRITING OF SECURITIES. VCA 2 will not underwrite the securities of other issuers, except where VCA 2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 2 is permitted to make.
CONTROL OR MANAGEMENT OF OTHER COMPANIES. No securities of any company will be acquired for VCA 2 for the purpose of exercising control or management thereof.
NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 2
The VCA 2 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The VCA 2 Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 2.

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INVESTMENTS IN OTHER INVESTMENT COMPANIES. Except as part of a merger, consolidation, acquisition or reorganization, VCA 2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act , and the rules and regulations thereunder; provided, however, that VCA 2 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the SEC.
SHORT SALES. VCA 2 will not make short sales of securities or maintain a short position, except that VCA 2 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.
ILLIQUID SECURITIES. VCA 2 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 2's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 2 purchases an illiquid security.
INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
In addition to the investment objectives, policies and restrictions that VCA 2 has adopted, the Account must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, the Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:
1. The Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.
2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.
3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of “over-the-counter” securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.
4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of the Account would be invested in the securities of such corporation.
The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 2 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.
Important Note: Pursuant to permissions granted to VCA 2 by the New Jersey Department of Insurance, VCA 2 may invest in the following securities which would otherwise be impermissible investments for VCA 2 under New Jersey law:
■	VCA 2 may invest up to 30% of its total assets in foreign securities traded on United States or Canadian exchanges, or traded on exchanges in foreign markets outside the United States and Canada as specifically identified by the New Jersey Department of Insurance.
■	VCA 2 may invest in securities that do not otherwise meet the dividend or earnings requirements of New Jersey law in excess of the 5% limitation set forth above.

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Investment limitations may also arise under the insurance laws and regulations of the other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Account.
ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
As described in the Prospectus, VCA 2 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the Prospectus.
VCA 2 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.”
There are several risks associated with the use of futures contracts for hedging purposes. While VCA 2's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 2 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner.There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 2's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.
There can be no assurance that a liquid market will exist at a time when VCA 2 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 2 from liquidating an unfavorable position and VCA 2 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

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ADDITIONAL INFORMATION ABOUT OPTIONS
As described in the Prospectus, VCA 2 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the Prospectus.
In addition to those described in the Prospectus, options have other risks, primarily related to market fluctuation and liquidity. Unanticipated fluctuations in the financial markets could result in losses to VCA 2 on its options positions. Additionally, a position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 2 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 2 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.
The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 2 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 2 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 2 originally wrote the OTC option. There can be no assurance that VCA 2 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 2 may be unable to liquidate an OTC option.
OPTIONS ON EQUITY SECURITIES. VCA 2 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on NASDAQ, or that result from privately negotiated transactions with broker-dealers. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.
VCA 2 will write only “covered” options on stocks. A call option is covered if: (1) VCA 2 owns the security underlying the option; or (2) VCA 2 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 2 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 2 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2)VCA 2 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

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VCA 2 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting a VCA 2 security from a decline in market value). The loss to VCA 2 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 2 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.
VCA 2 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.
VCA 2 may purchase call options for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.
If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.
OPTIONS ON DEBT SECURITIES. VCA 2 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.
VCA 2 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 2 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.
VCA 2 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 2 will also segregate or deposit for the benefit of VCA 2's broker cash or other liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 2's use of straddles will be limited to 5% of VCA 2's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 2's net assets at the time the straddle is written).
VCA 2 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 2 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 2 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 2 purchases a put option on an underlying security it owns.
VCA 2 may also purchase call options on debt securities for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.
VCA 2 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.
VCA 2 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.
OPTIONS ON STOCK INDICES. VCA 2 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or OTC options. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

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VCA 2 will write only “covered” options on stock indices. A call option is covered if VCA 2 follows the segregation requirements set forth in this paragraph. When VCA 2 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 2 has not written a stock call option and which has not been hedged by VCA 2 by the sale of stock index futures. When VCA 2 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 2's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 2 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 2 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 2's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.
A call option is also covered if VCA 2 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
A put option is covered if: (1) VCA 2 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 2 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 2 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
VCA 2 may purchase put and call options on stock indices for hedging or investment purposes.
VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices.
VCA 2 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.
The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 2 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 2. Price movements in VCA 2's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 2 bears the risk that the price of the securities held by VCA 2 may not increase as much as the index. In such event, VCA 2 would bear a loss on the call which is not completely offset by movement in the price of VCA 2's equity securities. It is also possible that the index may rise when VCA 2's securities do not rise in value. If this occurred, VCA 2 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 2 has written a call, there is also a risk that the market may decline between the time VCA 2 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 2 is able to sell stocks in its portfolio. As with stock options, VCA 2 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 2 would be able to deliver the underlying securities in settlement, VCA 2 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

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There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 2 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 2 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA 2 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.
OPTIONS ON FOREIGN CURRENCIES. VCA 2 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 2's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.
OPTIONS ON FUTURES CONTRACTS. VCA 2 may enter into certain transactions involving options on futures contracts. VCA 2 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 2 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 2 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 2.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 2 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.
VCA 2 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 2 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
VCA 2's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
INTEREST RATE SWAP TRANSACTIONS
VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not

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own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same—to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 2's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is also the risk that the counterparty will be unable to honor its financial obligations to VCA 2. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
ILLIQUID SECURITIES. VCA 2 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 2's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 2 purchases an illiquid security. It is possible that VCA 2's holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions.
VCA 2 may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of VCA 2. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% limit.
Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of VCA 2's assets in illiquid securities may restrict the ability of VCA 2 to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where VCA 2's operations require cash, such as when VCA 2 has net redemptions, and could result in VCA 2 borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments. Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by VCA 2 or less than the fair value of the securities. No assurance can be given that the fair value prices accurately reflect the value of the security. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by VCA 2 are required to be registered under the securities laws of one or more jurisdictions before being resold, VCA 2 may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, VCA 2 may obtain access to material non-public information, which may restrict VCA 2's ability to conduct transactions in those securities.
LOANS OF PORTFOLIO SECURITIES
VCA 2 may from time to time lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 2 continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. VCA 2 does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but VCA 2 would be an unsecured creditor as to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

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VCA 2 will not lend its portfolio securities to entities affiliated with Prudential. This will not affect VCA 2's ability to maximize its securities lending opportunities.

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PORTFOLIO TURNOVER RATE
VCA 2 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases or sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 2 seeks long term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. The rate of portfolio activity will normally affect the brokerage expenses of VCA 2.
The table below sets forth the annual portfolio turnover rate for VCA 2 for the three most recent fiscal years.
VCA 2 Portfolio Turnover Rate
	2014	2013	2012
	70%	69%	45%
PORTFOLIO BROKERAGE AND RELATED PRACTICES
VCA 2 has adopted a policy pursuant to which VCA 2 and its manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 2 shares by directing brokerage transactions to that broker. VCA 2 has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits VCA 2, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 2 and is not influenced by considerations about the sale of VCA 2 shares.
In connection with decisions to buy and sell securities for VCA 2, brokers and dealers to effect the transactions must be selected and brokerage commissions, if any, negotiated. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by VCA 2. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.
In placing orders of securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid when to do so would appear to further the goal of obtaining the best available execution.
In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PI and Jennison review the allocation among brokers of orders for equity securities and the commissions that were paid.
When selecting a broker or dealer in connection with a transaction for VCA 2, consideration is given to whether the broker or dealer has furnished Jennison with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. Jennison uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA 2 may be used in connection with the execution of transactions for other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in connection with investment management for VCA 2. Although Prudential's present policy is not to permit higher commissions to be paid for transactions for VCA 2 in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the VCA 2 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker or dealer provides.
When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives

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and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while, at the same time, such security may be sold for another.
An affiliated broker may be employed to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During the three most recent fiscal years, no commissions were paid to any broker affiliated with Prudential. VCA 2 may not engage in any transactions in which Prudential or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.
PI and Jennison may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA 2. The table below sets forth the amount of brokerage commissions paid by VCA 2 to various brokers in connection with securities transactions during the three most recent fiscal years.
Brokerage Commissions Paid by VCA 2
	2014	2013	2012
	$303,000	$298,000	$253,000
CUSTODY OF SECURITIES & SECURITIES LENDING AGENT
CUSTODIAN. State Street Bank Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 2's assets and maintains certain books and records in connection therewith.
SECURITIES LENDING AGENT. Prudential Investment Management, Inc. (PIM), Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102 serves as securities lending agent for VCA 2, and in that role administers VCA 2's securities lending program. For its services PIM receives a portion of the amount earned by lending securities. During 2013, PIM did not lend any securities on behalf of VCA 2.
CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, VCA 2 is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from VCA 2’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which VCA 2 invests, may cause significant disruptions in the business operations of VCA 2. Potential impacts may include, but are not limited to, potential financial losses for VCA 2 and the issuers’ securities, the inability of shareholders to conduct transactions with VCA 2, an inability of VCA 2 to calculate unit values, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on participants, cyber security failures by VCA 2 and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to VCA 2, and reputational damage. VCA 2 may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. VCA 2 may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although VCA 2 and its service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or

The Prudential Variable Contract Account-2    18

assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, VCA 2 cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which VCA 2 invests.

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THE VCA 2 COMMITTEE AND OFFICERS
MANAGEMENT OF VCA 2
VCA 2 is managed by the VCA 2 Committee. The members of the VCA 2 Committee are elected by the persons having voting rights in respect of the VCA 2 Account. The affairs of the VCA 2 Account are conducted in accordance with the Rules and Regulations of the Account.
Information pertaining to the members of the VCA 2 Committee (hereafter referred to as “Board Members”) is set forth below. Board Members who are not deemed to be “interested persons” of VCA 2 as defined in the Investment Company Act of 1940, as amended (the Investment Company Act) are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of VCA 2 are referred to as “Interested Board Members.” “Fund Complex” consists of VCA 2 and any other investment companies managed by PI. Information pertaining to the Officers of VCA 2 is also set forth below. VCA 2 is also referred to as the “Fund.”
Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 66	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 66	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 66	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Keith F. Hartstein (58) Board Member Portfolios Overseen: 66	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 66	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Stephen P. Munn (72) Board Member Portfolios Overseen: 66	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (63) Board Member Portfolios Overseen: 66	Retired; formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

The Prudential Variable Contract Account-2    20

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 66	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 66	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 66	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (55) Board Member Portfolios Overseen: 64	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.
* Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1) The year that each Board Member joined the Board is as follows: Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2008; Stephen G. Stoneburn, 2008; Grace C. Torres, 2015; Stuart S. Parker, Board Member since 2015 and President since 2010; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.
Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

21

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial's Internal Audit Department and Manager in AXA's Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (46) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015
(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
Explanatory Notes to Tables:
■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

The Prudential Variable Contract Account-2    22

COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement, the Manager pays all compensation of Account Officers and employees as well as the fees and expenses of all Independent and Interested Board Members.
The Manager pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.
Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with each Account. Under the terms of the agreement, Prudential accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of Prudential. No Account has a retirement or pension plan for Board Members.
The following table sets forth the aggregate compensation paid by the Manager for each Account for the most recently completed fiscal year to the Independent Board Members for service on the Board, and compensation paid to the Independent Board Members for service on the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Accounts (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.
Compensation Received by VCA 2 Board Members
Name	Aggregate Compensation	Pension or Retirement Benefits	Total 2014 Compensation for VCA 2 and Fund Complex
Ellen S. Alberding	$1,740	None	$220,000 (33/70)*
Kevin J. Bannon	$1,750	None	$225,000 (34/71)*
Linda W. Bynoe **	$1,720	None	$218,000 (34/71)*
Keith F. Hartstein **	$1,740	None	$220,000 (34/71)*
Michael S. Hyland, CFA	$1,780	None	$229,000 (33/70)*
Douglas H. McCorkindale ** †	$1,720	None	$218,000 (33/70)*
Stephen P. Munn	$1,770	None	$228,000 (34/71)*
James E. Quinn	$1,720	None	$218,000 (33/70)*
Richard A. Redeker	$1,990	None	$283,000 (34/71)*
Robin B. Smith ** †	$1,720	None	$218,000 (33/70)*
Stephen G. Stoneburn **	$1,720	None	$218,000 (34/71)*
Grace C. Torres ††	None	None	$15,724 (27/64)*
† Mr. McCorkindale and Ms. Smith retired from the VCA-2 Committee effective as of December 31, 2014.
†† Ms. Torres joined the VCA-2 Committee effective as of January 9, 2015. As a non-management Interested Board Member, Ms. Torres receives compensation for her service on the VCA-2 Committee.
Explanatory Notes to Board Member Compensation Table
* Compensation relates to portfolios that were in existence for any period during 2014. Number of funds and portfolios represent those in existence as of December 31, 2014, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2014 but may commence operations after that date. No compensation is paid out from such funds/portfolios.
** Under the Fund Complex’s deferred fee agreement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2014, including investment results during the year on cumulative deferred fees, amounted to $49,034, $7,656, $168,543, ($4,508), $514,437 and $69,495 for Ms. Bynoe, Mr. Hartstein, Mr. McCorkindale, Mr. Redeker, Ms. Smith and Mr. Stoneburn, respectively.
BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting

23

firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:

Stephen P. Munn (Chair)
Kevin J. Bannon
Ellen S. Alberding
James E. Quinn
Richard A. Redeker (ex-officio)
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.
The membership of the Nominating and Governance Committee is set forth below:

Michael S. Hyland, CFA (Chair)
Stephen G. Stoneburn
Linda W. Bynoe
Keith F. Hartstein
Richard A. Redeker (ex-officio)
Investment Committees: The Board of each fund in the Prudential retail mutual funds complex has formed joint committees to review the performance of each Fund in the Fund Complex. Investment Committee 1 reviews the performance of each Fund that is subadvised by Jennison Associates LLC and Quantitative Management Associates LLC. Investment Committee 2 reviews the performance of each Fund that is subadvised by Prudential Investment Management, Inc. and Prudential Real Estate Investors (which is a business unit of Prudential Investment Management, Inc.). In addition, Investment Committee 2 reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees. The non-management Interested Board Member sits on one of the two committees.
The number of Investment Committee 1 and Investment Committee 2 meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of Investment Committee 1 and Investment Committee 2 is set forth below:

Investment Committee 1
Keith F. Hartstein (Chair)
Richard A. Redeker
Stephen G. Stoneburn
Linda W. Bynoe
James E. Quinn
Investment Committee 2
Ellen S. Alberding (Chair)
Kevin J. Bannon
Michael S. Hyland, CFA
Stephen P. Munn
Grace C. Torres
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Investment Committees
6	5	4

The Prudential Variable Contract Account-2    24

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of twelve members, nine of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.
Messrs. Redeker and Stoneburn have each served as a Board Member of mutual funds in the Fund Complex for more than 14 years, including as members and/or Chairs of various Board committees. Mr. Stoneburn has more than 30 years of experience as senior executive officer of operating companies and/or as a director of public companies. Mr. Redeker has more than 47 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Board Member of the Fund and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years experience as a management consultant and serves as a Director of financial services and other complex global corporations. Mr. Munn joined the Board of the Fund and other funds in the Fund Complex in 2008. He previously served as a Board Member of funds managed by PI or its affiliates from 1991 until 2003. In addition, he is the lead director and was the Chairman of an operating business for 14 years. Messrs. Bannon and Hyland joined the Board of the Fund and other funds in the Fund Complex in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Ms. Alberding and Messrs. Hartstein and Quinn joined the Board of the Fund and other funds in the Fund Complex in 2013. Ms. Alberding has 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003. Mr. Hartstein has worked in the asset management industry for almost 30 years and served as a senior executive in an asset management firm. Mr. Quinn has over 20 years of experience as a senior executive officer and a director of a public company. Mr. Parker, who has served as an Interested Board Member and President of the Fund and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PI and several of its affiliates that provide services to the Fund and has held senior positions in PI since 2005. Mr. Benjamin, an Interested Board Member of the Fund and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund and other funds in the Fund Complex since 2009 and has held senior positions in PI since 2003. Ms. Torres, a non-management Interested Board Member of the Fund and other funds in the Fund Complex, formerly served as Treasurer and Principal Financial and Accounting Officer for the Fund and other funds in the Fund Complex for 16 years and held senior positions with the Manager from 1999 to 2014. In addition, Ms. Torres is a certified public accountant (CPA). Specific details about each Board Member's professional experience appear in the professional biography tables, above.
Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management

25

programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Richard Redeker) or the Chair of the Nominating and Governance Committee (Michael Hyland), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

The Prudential Variable Contract Account-2    26

Securities Owned by VCA 2 Board Members
Name	Dollar Range of VCA 2 Securities	Aggregate Dollar Range of All Securities*
Independent Board Members
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Michael S. Hyland, CFA	None	Over $100,000
Stephen P. Munn	None	Over $100,000
James E. Quinn	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Interested Board Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000
Grace C. Torres	None	Over $100,000
Notes to Board Member Share Ownership Table
“Aggregate Dollar Range of All Securities” identifies the total dollar range of all securities in all registered investment companies overseen by Board Member in the Fund Complex.
The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Board Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 2 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 2 as of December 31, 2014.
Ownership of Other Securities by VCA 2 Board Members
Name	Name of Owners & Relationship to Member	Company	Title of Class	Value of Securities	Percent of Class
Ellen S. Alberding	None	None	None	None	None
Kevin J. Bannon	None	None	None	None	None
Linda W. Bynoe	None	None	None	None	None
Keith F. Hartstein	None	None	None	None	None
Michael S. Hyland, CFA	None	None	None	None	None
Stephen P. Munn	None	None	None	None	None
James E. Quinn	None	None	None	None	None
Richard A. Redeker	None	None	None	None	None
Stephen G. Stoneburn	None	None	None	None	None

27

POLICIES OF VCA 2
PROXY VOTING & RECORDKEEPING
The VCA 2 Committee has delegated to VCA 2's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to VCA 2. VCA 2 authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the VCA 2 Committee, including any Committee thereof established for that purpose.
The Manager and the VCA 2 Committee view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for VCA 2. Consistent with this goal, the VCA 2 Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the VCA 2 Committee maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between VCA 2 and the Manager or its affiliates.
The Manager delegates to VCA 2's subadviser the responsibility for voting proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for VCA 2, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of VCA 2 and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of VCA 2 and the interests of the subadviser or its affiliates. The Manager expects that the subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.
Information regarding how VCA 2 voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Commission's website at http://www.sec.gov and is also available at www.prudentialfunds.com. A summary of the voting policy of the subadviser to VCA 2, Jennison Associates LLC, follows.
JENNISON ASSOCIATES LLC
Conflicts of interest may also arise in voting proxies. Jennison has adopted a proxy voting policy to address these conflicts.
Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.
In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for US holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.
In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor's recommendation does not dictate the actual voting instructions nor Jennison's Guidelines. The proxy voting vendor will cast votes in accordance with Jennison's Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client's Guidelines.

The Prudential Variable Contract Account-2    28

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing Jennison's guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.
For securities on loan pursuant to a client's securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.
It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.
These procedures are intended to provide Jennison with the reasonable assurance that all clients' accounts are being treated fairly so that no one client's account is systematically advantaged.
DISCLOSURE OF PORTFOLIO HOLDINGS
VCA 2's portfolio holdings are made public, as required by law, in VCA 2's annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, VCA 2's portfolio holdings as of its first and third fiscal quarter ends are reported to the SEC within 60 days after the end of VCA 2's first and third fiscal quarters.
When authorized by VCA 2's Chief Compliance Officer and an officer of VCA 2, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute VCA 2's shares, third-party providers of auditing, custody, proxy voting and other services for VCA 2, rating and ranking organizations, and certain affiliated persons of VCA 2, as described below. The procedures used to determine eligibility are set forth below:
PROCEDURES FOR RELEASE OF PORTFOLIO HOLDINGS INFORMATION:
1. A request for release of VCA 2's holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between VCA 2 and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of VCA 2.
2. The request shall be forwarded to the Chief Compliance Officer of VCA 2, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of VCA-2 must be executed with the recipient of the holdings information.
4. An officer of VCA-2 shall approve the release agreement. Copies of the release and agreement shall be sent to PI's law department.
5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of holdings information.
6. PI's Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks.
As of the date of this Statement of Additional Information, VCA-2 will provide:
1. Traditional External Recipients/Vendors
■	Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.
■	Full holdings on a daily basis to VCA-2's subadviser, custodian, sub-custodian (if any) and Accounting Agents at the end of each day.
■	Full holdings to VCA-2's independent registered public accounting firm as soon as practicable following VCA-2's fiscal year-end or on an as-needed basis.
■	Full holdings to financial printers as soon as practicable following the end of VCA-2's quarterly, semi and annual period-ends.

29

2. Analytical Service Providers
■	All VCA-2 trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end.
■	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.
■	Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by VCA-2's Chief Compliance Officer and PI's Law Department on an annual basis.
In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
The VCA 2 Committee has approved PI's Policy for the Dissemination of Portfolio Holdings. The Committee shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Committee has delegated oversight of VCA 2's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which VCA 2 discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that VCA 2's policies and procedures on portfolio holdings information will protect VCA 2 from the potential misuse of such information by individuals or entities that come into possession of the information.

The Prudential Variable Contract Account-2    30

INFORMATION ABOUT PRUDENTIAL
EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The following is biographical information for the executive officers and directors of The Prudential Insurance Company of America:
EXECUTIVE OFFICERS:
John R. Strangfeld, Jr. (date of birth: 12/27/53) was elected Chairman of Prudential Financial in May 2008 and has served as Chief Executive Officer, President and Director since January 2008. He is a member of the Office of the Chairman and served as Vice Chairman of Prudential Financial from August 2002 to December 2007. He was Executive Vice President of Prudential Financial from February 2001 to August 2002. He served as Chief Executive Officer, Prudential Investment Management of Prudential Insurance from October 1998 until April 2002 and Chairman of the Board and CEO of Prudential Securities (renamed Prudential Equity Group, LLC) from December 2000 to April 2008. He has been with Prudential since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.
Mark B. Grier (date of birth: 9/18/52) was elected Director of Prudential Financial in January 2008 and has served as Vice Chairman since August 2002. He served as a director of Prudential Financial from December 1999 to January 2001, Executive Vice President from December 2000 to August 2002 and as Vice President of Prudential Financial from January 2000 to December 2000. He served as Chief Financial Officer of Prudential Insurance from May 1995 to June 1997. Since May 1995 he has variously served as Executive Vice President, Corporate Governance; Executive Vice President, Financial Management; Vice Chairman, Financial Management; and Vice Chairman, International. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.
Susan L. Blount (date of birth: 7/8/57) was elected Executive Vice President in June 2013 and General Counsel of Prudential Financial and Prudential Insurance in May 2005. Ms. Blount has been with Prudential since 1985. She has served in various supervisory positions since 2002, including Vice President and Chief Investment Counsel and Vice President and Enterprise Finance Counsel. She served as Vice President, Secretary and Associate General Counsel from 2000 to 2002 and Vice President and Secretary from 1995 to 2000.
Robert M. Falzon (date of birth: 4/11/59) was elected Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance in March 2013. Mr. Falzon has been with Prudential since 1983, serving in various positions including managing director at Prudential Real Estate Investors (“PREI”), head of PREI's Global Merchant Banking Group and CEO of its European business. Mr. Falzon also served as Senior Vice President and Treasurer of Prudential Insurance and Prudential Financial from 2010 to 2013.
Charles F. Lowrey (date of birth: 1/20/58) was elected Executive Vice President and Chief Operating Officer, International Businesses, of Prudential Financial and Prudential Insurance in March 2014. He served as Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance from February 2011 to March 2014. He also served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011; and as Chief Executive Officer of Prudential Real Estate Investors, our real estate investment management and advisory business from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and head of the Americas for J.P. Morgan's Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.
Stephen Pelletier (date of birth: 8/4/53) was elected Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance in March of 2014. He served as the Chief Executive Officer of Prudential Group Insurance from July of 2013 to March of 2014. Mr. Pelletier has been with Prudential since 1992 and has served in various positions including President of Prudential Annuities and as Chairman and CEO of Prudential International Investments.
Barbara G. Koster (date of birth: 3/16/54) was elected Senior Vice President, Operations and Systems, of Prudential Financial in May 2011 and has been a Senior Vice President of Prudential Insurance Company of America since February 2004. Ms. Koster joined Prudential in November 1995 as the Vice President and Chief Information Officer of Individual Life Insurance Systems and was appointed as the Chief Information Officer of Prudential in 2004. Prior to joining Prudential, Ms. Koster held several positions with Chase Manhattan Bank, including that of President of Chase Access Services.

31

Richard F. Lambert (date of birth: 9/15/56) was elected Senior Vice President and Chief Actuary of Prudential Financial and Prudential Insurance in May 2012. Mr. Lambert has been with Prudential since 1978, serving in various positions including Vice President and Actuary in Prudential’s domestic individual life insurance business from 1996 to 2004 and Senior Vice President and Chief Actuary of Prudential’s International Insurance division from 2004 to 2012.
Nicholas C. Silitch (date of birth: 11/8/61) was elected Senior Vice President and Chief Risk Officer of Prudential Financial and Prudential Insurance in May 2012. He joined Prudential in 2010 as Chief Credit Officer and head of investment risk management. Prior to joining Prudential, Mr. Silitch held the position of Chief Risk Officer of the Alternative Investment Services, Broker Dealer Services and Pershing businesses within Bank of New York Mellon.
Scott G. Sleyster (date of birth: 1/31/60) was elected Senior Vice President and Chief Investment Officer of Prudential Insurance and Prudential Financial in May 2012 and February 2013, respectively. Mr. Sleyster has been with Prudential since 1987, serving in a variety of positions, including head of Prudential’s Full Service Retirement business, president of Prudential’s Guaranteed Products business, chief financial officer for Prudential’s Employee Benefits Division, and has held roles in Prudential’s Treasury, Derivatives and Investment Management units.
Sharon C. Taylor (date of birth: 6/28/54) was elected Senior Vice President, Human Resources for Prudential Financial in June 2002. She also serves as Senior Vice President, Human Resources for Prudential Insurance and the Chair of The Prudential Foundation. Ms. Taylor has been with Prudential since 1976, serving in various human resources and general management positions, including Vice President of Human Resources Communities of Practice, from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services, from 1998 to 2000; Vice President, Staffing and Employee Relations from 1996 to 1998; Management Internal Control Officer from 1994 to 1996; and Vice President, Human Resources and Administration from 1993 to 1994.
DIRECTORS:
John R. Strangfeld, Jr. (date of birth: 12/27/53) was elected Chairman of Prudential Financial in May 2008 and has served as Chief Executive Officer, President and Director since January 2008. He is a member of the Office of the Chairman and served as Vice Chairman of Prudential Financial from August 2002 to December 2007. He was Executive Vice President of Prudential Financial from February 2001 to August 2002. He served as Chief Executive Officer, Prudential Investment Management of Prudential Insurance from October 1998 until April 2002 and Chairman of the Board and CEO of Prudential Securities (renamed Prudential Equity Group, LLC) from December 2000 to April 2008. He has been with Prudential since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.
Thomas J. Baltimore, Jr. (date of birth: 8/23/63) President and Chief Executive Officer, RLJ Lodging Trust. Mr. Baltimore has been the President and Chief Executive Officer of RLJ Lodging Trust (a NYSE-listed real estate investment company) since May 2011. Previously, he served as Co-Founder and President of RLJ Development, LLC (RLJ Lodging’s predecessor company) from 2000 to May 2011. He served as VP, Gaming Acquisitions, of Hilton Hotels Corporation from 1997 to 1998 and later as VP, Development and Finance, from 1999 to 2000. He also served in various management positions with Host Marriott Services, including VP, Business Development, from 1994 to 1996.
Gordon M. Bethune (date of birth: 8/29/41) Managing Director, g-b1 Partners. Mr. Bethune has been Managing Director of g-b1 Partners (a travel advisory firm) since January 2005. He was Chairman and CEO of Continental Airlines, Inc. from 1996 until his retirement in December 2004. Mr. Bethune was the President and CEO of Continental Airlines from November 1994 to 1996 and served as President and Chief Operating Officer from February 1994 to November 1994. Prior to joining Continental, Mr. Bethune held senior management positions with The Boeing Company, Piedmont Airlines, Western Air Lines, Inc. and Braniff Airlines (various airline companies).
Gilbert F. Casellas (date of birth: 8/2/52) Chairman, OMNITRU. Mr. Casellas has been Chairman of OMNITRU (a consulting and investment firm) since 2011. He was the VP, Corporate Responsibility of Dell Inc. from 2007 to 2010. He served as a Member of Mintz Levin Cohn Ferris Glovsky & Popeo, PC from June 2005 to October 2007. He served as President of Casellas & Associates, LLC (a consulting firm) from 2001 to 2005. During 2001, he served as President and CEO of Q-linx, Inc. He served as the President and COO of The Swarthmore Group, Inc. from January 1999 to December 2000. Mr. Casellas served as Chairman, U.S. EEOC from 1994 to 1998 and General Counsel, U.S. Department of the Air Force, from 1993 to 1994.

The Prudential Variable Contract Account-2    32

James G. Cullen (date of birth: 10/16/42) Retired President and Chief Operating Officer, Bell Atlantic Corporation. Mr. Cullen served as the President and COO of Bell Atlantic Corporation from December 1998 until his retirement in June 2000. Mr. Cullen was the President and CEO, Telecom Group of Bell Atlantic Corporation from 1997 to 1998 and served as Vice Chairman of Bell Atlantic Corporation from 1995 to 1997. Mr. Cullen has also served as Non-Executive Chairman of the Board of NeuStar, Inc. since November 2010 and the Non-Executive Chairman of the Board of Agilent Technologies, Inc. since March 2005.
Mark B. Grier (date of birth: 9/18/52) was elected Director of Prudential Financial in January 2008 and has served as Vice Chairman since August 2002. He served as a director of Prudential Financial from December 1999 to January 2001, Executive Vice President from December 2000 to August 2002 and as Vice President of Prudential Financial from January 2000 to December 2000. He served as Chief Financial Officer of Prudential Insurance from May 1995 to June 1997. Since May 1995 he has variously served as Executive Vice President, Corporate Governance; Executive Vice President, Financial Management; Vice Chairman, Financial Management; and Vice Chairman, International. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.
Constance J. Horner (date of birth: 2/24/42) Former Assistant to the President of the United States. Ms. Horner served as a Guest Scholar at The Brookings Institution from 1993 to 2005, after serving as Assistant to the President of the United States and Director, Presidential Personnel from 1991 to 1993; Deputy Secretary, U.S. Department of Health and Human Services from 1989 to 1991; and Director, U.S. Office of Personnel Management from 1985 to 1989. Ms. Horner was a Commissioner, U.S. Commission on Civil Rights from 1993 to 1998.
Martina Hund-Mejean (date of birth: 5/29/60) Chief Financial Officer, MasterCard Worldwide. Ms. Hund-Mejean has served as the Chief Financial Officer and a member of the Executive Committee at MasterCard Worldwide (a global transaction processing and consulting services company) since 2007. Ms. Hund-Mejean served as SVP and Corporate Treasurer at Tyco International, Ltd. from 2003 to 2007; SVP and Treasurer at Lucent Technologies from 2000 to 2002; and held management positions at General Motors Company from 1988 to 2000. Ms. Hund-Mejean began her career as a credit analyst at Dow Chemical in Frankfurt, Germany.
Karl J. Krapek (date of birth: 12/5/48) Co-Founder, The Keystone Companies. Mr. Krapek is a co-founder of The Keystone Companies, which was founded in 2002 and develops residential and commercial real estate. Mr. Krapek served as the President and COO of United Technologies Corporation (“UTC”) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at UTC, which he joined in 1982.
Christine A. Poon (date of birth: 6/23/52) Dean and John W. Berry, Sr. Chair in Business, Max M. Fisher College of Business at The Ohio State University. Ms. Poon has served as Dean of Fisher College of Business, The Ohio State University since May 2009. She served as Vice Chairman and a Member of the Board of Directors of Johnson & Johnson from 2005 until her retirement in March 2009. Ms. Poon joined Johnson & Johnson in 2000 as Company Group Chair in the Pharmaceuticals Group. She became a Member of Johnson & Johnson’s Executive Committee and Worldwide Chair, Pharmaceuticals Group, in 2001, and served as Worldwide Chair, Medicines and Nutritionals from 2003 to 2005. Prior to joining Johnson & Johnson, she served in various management positions at Bristol-Myers Squibb for 15 years.
Douglas A. Scovanner (date of birth: 11/3/55) Founder, Managing Member, Comprehensive Financial Strategies. Mr. Scovanner has been the Founder and Managing Member of Comprehensive Financial Strategies, LLC, a management consulting firm, since October 2013. He has also served as the Executive Vice President of Finance and Accounting, on an interim basis, of Hudson's Bay Company since January 2014. Previously, he served as the Chief Financial Officer (1994 to 2012) and Executive Vice President (2000 to 2012) of the Target Corporation. Prior to joining the Target Corporation, Mr. Scovanner held various management positions at The Fleming Companies, Inc., Coca-Cola Enterprises, Inc., The Coca-Cola Company and the Ford Motor Company from 1979 to 1994.
James A. Unruh (date of birth: 3/22/41) Founding Principal, Alerion Capital Group, LLC. Mr. Unruh became a founding Member of Alerion Capital Group, LLC (a private equity investment group) in 1998. Mr. Unruh was with Unisys Corporation from 1987 to 1997, serving as its Chairman and CEO from 1990 to 1997. He also held executive positions with financial management responsibility, including serving as Senior Vice President, Finance, Burroughs Corporation from 1982 to 1987. In addition, Mr. Unruh serves as a director of several privately held companies in connection with his position at Alerion Capital Group, LLC.

33

SALE OF GROUP VARIABLE ANNUITY CONTRACTS
INFORMATION ABOUT CONTRACT SALES
Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.
The table below sets forth, for VCA 2's three most recent fiscal years, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.
Sales Charges Received and Amounts Credited
	2014	2013	2012
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$36,041	$35,846	$32,380

The Prudential Variable Contract Account-2    34

FINANCIAL STATEMENTS
FINANCIAL STATEMENTS OF VCA 2 & CONSOLIDATED FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES
VCA 2’s financial statements for the fiscal year ended December 31, 2014 have been incorporated into this SAI by reference to VCA 2’s 2014 annual report (File No.811-01612). Such financial statements have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included in the annual report. KPMG LLP’s principal business address is 345 Park Avenue, New York, New York 10154. You may obtain a copy of VCA 2’s annual report at no charge by request to VCA 2 by calling 1-877-778-2100, or by writing to VCA 2 at 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.
EXPERTS
The financial statements for The Prudential Insurance Company of America as of December 31, 2014 are included in this Statement of Additional Information on the following pages in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Financial Statements and

Report of Independent Registered Public Accounting Firm

December 31, 2014 and 2013

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2014 and 2013 (in millions, except share amounts)

	2014	2013
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2014-$152,877; 2013-$150,366)	$164,589	$155,019
Trading account assets supporting insurance liabilities, at fair value	18,345	18,895
Other trading account assets, at fair value	4,795	2,948
Equity securities, available for sale, at fair value (cost: 2014-$4,396; 2013-$4,358)	6,325	6,421
Commercial mortgage and other loans	39,030	35,249
Policy loans	8,857	8,749
Other long-term investments (includes $1,081 and $873 measured at fair value under the fair value option at December 31, 2014 and 2013, respectively)	8,829	7,860
Short-term investments and other	5,574	6,283

Total investments	256,344	241,424
Cash and cash equivalents	3,834	2,760
Accrued investment income	1,991	2,000
Deferred policy acquisition costs	10,202	10,210
Value of business acquired	1,243	1,596
Other assets	8,762	9,319
Due from parent and affiliates	15,206	7,497
Separate account assets	250,229	237,031

TOTAL ASSETS	$547,811	$511,837

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$127,437	$115,717
Policyholders’ account balances	88,795	86,697
Policyholders’ dividends	7,568	5,425
Securities sold under agreements to repurchase	9,407	7,898
Cash collateral for loaned securities	4,236	4,992
Income taxes	4,782	1,975
Short-term debt	2,106	1,613
Long-term debt	9,670	11,570
Other liabilities	7,292	9,045
Due to parent and affiliates	11,255	9,340
Separate account liabilities	250,229	237,031

Total liabilities	522,777	491,303

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at at December 31, 2014 and 2013)	2	2
Additional paid-in capital	19,078	18,968
Accumulated other comprehensive income	2,812	98
Retained earnings	3,094	1,462

Total Prudential Insurance Company of America’s equity	24,986	20,530

Noncontrolling interests	48	4

Total equity	25,034	20,534

TOTAL LIABILITIES AND EQUITY	$547,811	$511,837

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2014, 2013 and 2012 (in millions)

	2014	2013	2012
REVENUES
Premiums	$16,523	$10,806	$42,466
Policy charges and fee income	4,847	4,172	3,168
Net investment income	10,586	10,063	8,891
Asset management and service fees	887	848	751
Other income	787	150	852
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(116)	(1,024)	(1,417)
Other-than-temporary impairments on fixed maturity securities transferred to Other comprehensive income	73	856	1,264
Other realized investment gains (losses), net	3,884	(2,394)	230

Total realized investment gains (losses), net	3,841	(2,562)	77

Total revenues	37,471	23,477	56,205

BENEFITS AND EXPENSES
Policyholders’ benefits	20,754	13,626	45,357
Interest credited to policyholders’ account balances	2,908	1,777	2,870
Dividends to policyholders	2,656	1,942	2,052
Amortization of deferred policy acquisition costs	940	(205)	654
General and administrative expenses	5,235	4,784	4,250

Total benefits and expenses	32,493	21,924	55,183

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	4,978	1,553	1,022

Total income tax expense (benefit)	1,342	126	72

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	3,636	1,427	950
Equity in earnings of operating joint ventures, net of taxes	(10)	36	37

INCOME (LOSS) FROM CONTINUING OPERATIONS	3,626	1,463	987
Income (loss) from discontinued operations, net of taxes	7	(3)	(2)

NET INCOME (LOSS)	3,633	1,460	985
Less: Income (loss) attributable to noncontrolling interests	1	1	(1)

NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$3,632	$1,459	$986

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Comprehensive Income

Years Ended December 31, 2014, 2013 and 2012 (in millions)

	2014	2013	2012

NET INCOME (LOSS)	$ 3,633	$ 1,460	$ 985

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments for the period	(53)	7	6
Net unrealized investment gains (losses)	5,267	(5,638)	1,533
Defined benefit pension and postretirement unrecognized periodic benefit	(987)	846	(685)

Total	4,227	(4,785)	854

Less: Income tax expense (benefit) related to other comprehensive income (loss)	1,514	(1,671)	260

Other comprehensive income (loss), net of taxes	2,713	(3,114)	594

Comprehensive income (loss)	6,346	(1,654)	1,579

Less: Comprehensive income (loss) attributable to noncontrolling interests	0	1	(1)

Comprehensive income (loss) attributable to Prudential Insurance Company of America	$ 6,346	$ (1,655)	$ 1,580

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity

Years Ended December 31, 2014, 2013 and 2012 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Prudential Insurance Company of America Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2011	$2	$18,282	$(109)	$2,618	$20,793	$10	$20,803
Dividends to parent			(600)		(600)		(600)
Assets purchased/transferred from affiliates		(35)			(35)		(35)
Long-term stock-based compensation program		22			22		22
Comprehensive income:
Net income (loss)			986		986	(1)	985
Other comprehensive income, net of taxes				594	594		594

Total comprehensive income (loss)					1,580	(1)	1,579

Balance, December 31, 2012	2	18,269	277	3,212	21,760	9	21,769
Capital contributions from parent		712			712		712
Dividends to parent			(274)		(274)		(274)
Distributions to noncontrolling interests						(6)	(6)
Assets purchased/transferred from affiliates		(25)			(25)		(25)
Long-term stock-based compensation program		12			12		12
Comprehensive income:
Net income (loss)			1,459		1,459	1	1,460
Other comprehensive income, net of taxes			(3,114)		(3,114)		(3,114)

Total comprehensive income (loss)					(1,655)	1	(1,654)

Balance, December 31, 2013	2	18,968	1,462	98	20,530	4	20,534
Capital contributions from parent		100			100		100
Dividends to parent			(2,000)		(2,000)		(2,000)
Contribution from noncontrolling interests						45	45
Distributions to noncontrolling interests						(1)	(1)
Long-term stock-based compensation program		10			10		10
Comprehensive income:
Net income (loss)			3,632		3,632	1	3,633
Other comprehensive income, net of tax				2,714	2,714	(1)	2,713

Total comprehensive income (loss)					6,346	0	6,346

Balance, December 31, 2014	$2	$19,078	$3,094	$2,812	$24,986	$48	$25,034

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2014, 2013 and 2012 (in millions)

	2014	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$3,633	$1,460	$985
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(3,841)	2,562	(77)
Policy charges and fee income	(1,765)	(1,335)	(1,001)
Interest credited to policyholders’ account balances	2,908	1,777	2,871
Depreciation and amortization	443	19	(205)
(Gains) losses on trading account assets supporting insurance liabilities, net	(155)	718	(408)
Change in:
Deferred policy acquisition costs	(329)	(1,797)	(1,229)
Future policy benefits and other insurance liabilities	4,496	(740)	2,321
Other trading account assets	(1,625)	1,251	1,404
Income taxes	283	(1,150)	824
Other, net	4,456	(744)	(2,643)

Cash flows from operating activities	8,504	2,021	2,842

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	41,502	49,172	27,664
Trading account assets supporting insurance liabilities and other trading account assets	9,020	16,109	12,969
Equity securities, available for sale	4,326	3,431	3,345
Commercial mortgage and other loans	4,432	5,055	4,075
Policy loans	944	1,054	994
Other long-term investments	223	1,141	371
Short-term investments	58,289	45,050	17,476
Payments for the purchase/origination of:
Fixed maturities, available for sale	(41,988)	(49,095)	(27,872)
Trading account assets supporting insurance liabilities and other trading account assets	(8,706)	(17,039)	(13,206)
Equity securities, available for sale	(3,757)	(3,354)	(3,055)
Commercial mortgage and other loans	(8,208)	(8,883)	(6,018)
Policy loans	(663)	(642)	(783)
Other long-term investments	(1,849)	(1,968)	(1,308)
Short-term investments	(57,510)	(47,458)	(18,432)
Due to/from parent and affiliates	(1,071)	(649)	(1,210)
Acquisition of business, net of cash acquired	(23)	(488)	0
Other, net	492	(248)	83

Cash flows used in investing activities	(4,547)	(8,812)	(4,907)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	16,136	17,865	15,780
Policyholders’ account withdrawals	(14,780)	(15,883)	(16,768)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	752	3,308	704
Net change in financing arrangements (maturities 90 days or less)	73	30	(363)
Proceeds from the issuance of debt (maturities longer than 90 days)	1,768	1,242	2,803
Repayments of debt (maturities longer than 90 days)	(5,036)	(779)	(585)
Excess tax benefits from share-based payment arrangements	10	13	22
Capital contributions from parent	0	712	0
Dividends to parent	(2,000)	(232)	(600)
Other, net	215	(206)	138

Cash flows from financing activities	(2,862)	6,070	1,131

Effect of foreign exchange rate changes on cash balances	(21)	(6)	(7)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,074	(727)	(941)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,760	3,487	4,428

CASH AND CASH EQUIVALENTS, END OF YEAR	$3,834	$2,760	$3,487

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)(1)	$82	$543	$(211)
Interest paid	$316	$218	$505

NON-CASH TRANSACTIONS DURING THE YEAR
Federal Home Loan Bank of New York debt reissued as funding agreements and reported as policyholders’ account balances	$0	$0	$445
Pension Risk Transfer transactions
Assets Received, excluding cash and cash equivalents	$1,435	$0	$33,423
Liabilities assumed	4,653	0	33,423

Net cash received	$3,218	$0	$0
Assets received from affiliates as repayment of affiliated loans	$0	$433	$0
Non-cash dividend to parent	$0	$42	$0
Non-cash capital contribution from parent	$100	$0	$0
Acquisition of Gibraltar BSN Life Berhad (See Note 3):

See Notes to Consolidated Financial Statements

Assets acquired, excluding cash and cash equivalents acquired	$656	$0	$0
Liabilities assumed	586	0	0
Noncontrolling interest assumed	47	0	0

Net cash paid on acquisition	$23	$0	$0
Acquisition of The Hartford’s individual life business (See Note 3):
Assets acquired, excluding cash and cash equivalents acquired	$0	$11,056	$0
Liabilities assumed	0	10,568	0

Net cash paid on acquisition	$0	$488	$0

(1)	2013 amount has been revised to correctly reflect amount as a payment rather than a receipt.

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly-owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”).

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly-owned subsidiary of Prudential Holdings, which became a direct, wholly-owned subsidiary of Prudential Financial.

From demutualization through December 31, 2014, the Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business, which has included the Closed Block (see Note 12), is managed separately from the Financial Services Businesses. The Closed Block Business was established on the date of demutualization and includes the Company’s in force participating insurance and annuity products and assets that are used for the payment of benefits and policyholders’ dividends on these products, as well as other assets and equity that support these products and related liabilities. In connection with the demutualization, the Company ceased offering these participating products. The Financial Services Businesses consists primarily of non-participating individual life insurance, annuities, group insurance and retirement-related services.

From demutualization through December 31, 2014, Prudential Financial has had two classes of common stock: the Common Stock, which is publicly traded (NYSE:PRU) and which has reflected the performance of the Financial Services Businesses of Prudential Financial, and the Class B Stock, which was issued through a private placement, did not trade on any stock exchange, and which has reflected the performance of the Closed Block Business.

On January 2, 2015, pursuant to a Share Repurchase Agreement, Prudential Financial repurchased and cancelled the 2.0 million shares of the Class B Stock, representing all of the outstanding shares of the Class B stock, for an aggregate cash purchase price of $650.8 million (the “Class B Repurchase”). The purchase price was determined by an independent appraiser under the methodology set forth in Prudential Financial’s Amended and Restated Certificate of Incorporation. Pursuant to the Share Repurchase Agreement, holders of a majority of the Class B Stock may dispute the purchase price prior to April 6, 2015, and any dispute may be resolved through arbitration. Accordingly, the final purchase price of the Class B Stock may change in the event of a dispute. In addition, on December 18, 2014, PHLLC redeemed all of the then outstanding IHC Debt, for an aggregate redemption price of $2.1 billion.

As a result of the Class B Repurchase, for reporting periods commencing after December 31, 2014, the Company will no longer organize its principal operations into the Financial Services Businesses and the Closed Block Business. See Note 23 for additional information.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties. The Company has evaluated subsequent events through March 27, 2015, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Out of Period Adjustments

As previously disclosed in its Consolidated Financial Statements for the year ended December 31, 2012, the Company recorded out of period adjustments resulting in an aggregate net decrease of $76 million to “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” for the year ended December 31, 2012. The adjustments were primarily due to 1) a charge of $70 million resulting from an increase in reserves for estimated payments arising from use of new Social Security Master Death File matching criteria to identify deceased policy and contract holders, which should have been reflected in the third quarter of 2011; and 2) an increase of $40 million in recorded liabilities for certain employee benefits based on a review of the consistency of recognition of such liabilities across the Company which should have been recorded in prior years. Management evaluated the errors and concluded they were not material to any previously reported financial statements or to the current year.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

2. SIGNIFICANTACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements (“DSI”), future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives. Realized and unrealized gains and losses on these investments are reported in “Other income” and interest and dividend income from these investments is reported in “Net investment income.” See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

“Equity securities, available-for-sale, at fair value” are comprised of common stock, mutual fund shares and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, DSI, future policy benefits, policyholders’ account balances and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

“Commercial mortgage and other loans” consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

“Other long-term investments” consist of the Company’s non-coupon investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 5 for additional information about variable interest entities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s former broker-dealer operations were marked-to-market through “Income from discontinued operations, net of taxes.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the unrealized losses due to changes in foreign currency exchange rates are not expected to be recovered before maturity, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, the value of business acquired, DSI, certain future policy benefits, policyholders’ account balances, policyholders’ dividends and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in the period such estimated gross margins are revised. DAC related to interest-sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 20. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance and longevity reinsurance contracts is amortized in proportion to gross premiums.

For group annuity contracts (other than single premium group annuities), acquisition costs are generally deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are generally deferred and amortized in proportion to lives insured. For single premium immediate annuities with life contingencies, single premium group annuities, including non-participating group annuity contracts, and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Value of Business Acquired

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired. The Company has established a VOBA asset related to the January 2013 acquisition of the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”), as well as related to acquired deferred annuity, defined contribution and defined benefit businesses. The Company generally amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity and non-traditional life insurance contracts, VOBA is amortized in proportion to estimated gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and estimated future experience, which is updated periodically. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The effect of changes in total gross profits on unamortized VOBA is reflected in the period such total gross profits are revised. VOBA, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 8 for additional information regarding VOBA and Note 3 for additional information regarding the acquisition of The Hartford’s individual life insurance business.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management and service fees.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, goodwill and other intangible assets, DSI, the Company’s investments in operating joint ventures, which include the Company’s previously held indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, unaffiliated reinsurance recoverables, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities, derivative liabilities, unaffiliated reinsurance payables, and payables resulting from purchases of securities that had not yet settled at the balance sheet date.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to the reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In accordance with accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Factors such as macroeconomic conditions; industry and market considerations; cost factors and other are used to assess the validity of goodwill. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” DSI, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables included in “Other Assets” and/or “Other Liabilities” are associated with the reinsurance arrangements used to effect the Company’s acquisition of CIGNA’s retirement businesses and The Hartford’s individual life business. The remaining amounts relate to other unaffiliated reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Identifiable intangible assets primarily include customer relationships and are recorded net of accumulated amortization. The Company tests identifiable intangible assets for impairment on an annual basis as of December 31 of each year or whenever events or circumstances suggest that the carrying value of an identifiable intangible asset may exceed the sum of the undiscounted cash flows expected to result from its use and eventual disposition. If this condition exists and the carrying value of an identifiable intangible asset exceeds its fair value, the excess is recognized as an impairment and is recorded as a charge against net income. Measuring intangibles requires the use of estimates. Significant estimates include the projected net cash flow attributable to the intangible asset and the risk rate at which future net cash flows are discounted for purposes of estimating fair value, as applicable. See Note 9 for additional information regarding identifiable intangible assets.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Due to/from Parent and Affiliates

Due to/from parent and affiliates consist primarily of affiliated accrued receivables and payables, affiliated reinsurance recoverables and payables, affiliated notes receivable and affiliated derivative activity.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity are generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. In determining if a premium deficiency related to short-duration contracts exists, the Company considers, among other factors, anticipated investment income. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and deferred profits.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts expected to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance. The policyholder dividend obligation also includes amounts relating to net unrealized gains on securities classified as available-for-sale. For additional information on the policyholder dividend obligation, see Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive or variable group and individual life contracts, deferred fixed or variable annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC, DSI and VOBA.

For group life, other than interest-sensitive and variable group life contracts, and disability insurance, premiums are generally recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting.

Asset Management and Service Fees

“Asset management and service fees” principally include asset management fees and securities commission revenues, which are recognized in the period in which the services are performed.

Other Income

“Other income” includes asset management fees and securities commission revenues, which are recognized in the period in which the services are performed. Realized and unrealized gains or losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in AOCI. Gains and losses resulting from the remeasurement of foreign currency transactions are reported in either AOCI or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in AOCI if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within AOCI.

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In March 2013, the FASB issued updated guidance regarding the recognition in net income of the cumulative translation adjustment upon the sale or loss of control of a business or group of assets residing in a foreign subsidiary, or a loss of control of a foreign investment. This guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to release any related cumulative translation adjustment into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012, and was applied prospectively. The disclosures required by this guidance are included in Note 15.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 21.

Future Adoption of New Accounting Pronouncements

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In April 2014, the FASB issued updated guidance that changes the criteria for reporting discontinued operations and introduces new disclosures. The new guidance is effective prospectively to new disposals and new classifications of disposal groups as held for sale that occur within annual periods beginning on or after December 15, 2014, and interim periods within those annual periods. Early adoption is permitted for new disposals or new classifications as held for sale that have not been reported in financial statements previously issued or available for issuance. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016, and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If elected, the guidance will eliminate the measurement difference that exists when both are measured at fair value. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2015. Early adoption will be permitted. This guidance can be elected for modified retrospective or full retrospective adoption. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

3. ACQUISITIONS AND DISPOSITIONS

Acquisition of UniAsia Life Assurance

On January 2, 2014, the Company completed the acquisition of UniAsia Life Assurance Berhad, an established life insurance company in Malaysia, through the formation of a joint venture with Bank Simpanan Nasional (“BSN”), a bank owned by the Malaysian government. The joint venture paid cash consideration of $158 million, 70% of which was provided by Prudential Insurance and 30% of which was provided by BSN. This acquisition is part of the Company’s strategic initiative to further expand its business in Southeast Asian markets. Subsequent to the acquisition, the Company renamed the acquired company Gibraltar BSN Life Berhad.

The assets acquired and the liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the acquisition date. After adjustments, total assets acquired were $744 million, including $88 million of cash and cash equivalents and $19 million of goodwill, none of which is deductible for local tax purposes, and the total liabilities assumed were $586 million.

Prudential Insurance intends to make a Section 338(g) election under the Internal Revenue Code with respect to this acquisition, resulting in the acquired entity being treated for U.S. tax purposes as a newly-incorporated company. Under such election, the U.S. tax basis of the assets acquired and liabilities assumed of UniAsia Life Assurance Berhad was adjusted as of January 2, 2014, to reflect the consequences of the Section 338(g) election.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Acquisition of The Hartford’s Individual Life Insurance Business

On January 2, 2013, the Company acquired The Hartford Financial Services Group’s (“The Hartford”) individual life insurance business through a reinsurance transaction. Under the agreement, the Company paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The acquisition increased the Company’s scale in the U.S. individual life insurance market, particularly universal life products, and provided complementary distribution opportunities through expanded wirehouse and bank distribution channels.

The assets and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the acquisition date. Total assets assumed were $11.2 billion, including $1.4 billion of value of business acquired and $0.1 billion of cash, and total liabilities assumed were $10.6 billion. There is no goodwill, including tax deductible goodwill, associated with the acquisition.

Discontinued Operations

Income (loss) from discontinued operations, including charges upon disposition, for the years ended December 31, are as follows:

	2014	2013	2012
	(in millions)
Real estate investments sold or held for sale(1)	$10	$(7)	$(3)
Global commodities business	-	2	-

Income (loss) from discontinued operations before income taxes	10	(5)	(3)
Income tax (benefit) expense	4	(2)	(1)

Income (loss) from discontinued operations, net of taxes	$6	$(3)	$(2)

(1)	Reflects the income or loss from discontinued real estate investments.

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $5 million and $1 million at December 31, 2014 and December 31, 2013.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)
	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$10,584	$2,186	$2	$12,768	$0
Obligations of U.S. states and their political subdivisions	5,307	579	3	5,883	0
Foreign government bonds	2,009	310	14	2,305	(1)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Corporate securities	107,943	9,008	1,032	115,919	(6)
Asset-backed securities(1)	10,252	260	132	10,380	(582)
Commercial mortgage-backed securities	12,803	358	38	13,123	(2)
Residential mortgage-backed securities(2)	3,979	235	3	4,211	(5)

Total fixed maturities, available-for-sale	$152,877	$12,936	$1,224	$164,589	$(596)

Equity securities, available-for-sale	$4,396	$1,981	$52	$6,325

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $847 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)
	(in millions)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,537	$847	$56	$9,328	$0
Obligations of U.S. states and their political subdivisions	3,131	150	136	3,145	0
Foreign government bonds	1,496	230	54	1,672	1
Corporate securities	109,827	6,619	3,136	113,310	(4)
Asset-backed securities(1)	9,981	170	301	9,850	(730)
Commercial mortgage-backed securities	12,864	305	157	13,012	0
Residential mortgage-backed securities(2)	4,530	204	32	4,702	(7)

Total fixed maturities, available-for-sale	$150,366	$8,525	$3,872	$155,019	$(740)

Equity securities, available-for-sale	$4,358	$2,078	$15	$6,421

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)

Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $786 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2014, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$5,183	$5,239
Due after one year through five years	27,275	28,637
Due after five years through ten years	31,724	33,477
Due after ten years	61,661	69,522
Asset-backed securities	10,252	10,380
Commercial mortgage-backed securities	12,803	13,123
Residential mortgage-backed securities	3,979	4,211

Total	$152,877	$164,589

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2014	2013	2012
	(in millions)
Fixed maturities, available-for-sale
Proceeds from sales	$27,409	$32,563	$11,596
Proceeds from maturities/repayments	13,962	16,672	15,560
Gross investment gains from sales, prepayments, and maturities	969	563	419
Gross investment losses from sales and maturities	(335)	(1,282)	(118)

Equity securities, available-for-sale
Proceeds from sales	$4,326	$3,431	$3,342
Gross investment gains from sales	584	403	311
Gross investment losses from sales	(110)	(76)	(205)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(1)	$(43)	$(168)	$(153)
Writedowns for impairments on equity securities	(25)	(10)	(32)

(1)

Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31,
	2014	2013
	(in millions)
Balance, beginning of period	$903	$972
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(191)	(178)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	(6)	(4)
Credit loss impairment recognized in the current period on securities not previously impaired	16	6
Additional credit loss impairments recognized in the current period on securities previously impaired	6	69
Increases due to the passage of time on previously recorded credit losses	42	51
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(14)	(13)

Balance, end of period	$756	$903

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$196	$196	$697	$697
Fixed maturities:
Corporate securities	11,792	12,306	11,955	12,461
Commercial mortgage-backed securities	2,506	2,546	2,417	2,441
Residential mortgage-backed securities(1)	1,639	1,676	1,857	1,830
Asset-backed securities(2)	1,180	1,198	1,096	1,107
Foreign government bonds	165	169	117	117
U.S. government authorities and agencies and obligations of U.S. states	198	244	213	233

Total fixed maturities	17,480	18,139	17,655	18,189
Equity securities	12	10	12	9

Total trading account assets supporting insurance liabilities	$17,688	$18,345	$18,364	$18,895

(1)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income”, was $126 million, $(677) million and $417 million during the years ended December 31, 2014, 2013 and 2012, respectively.

Other Trading Account Assets

The following table sets forth the composition of “Other trading account assets” as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Fixed maturities	$1,051	$1,071	$584	$638
Equity securities	208	241	210	244

Subtotal	$1,259	1,312	$794	882

Derivative instruments		3,483		2,066

Total other trading account assets		$4,795		$2,948

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income” was $(35) million, $47 million and $34 million during the years ended December 31, 2014, 2013 and 2012, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial and Agricultural mortgage loans by property type:
Office	$8,471	22.0%	$7,028	20.2%
Retail	7,567	19.6	7,948	22.8
Apartments/Multi-Family	8,229	21.4	6,093	17.5
Industrial	6,532	16.9	6,545	18.8
Hospitality	2,062	5.4	1,924	5.5
Other	3,268	8.5	3,158	9.1

Total commercial mortgage loans	36,129	93.8	32,696	93.9

Agricultural property loans	2,392	6.2	2,130	6.1

Total commercial mortgage and agricultural loans by property type	38,521	100.0%	34,826	100.0%

Valuation allowance	(92)		(178)

Total net commercial mortgage and agricultural loans by property type	38,429		34,648

Other loans
Uncollateralized loans	297		297
Residential property loans	4		4
Other collateralized loans	300		300

Total other loans	601		601
Valuation allowance	0		0

Total net other loans	601		601

Total commercial mortgage and other loans	$39,030		$35,249

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada, and Asia with the largest concentrations in California (26%), New York (9%) and Texas (9%) at December 31, 2014.

Activity in the allowance for losses for all commercial mortgage and other loans, as of the dates indicated is as follows:

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year, 2013	$191	$13	$0	$0	$0	$204
Addition to / (release of) allowance of losses	10	(6)	0	0	0	4
Charge-offs, net of recoveries	(30)	0	0	0	0	(30)
Change in foreign exchange	0	0	0	0	0	0

Total Ending Balance, 2013	$171	$7	$0	$0	$0	$178

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year, 2014	$171	$7	$0	$0	$0	$178
Addition to / (release of) allowance of losses	(74)	(5)	0	0	0	(79)
Charge-offs, net of recoveries	(7)	0	0	0	0	(7)
Change in foreign exchange	0	0	0	0	0	0

Total Ending Balance, 2014	$90	$2	$0	$0	$0	$92

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2014
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Individually evaluated for impairment	$5	$0	$0	$0	$0	$5
Collectively evaluated for impairment	85	2	0	0	0	87
Loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance	$90	$2	$0	$0	$0	$92

Recorded Investment:(1)
Gross of reserves: individually evaluated for impairment	$155	$4	$0	$0	$0	$159
Gross of reserves: collectively evaluated for impairment	35,974	2,388	4	300	297	38,963
Gross of reserves: loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance, gross of reserves	$36,129	$2,392	$4	$300	$297	$39,122

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

	December 31, 2013
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Individually evaluated for impairment	$13	$0	$0	$0	$0	$13
Collectively evaluated for impairment	158	7	0	0	0	165
Loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance	$171	$7	$0	$0	$0	$178

Recorded Investment:(1)
Gross of reserves: individually evaluated for impairment	$214	$5	$0	$0	$0	$219

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Gross of reserves: collectively evaluated for impairment	32,482	2,125	4	300	297	35,208
Gross of reserves: loans acquired with deteriorated credit quality	0	0	0	0	0	0

Total ending balance, gross of reserves	$32,696	$2,130	$4	$300	$297	$35,427

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, for the years ended:

	December 31, 2014
	Recorded Investment(1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance(2)	Interest Income Recognized(3)
	(in millions)
With no related allowance recorded:

Commercial mortgage loans	$0	$0	$0	$6	$0
Agricultural property loans	4	4	0	4	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with no related allowance	$4	$4	$0	$10	$0

With an allowance recorded:
Commercial mortgage loans	$73	$73	$5	$77	$5
Agricultural property loans	0	0	0	0	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with related allowance	$73	$73	$5	$77	$5

Total:
Commercial mortgage loans	$73	$73	$5	$83	$5
Agricultural property loans	4	4	0	4	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total	$77	$77	$5	$87	$5

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairment occurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2013
	Recorded Investment(1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance(2)	Interest Income Recognized(3)
	(in millions)
With no related allowance recorded:
Commercial mortgage loans	$18	$18	$0	$22	$0
Agricultural property loans	5	5	0	2	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with no related allowance	$23	$23	$0	$24	$0

With an allowance recorded:
Commercial mortgage loans	$41	$42	$13	$80	$1
Agricultural property loans	0	0	0	5	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total with related allowance	$41	$42	$13	$85	$1

Total:
Commercial mortgage loans	$59	$60	$13	$102	$1
Agricultural property loans	5	5	0	7	0
Residential property loans	0	0	0	0	0
Other collateralized loans	0	0	0	0	0
Uncollateralized loans	0	0	0	0	0

Total	$64	$65	$13	$109	$1

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the year-to-date income regardless of when the impairment occurred.

The following tables set forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio–December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$19,835	$595	$196	$20,626
60%-69.99%	10,571	367	199	11,137
70%-79.99%	3,297	597	17	3,911
Greater than 80%	149	125	181	455

Total commercial mortgage loans	$33,852	$1,684	$593	$36,129

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Agricultural property loans

	Debt Service Coverage Ratio—December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$2,099	$141	$2	$2,242
60%-69.99%	150	0	0	150
70%-79.99%	0	0	0	0
Greater than 80%	0	0	0	0

Total agricultural property loans	$2,249	$141	$2	$2,392

Total commercial and agricultural mortgage loans

	Debt Service Coverage Ratio—December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$21,934	$736	$198	$22,868
60%-69.99%	10,721	367	199	11,287
70%-79.99%	3,297	597	17	3,911
Greater than 80%	149	125	181	455

Total commercial and agricultural mortgage loans	$36,101	$1,825	$595	$38,521

The following tables set forth certain key credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio—December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$17,322	$549	$176	$18,047
60%-69.99%	9,756	316	88	10,160
70%-79.99%	3,164	405	204	3,773
Greater than 80%	302	158	256	716

Total commercial mortgage loans	$30,544	$1,428	$724	$32,696

Agricultural property loans

	Debt Service Coverage Ratio—December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in millions)
Loan-to-Value Ratio
0%-59.99%	$1,973	$136	$0	$2,109
60%-69.99%	21	0	0	21
70%-79.99%	0	0	0	0
Greater than 80%	0	0	0	0

Total agricultural property loans	$1,994	$136	$0	$2,130

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total commercial and agricultural mortgage loans

	Debt Service Coverage Ratio—December 31, 2013

	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
Loan-to-Value Ratio	(in millions)
0%-59.99%	$19,295	$685	$176	$20,156
60%-69.99%	9,777	316	88	10,181
70%-79.99%	3,164	405	204	3,773
Greater than 80%	302	158	256	716

Total commercial and agricultural mortgage loans	$32,538	$1,564	$724	$34,826

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage loans on nonaccrual status as of the dates indicated.

	December 31, 2014
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days - Accruing	Greater Than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and other Loans	Non Accrual Status
	(in millions)
Commercial mortgage loans	$36,068	$61	$0	$0	$0	$61	$36,129	$99
Agricultural property loans	2,390	0	1	0	1	2	2,392	1
Residential property loans	0	3	0	0	1	4	4	0
Other collateralized loans	300	0	0	0	0	0	300	0
Uncollateralized loans	297	0	0	0	0	0	297	0

Total	$39,055	$64	$1	$0	$2	$67	$39,122	$100

	December 31, 2013
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days - Accruing	Greater Than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and other Loans	Non Accrual Status
	(in millions)
Commercial mortgage loans	$32,662	$15	$0	$0	$19	$34	$32,696	$132
Agricultural property loans	2,129	0	0	0	1	1	2,130	1
Residential property loans	1	3	0	0	0	3	4	1
Other collateralized loans	300	0	0	0	0	0	300	0
Uncollateralized loans	297	0	0	0	0	0	297	0

Total	$35,389	$18	$0	$0	$20	$38	$35,427	$134

For the years ended December 31, 2014 and 2013, there were $0 million and $711 million of commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were $25 million of commercial mortgage and other loans sold, other than those classified as held-for-sale.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2014 and December 31, 2013, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring.

For the year ended December 31, 2014 there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For the year ended December 31, 2013 there was an adjusted pre-modification outstanding recorded investment of $81 million and post-modification outstanding recorded investment of $81 million related to commercial mortgage loans. There were no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2014	2013
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$633	$610
Non-real estate-related	6,340	5,852

Total joint ventures and limited partnerships	6,973	6,462
Real estate held through direct ownership	966	563
Other	890	835

Total other long-term investments	$8,829	$7,860

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2014	2013
	(in millions)
STATEMENT OF FINANCIAL POSITION
Total assets(1)	$43,757	$44,599

Total liabilities(2)	$11,678	$8,834
Partners’ capital	32,079	35,765

Total liabilities and partners’ capital	$43,757	$44,599

Total liabilities and partners’ capital included above	$3,895	$2,932
Equity in limited partnership interests not included above	290	535

Carrying value	$4,185	$3,467

(1)	Assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)	Liabilities consist primarily of third party-borrowed funds, securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2014	2013	2012
	(in millions)
STATEMENTS OF OPERATIONS
Total revenue(1)	$5,055	$3,619	$3,839
Total expenses(2)	(1,647)	(935)	(944)

Net earnings(losses)	$3,408	$2,684	$2,895

Equity in net earnings (losses) included above	$461	$210	$172

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity in net earnings (losses) of limited partnership interests not included above	52	49	39

Total equity in net earnings(losses)	$513	$259	$211

(1)	Revenue consists of income from investments in real estate, investments in securities and other income.
(2)	Expenses consist primarily of interest expense, management fees, salary expenses and other expenses.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2014	2013	2012
	(in millions)
Fixed maturities, available-for-sale	$6,805	$6,790	$5,932
Fixed maturities, held-to-maturity(1)	125	45	27
Equity securities, available-for-sale	222	214	225
Trading account assets	764	770	769
Commercial mortgage and other loans	1,869	1,754	1,770
Policy loans	491	475	453
Short-term investments and cash equivalents	22	24	21
Other long-term investments	879	517	153

Gross investment income	11,177	10,589	9,350
Less: investment expenses	(591)	(526)	(459)

Net investment income	$10,586	$10,063	$8,891

(1)

Related to Prudential Universal Reinsurance Company’s credit-linked notes, which are reported on the same financial statement line item as the surplus notes as conditions are met for right-of-offset. See Note 14 for additional information.

Carrying value for non-income producing assets included $501 million in fixed maturities, $8 million in trading account assets supporting insurance liabilities, $5 million in other long-term investments and $13 million in commercial mortgage and other loans as of December 31, 2014. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2014.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2014	2013	2012
	(in millions)
Fixed maturities	$590	$(887)	$148
Equity securities	449	317	73
Commercial mortgage and other loans	106	(15)	14
Investment real estate	0	0	2
Joint ventures and limited partnerships	(18)	(22)	4
Derivatives(1)	2,722	(1,962)	(165)
Other	(8)	7	1

Realized investment gains (losses), net	$3,841	$(2,562)	$77

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2014	2013	2012
	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$253	$46	$(244)
Fixed maturity securities, available-for-sale - all other	11,459	4,606	13,801
Equity securities, available-for-sale	1,929	2,063	1,311
Derivatives designated as cash flow hedges(1)	208	(378)	(168)
Other investments(2)	59	59	172

Net unrealized gains (losses) on investments	$13,908	$6,396	$14,872

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31:

	2014
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,192	$2	$0	$0	$1,192	$2
Obligations of U.S. states and their political subdivisions	105	1	82	2	187	3
Foreign government bonds	160	3	200	11	360	14
Corporate securities	10,863	393	12,946	639	23,809	1,032
Commercial mortgage-backed securities	1,283	6	1,720	32	3,003	38
Asset-backed securities	3,363	16	3,175	116	6,538	132
Residential mortgage-backed securities	35	0	158	3	193	3

Total	$17,001	$421	$18,281	$803	$35,282	$1,224

Equity securities, available-for-sale	$809	$51	$9	$1	$818	$52

	2013
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,285	$56	$1	$0	$2,286	$56
Obligations of U.S. states and their political subdivisions	1,181	129	37	7	1,218	136
Foreign government bonds	210	14	209	40	419	54

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Corporate securities	27,266	1,512	11,943	1,624	39,209	3,136
Commercial mortgage-backed securities	4,179	123	596	34	4,775	157
Asset-backed securities	2,885	40	2,451	261	5,336	301
Residential mortgage-backed securities	1,397	29	172	3	1,569	32

Total	$39,403	$1,903	$15,409	$1,969	$54,812	$3,872

Equity securities, available-for-sale	$316	$15	$1	$0	$317	$15

The gross unrealized losses at December 31, 2014 and 2013, are composed of $1,031 million and $3,682 million related to high or highest quality securities based on the National Association of Insurance Commissioners’ (“NAIC”) or equivalent rating and $191 million and $190 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2014, the $803 million of gross unrealized losses of twelve months or more were concentrated in the energy, consumer non-cyclical, and basic industry sectors of the Company’s corporate securities. At December 31, 2013, the $1,969 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the consumer non-cyclical, utility, and capital goods sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at either December 31, 2014 or 2013. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2014, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2014, $11 million of the equity securities gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. At December 31, 2013, $2 million of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at either December 31, 2014 or 2013.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2014	2013
	(in millions)
Fixed maturities	$15,112	$14,431
Trading account assets supporting insurance liabilities	391	606
Other trading account assets	231	104
Separate account assets	2,861	3,488
Equity securities	512	174

Total securities pledged	$19,107	$18,803

As of December 31, 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $16,858 million. Of this amount, $9,407 million was “Securities sold under agreements to repurchase,” $2,935 million was “Separate account liabilities,” $4,236 million was “Cash collateral for loaned securities,” and $280 million was “Long-term debt”. As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $16,774 million. Of this amount, $7,898 million was “Securities sold under agreements to repurchase,” $3,603 million was “Separate account liabilities,” $4,992 million was “Cash collateral for loaned securities,” and $281 million was “Long-term debt”.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $6,486 million and $193 million at December 31, 2014 and 2013, respectively, all of which, for both periods, had either been sold or repledged.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets of $109 million and $178 million at December 31, 2014 and 2013, respectively, were on deposit with governmental authorities or trustees, including certain restricted cash balances and securities. Additionally, assets carried at $606 million and $594 million at December 31, 2014 and 2013, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $163 million and $179 million at December 31, 2014 and 2013, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Banks of New York and Boston. Restricted cash and securities of $93 million and $138 million at December 31, 2014 and 2013, respectively, were included in “Other assets.”

5. VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE. The first (“the Investment Company Model”) relates to those VIEs that have the characteristics of an investment company and for which certain other conditions are true. These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity. In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns.

For all other VIEs, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but for which it is not the investment manager. The Company’s involvement in the structuring of these investments combined with its economic interest indicates that the Company is the primary beneficiary. The Company has not provided material financial support or other support that was not contractually required to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of consolidated VIEs are reported. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the VIEs.

	December 31,
	2014	2013
	(in millions)
Trading account assets supporting insurance liabilities	$11	$11
Commercial mortgage and other loans	300	300
Other long-term investments	19	21
Cash and cash equivalents	0	(3)

Total assets of consolidated VIEs	$330	$329

Other liabilities	$1	$1

Total liabilities of consolidated VIEs	$1	$1

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $2,705 million and $2,381 million at December 31, 2014 and 2013, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support to the trust that was not contractually required.

Unconsolidated Variable Interest Entities

The Company has determined that it is not the primary beneficiary of certain VIEs for which it is the investment manager. These VIEs consist primarily of investment funds for which the Company utilizes the Investment Company Model to assess consolidation. Accordingly, the Company has determined that it is not the primary beneficiary of these entities because it does not stand to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. For all other investment structures, the Company has determined that it is not the primary beneficiary as it does not have both (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated VIEs that are managed by affiliates is limited to its investment in the VIEs, which was $46 million and $395 million at December 31, 2014 and 2013, respectively. These investments are reflected in “Fixed maturities, available for sale” and “Other long-term investments.” The fair value of assets held within these unconsolidated VIEs was $1,476 million and $3,198 million as of December 31, 2014 and 2013, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $6,968 million and $6,457 million as of December 31, 2014 and 2013, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

6. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2014	2013	2012
	(in millions)
Balance, beginning of year	$10,210	$7,982	$6,850
Capitalization of commissions, sales and issue expenses	1,270	1,593	1,883
Amortization	(940)	205	(654)
Change in unrealized investment gains and losses	(338)	430	(97)

Balance, end of year	$10,202	$10,210	$7,982

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

7. INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Former Investment in China Pacific Group

The Company had an indirect investment, through a consortium, in China Pacific Group, a Chinese insurance operation. The consortium of investors including the Company sold portions of its holdings in 2012 and sold its remaining investment in China Pacific Group in January 2013, resulting in pre-tax gains of $66 million and $60 million for the years ended December 31, 2013 and 2012, respectively. The Company recognized combined after-tax equity earnings from this operating joint venture of $43 million and $42 million for the years ended December 31, 2013 and 2012, respectively. Dividends received from this investment were $0 and $2 million for the years ended December 31, 2013 and 2012, respectively.

8. VALUE OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2014(1)	2013	2012
	(in millions)
Balance, beginning of year	$1,596	$227	$250
Acquisitions	7	1,370	0
Amortization	(334)	(94)	(38)
Change in unrealized investment gains and losses	(94)	24	0
Interest(2)	68	69	15

Balance, end of year	$1,243	$1,596	$227

(1)

The VOBA balances at December 31, 2014 were $201 million, $1,036 million and $6 million related to the insurance transactions associated with the CIGNA, The Hartford, and Gibraltar BSN Life Berhad, respectively. The weighted average remaining expected lives were approximately 12, 9, and 10 years for the VOBA related to CIGNA, The Hartford, and Gibraltar BSN Life Berhad, respectively.

(2)

The interest accrual rates vary by product. The interest rates for 2014 were 6.40%, 3.00% to 6.17%, and 4.07% to 5.51% for the VOBA related to CIGNA, The Hartford, and Gibraltar BSN Life Berhad, respectively. The interest rates for 2013 were 6.40% and 3.00% to 6.17% for the VOBA related to CIGNA and The Hartford, respectively and 6.40% related to CIGNA in 2012.

The following table provides estimated future amortization, net of interest, for the periods indicated.

	2015	2016	2017	2018	2019
	(in millions)
Estimated Future VOBA Amortization	$122	$115	$102	$94	$92

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

9. GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:

Goodwill
(in millions)
Balance at December 31, 2011:
Gross Goodwill	$737
Accumulated Impairment Losses	(737)

Net Goodwill Balance at December 31, 2011	0

2012 Activity	0

Net Goodwill Balance at December 31, 2012	0

2013 Activity	0

Net Goodwill Balance at December 31, 2013	0

2014 Activity:
Acquisitions	18

Balance at December 31, 2014:
Gross Goodwill	755
Accumulated Impairment Losses	(737)

Net Goodwill Balance at December 31, 2014	$18

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount, as discussed in further detail in Note 2. As of December 31, 2014, the Company had a goodwill balance of $18 million due to the acquisition of Gibraltar BSN Life Berhad.

The Company performed goodwill impairment testing for its Financial Services Businesses reporting unit at December 31, 2014 and no impairments were recorded.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2014			2013
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$174	$(96)	$78	$175	$(87)	$88
Other	32	(26)	6	32	(24)	8

Total	$206	$(122)	$84	$207	$(111)	$96

Amortization expense for other intangibles was $11 million, $12 million and $41 million for the years ending December 31, 2014, 2013 and 2012, respectively. Amortization expense for other intangibles is expected to be approximately $10 million in 2015, $6 million in 2016, and $5 million in both 2017 and 2018, and $4 million for 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

10. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 for the years indicated are as follows:

	2014	2013
	(in millions)
Life insurance	$62,826	$59,474
Individual and group annuities and supplementary contracts	52,746	48,772
Other contract liabilities	8,948	4,657

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	124,520	112,903
Unpaid claims and claim adjustment expenses	2,917	2,814

Total future policy benefits	$127,437	$115,717

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 8% and 9% of direct individual life insurance in force at December 31, 2014 and 2013, respectively, and 65%, 67% and 69% of direct individual life insurance premiums for 2014, 2013 and 2012, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 0.4% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 11.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.4% to 7.3%.

The Company’s liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in Other Contract Liabilities. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 11 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts.

Premium deficiency reserves included in “Future policy benefits” are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration traditional, non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; long-term care; and for certain individual health policies.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities that are discounted use interest rates ranging from 3.0% to 6.4%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Policyholders’ Account Balances

Policyholders’ account balances at December 31 for the years indicated are as follows:

	2014	2013
	(in millions)
Individual annuities	$10,116	$9,503
Group annuities	25,210	24,757
Guaranteed investment contracts and guaranteed interest accounts	13,177	13,335
Funding agreements	4,691	4,370
Interest-sensitive life contracts	19,141	18,617
Dividend accumulation and other	16,460	16,115

Total policyholders’ account balances	$88,795	$86,697

Policyholders’ account balances primarily represent an accumulation of account deposits plus credited interest less withdrawals, expense charges and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2014 and 2013 are $2,705 million and $2,380 million, respectively, related to the Company’s FANIP. Under this program, which has a maximum authorized amount of $15 billion, a Delaware statutory trust issues medium-term notes to investors that are secured by funding agreements issued to the trust by Prudential Insurance. The outstanding notes have fixed or floating interest rates that range from 0.4% to 2.2% and original maturities ranging from two to ten years. Included in the amounts at December 31, 2014 and 2013 is the medium-term note liability, which is carried at amortized cost, of $2,705 million and $2,381 million, respectively. For additional details on the FANIP, see Note 5.

Also included in “Funding agreements” are collateralized funding agreements issued to the Federal Home Loan Bank of New York (“FHLBNY”) of $1,947 million, as of both December 31, 2014 and 2013. These obligations, which are carried at amortized cost, have fixed or floating interest rates that range from 0.5% to 2.2% and original maturities ranging from one to seven years. For additional details on the FHLBNY program, see Note 14. Interest crediting rates range from 0% to 5.5% for interest-sensitive life contracts and from 0% to 13.3% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract minus any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, annuitizations, contract lapses, contractholder mortality and utilization assumptions.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2014 and 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2014		December 31, 2013
	In the Event of Death	At Annuitization / Accumulation(1)	In the Event of Death	At Annuitization / Accumulation(1)
Variable Annuity Contracts	(in millions)

Return of net deposits
Account value	$79,182	$20	$71,616	$22
Net amount at risk	$49	$0	$58	$0
Average attained age of contractholders	63 years	71 years	62 years	70 years

Minimum return or contract value
Account value	$26,411	$93,445	$27,794	$85,292
Net amount at risk	$1,940	$1,553	$1,900	$1,375
Average attained age of contractholders	67 years	62 years	67 years	62 years
Average period remaining until earliest expected annuitization	N/A	0.11 years	N/A	0.19 years

(1)	Includes income and withdrawal benefits as described herein.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31,
	2014	2013
	In the Event of Death
	(in millions)
Variable Life, Variable Universal Life and Universal Life Contracts
No lapse guarantees
Separate account value	$6,774	$6,638
General account value	$9,919	$8,965
Net amount at risk	$178,887	$171,572
Average attained age of contractholders	57 years	56 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2014	2013
	(in millions)
Equity funds	$66,281	$61,207
Bond funds	32,314	31,310
Money market funds	5,552	4,097

Total	$104,147	$96,614

In addition to the amounts invested in separate account investment options above, $3,162 million at December 31, 2014 and $2,797 million at December 31, 2013 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options. For the years ended December 31, 2014, 2013, and 2012, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits (“GMDB”), and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The Company reinsures most of these GMABs, GMWBs and GMIWBs to an affiliate who maintains a portfolio of derivative instruments that serve as a partial hedge of the risks associated with these products.

	GMDB		GMIB	GMAB/GMWB/ GMIWB

	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity

	(in millions)
Balance at December 31, 2011	$225	$138	$102	$1,091
Incurred guarantee benefits(1)	94	197	112	461
Paid guarantee benefits and other	(14)	(72)	(31)	0

Balance at December 31, 2012	305	263	183	1,552

Incurred guarantee benefits(1)	101	39	(114)	(1,878)
Paid guarantee benefits	(3)	(48)	(22)	0
Other(2)	1,341	5	0	0

Balance at December 31, 2013	1,744	259	47	(326)

Incurred guarantee benefits(1)	786	164	60	5,403

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Paid guarantee benefits	(18)	(42)	(14)	0
Other	284	4	0	0

Balance at December 31, 2014	$2,796	$385	$93	$5,077

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

(2)	GMDB primarily includes amounts acquired from The Hartford on January 2, 2013.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, adjusted for cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB features include amounts assumed from affiliates of $15 million and $10 million as of December 31, 2014 and 2013, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company has offered various types of sales inducements including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit; (2) additional credits after a certain number of years a contract is held; and (3) enhanced interest crediting rates that are higher than the normal

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in millions)
Balance at December 31, 2011	$555
Capitalization	199
Amortization	42
Change in unrealized gain/(loss) on investments	4

Balance at December 31, 2012	800

Capitalization	21
Amortization	175
Change in unrealized gain/(loss) on investments	8

Balance at December 31, 2013	1,004

Capitalization	9
Amortization	(163)
Change in unrealized gain/(loss) on investments	(2)

Balance at December 31, 2014	$848

12. CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. From demutualization through December 31, 2014, the Closed Block has formed the principal component of the Closed Block Business. After the Class B Repurchase and redemption of the IHC Debt, the insurance policies and annuity contracts comprising the Closed Block continue to be managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance on December 18, 2001. Prudential Insurance remains directly obligated for the insurance policies and annuity contracts in the Closed Block. These transactions do not change the Closed Block assets allocated to support the Closed Block’s liabilities, policyholder dividend scales or the methodology for determining policyholder dividends. Accordingly, the transactions have no impact on the guaranteed benefits, premiums or dividends for Closed Block policyholders. See Note 1 and Note 23 for additional information.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block liabilities over Closed Block assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in AOCI) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2014 and 2013, the Company recognized a policyholder dividend obligation of $1,558 million and $887 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $5,053 million and $3,624 million at December 31, 2014 and 2013, respectively, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in AOCI.

On December 11, 2012, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales for 2013. On December 5, 2013 and December 5, 2014, Prudential Insurance’s Board of Directors acted to increase the 2014 and 2015 dividends payable on Closed Block policies, respectively. These actions resulted in an approximately $33 million and $60 million increase in the liability for policyholders dividends recognized for the year ended December 31, 2013 and 2014, respectively.

Closed Block liabilities and assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block liabilities and Closed Block assets, are as follows:

	2014	2013
	(in millions)
Closed Block liabilities
Future policy benefits	$49,863	$50,258
Policyholders’ dividends payable	931	907
Policyholders’ dividend obligation	6,612	4,511
Policyholders’ account balances	5,310	5,359
Other Closed Block liabilities	5,084	4,281

Total Closed Block liabilities	67,800	65,316

Closed Block assets
Fixed maturities, available-for-sale, at fair value	40,629	39,169
Other trading account assets, at fair value	302	291
Equity securities, available-for-sale, at fair value	3,522	3,884
Commercial mortgage and other loans	9,472	8,762
Policy loans	4,914	5,013
Other long-term investments	2,765	2,085
Short-term investments	1,225	1,790

Total investments	62,829	60,994
Cash and cash equivalents	1,201	544
Accrued investment income	527	542
Other Closed Block assets	332	296

Total Closed Block assets	64,889	62,376

Excess of reported Closed Block liabilities over Closed Block assets	2,911	2,940
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	5,040	3,615
Allocated to policyholder dividend obligation	(5,053)	(3,624)

Future earnings to be recognized from Closed Block assets and Closed Block liabilities	$2,898	$2,931

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Information regarding the policyholder dividend obligation is as follows:

	2014	2013
	(in millions)
Balance, January 1	$4,511	$6,363
Impact from earnings allocable to policyholder dividend obligation	672	2
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	1,429	(1,854)

Balance, December 31	$6,612	$4,511

Closed Block revenues and benefits and expenses for the years ended December 31, were as follows:

	2014	2013	2012
	(in millions)
Revenues
Premiums	$2,704	$2,728	$2,817
Net investment income	2,809	2,796	2,919
Realized investment gains (losses), net	1,164	230	243
Other income	34	57	31

Total Closed Block revenues	6,711	5,811	6,010

Benefits and Expenses
Policyholders’ benefits	3,326	3,334	3,445
Interest credited to policyholders’ account balances	136	136	137
Dividends to policyholders	2,635	1,910	2,021
General and administrative expenses	444	467	492

Total Closed Block benefits and expenses	6,541	5,847	6,095

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	170	(36)	(85)
Income tax expense (benefit)	139	(57)	(103)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	31	21	18
Income (loss) from discontinued operations, net of taxes	1	0	(2)

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$32	$21	$16

13. REINSURANCE

The Company participates in reinsurance primarily to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks, to manage capital, and in acquiring or disposing of businesses.

On January 2, 2013, the Company acquired The Hartford’s individual life insurance business through a reinsurance transaction. Under the agreement, the Company provided reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. The Company acquired the general account business through a coinsurance arrangement and, for certain types of general account policies, a modified coinsurance arrangement. The Company acquired the separate account business through a modified coinsurance arrangement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Since 2011, the Company has entered into several reinsurance agreements to assume pension liabilities in the United Kingdom. Under these arrangements, the Company assumes the longevity risk associated with the pension benefits of certain named beneficiaries. In 2014, the Company entered into a significant reinsurance transaction with a new United Kingdom counterparty. The account value associated with this transaction was $27 billion.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and subsequently entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess, excess of loss and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the mortality risk. However, effective in August 2014, for new term business the Company reduced the amount of mortality risk reinsured, particularly on policies with smaller face amounts. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. In addition, through December 31, 2014, the Company had in place reinsurance agreements covering 90% of the long-term risks associated with the Closed Block Business, including 17% reinsured by affiliates, through various modified coinsurance arrangements reported under the deposit method of accounting. During 2014, the Company also had reinsurance covering 90% of the short-term risks associated with the Closed Block Business to an affiliate through a coinsurance arrangement. Effective January 1, 2015, these reinsurance arrangements were recaptured and the Company entered into a new reinsurance arrangement related to the Closed Block. See Note 23 for additional information.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Coinsurance arrangements contrast with the Company’s yearly renewable term arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under yearly renewable term arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contract holders to the Company. As yearly renewable term arrangements are usually entered into by the Company with the expectation that the contracts will be inforce for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance related to short-duration reinsurance contracts is accounted for over the reinsurance contract period. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following direct and indirect subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Prumerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna, The Prudential Gibraltar Financial Life Insurance Co. Ltd., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2014	2013	2012
	(in millions)
Direct premiums	$15,275	$10,331	$41,961
Reinsurance assumed	2,789	1,955	1,918
Reinsurance ceded	(1,541)	(1,480)	(1,413)

Premiums	$16,523	$10,806	$42,466

Direct policy charges and fees	$3,692	$3,400	$3,167
Reinsurance assumed	1,425	919	106
Reinsurance ceded	(270)	(147)	(105)

Policy charges and fees	$4,847	$4,172	$3,168

Direct policyholder benefits	$18,455	$12,884	$44,922
Reinsurance assumed	4,214	2,231	1,796
Reinsurance ceded	(1,915)	(1,489)	(1,361)

Policyholders’ benefits	$20,754	$13,626	$45,357

Reinsurance recoverables at December 31, are as follows:

	2014	2013
	(in millions)
Individual and group annuities(1)	$4,664	$254
Life insurance(2)	4,092	3,642
Other reinsurance	156	143

Total reinsurance recoverable	$8,912	$4,039

(1)

Primarily represents reinsurance recoverables at December 31, 2014 of $4,523 million related to the arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd. and $105 million related to the acquisition of the retirement business of CIGNA. Reinsurance recoverables at December 31, 2013 primarily represent $248 million related to the acquisition of the retirement business of CIGNA. The Company recorded no reinsurance payables at December 31, 2014, and reinsurance payables of $388 million at December 31, 2013 related to the reinsurance arrangements between Pruco Life Insurance Company and Pruco Reinsurance Ltd. The Company recorded reinsurance payables of $105 million and $248 million at December 31, 2014 and 2013, respectively, related to the acquisition of the retirement business of CIGNA.

(2)

Includes $2,130 million of reinsurance recoverables established at December 31, 2014 under the reinsurance arrangements associated with the acquisition of the individual life business of The Hartford. The Company has also recorded reinsurance payables related to the individual life business of The Hartford acquisition of $1,300 million at December 31, 2014.

“Premiums” includes affiliated reinsurance assumed of $1,665 million, $1,695 million and $1,705 million and affiliated reinsurance ceded of ($118) million, ($131) million and ($87) million for the years ended December 31, 2014, 2013, and 2012, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,485 million, $1,431 million and $1,371 million and affiliated reinsurance ceded of ($54) million, ($39) million and ($40) million for the years ended December 31, 2014, 2013, and 2012, respectively.

“General and administrative expenses” include affiliated assumed expenses of $35 million, $30 million and $31 million for the years ended December 31, 2014, 2013, and 2012, respectively.

“Amortization of deferred policy acquisition costs” include affiliated assumed expenses of $166 million, $167 million and $130 million for the years ended December 31, 2014, 2013, and 2012, respectively.

“Due from parent and affiliates” includes affiliated reinsurance recoverables of $5,860 million and $1,328 million at December 31, 2014 and 2013, respectively reflected in the table above. Excluding the reinsurance recoverable associated with the acquisition of the individual life business of The Hartford, the retirement business of CIGNA, and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 71% of the reinsurance recoverable at December 31, 2014. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Due to parent and affiliates” includes reinsurance payables of $8,164 million and $7,004 million at December 31, 2014 and 2013, respectively.

“Due from parent and affiliates” also includes $4,555 million and “Due to parent and affiliates” also includes $423 million at December 31, 2014 and 2013, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a gain of $4,234 million, a loss of $2,346 million and a loss of $56 million for the years ended December 31, 2014, 2013, and 2012, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,497 million and $1,450 million at December 31, 2014 and 2013, respectively.

14. SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2014	2013
	(in millions)
Commercial paper	$386	$460
Other notes payable(1)	0	28
Current portion of long-term debt(2)(3)	1,720	1,125

Total short-term debt	$2,106	$1,613

Supplemental short-term debt information:
Portion of commercial paper borrowings due overnight	$174	$364
Daily average commercial paper outstanding	$1,107	$1,040
Weighted average maturity of outstanding commercial paper, in days	16	13
Weighted average interest rate on outstanding short-term debt(4)	0.09%	0.15%

(1)	Includes notes due to related parties of $28 million at December 31, 2013. Related party notes at December 31, 2013, were denominated in foreign currency.
(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $280 million at December 31, 2014. There were no collateralized borrowings at December 31, 2013.
(3)

Includes notes due to related parties of $585 million and $1,021 million at December 31, 2014 and 2013, respectively. The related party notes payable has interest rates varying from 0.50% to 14.85% in 2014. The related party notes included $81 million and $5 million of notes denominated in foreign currency at December 31, 2014 and 2013, respectively.

(4)	Excludes the current portion of long-term debt.

At December 31, 2014 and 2013, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion, of which $386 million was outstanding as of December 31, 2014. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance (“NJDOBI”). Prudential Funding maintains a support agreement with Prudential Insurance whereby Prudential Insurance has agreed to maintain Prudential Funding’s tangible net worth at a positive level. Additionally, Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s $7.0 billion commercial paper program.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of Prudential Insurance. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires Prudential Insurance to own member stock and borrowings from FHLBNY require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the NJDOBI regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $151 million and $168 million as of December 31, 2014 and 2013, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2013, the 5% limitation equates to a maximum amount of pledged assets of $8.6 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $7.2 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2014, Prudential Insurance had pledged assets with a fair value of $2.8 billion supporting aggregate outstanding collateralized advances and funding agreements of $2.2 billion. As of December 31, 2014, an outstanding advance of $280 million is in “Short-term debt” and matures in December 2015, and outstanding funding agreements, totaling $1,947 million are included in “Policyholders’ account balances.” The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $4.1 billion as of December 31, 2014.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of the Company, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2014, PRIAC had no advances outstanding under the FHLBB facility.

Under Connecticut state insurance law, without the prior consent of the Connecticut Insurance Department (“CTID”), the amount of assets insurers may pledge to secure debt obligations is limited to the lesser of 5% of prior-year statutory admitted assets or 25% of prior-year statutory surplus, resulting in a maximum borrowing capacity for PRIAC under the FHLBB facility of approximately $213 million, none of which was outstanding as of December 31, 2014.

Credit Facilities

As of December 31, 2014, the Company had a $1,750 million three-year facility expiring in November 2016. This expiration date reflects a November 2013 amendment to the facility which extended the term by approximately 2 years. The facility has both Prudential Financial and Prudential Funding as borrowers. The facility may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above. As of December 31, 2014, there were no outstanding borrowings under this credit facility.

The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type; however, borrowings under the facility are not contingent on the Company’s credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on the continued satisfaction of other customary conditions, including the maintenance at all times of consolidated net worth, relating to the Financial Services Businesses of Prudential Financial only, of at least $18.99 billion, which for this purpose is calculated as U.S. GAAP equity, excluding AOCI and excluding equity of noncontrolling interests. As of December 31, 2014 and 2013, Prudential Financial’s consolidated net worth of the Financial Services Businesses exceeded the minimum amount required to borrow under the facility.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In addition to the above credit facility, the Company had access to $445 million of certain other lines of credit at December 31, 2014, which was for the sole use of certain real estate separate accounts. The separate account facilities include loan-to-value ratio requirements and other financial covenants and recourse on obligations under these facilities is limited to the assets of the applicable separate account. At December 31, 2014, $267 million of these credit facilities were used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate(1)	2014	2013
			(in millions)
Fixed-rate notes:
Surplus notes(2)	2015-2052	3.80%-8.30%	$6,597	$2,090
Surplus notes subject to set-off arrangements(3)	2021-2034	3.52%-5.42%	4,588	2,400
Senior notes(4)(5)	2015-2043	0.55%-14.85%	371	6,118
Mortgage debt(6)	2021-2024	1.72%-3.80%	111	0
Floating-rate notes:
Surplus notes(7)	2016-2052	0.40%-3.44%	2,200	3,200
Surplus notes subject to set-off arrangements	2024	1.65%	385	0
Senior notes(8)	2017-2023		0	162
Mortgage debt(9)	2017-2024	1.36%-3.11%	391	0

Subtotal			14,643	13,970

Less: assets under set-off arrangements(10)			4,973	2,400

Total long-term debt			$9,670	$11,570

(1)	Ranges of interest rates are for the year ended December 31, 2014.
(2)

Fixed-rate surplus notes at December 31, 2014 and 2013 include $5,756 million and $1,149 million, respectively, due to a related party. Maturities of these notes range from 2017 through 2052. The interest rates ranged from 3.80% to 8.30% in 2014. As of December 31, 2013, $3,632 million of the related party debt was presented as fixed-rate senior notes.

(3)

Fixed-rate surplus notes subject to set-off arrangements at December 31, 2014 include $1,000 million, due to a related party. Maturities of these notes are in 2034. The interest rate was 5.42% in 2014. There were no related party balances at December 31, 2013.

(4)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $280 million at 2013. These borrowings are discussed in more detail above.
(5)

Fixed-rate senior notes at December 31, 2014 and 2013 include $197 million and $4,875 million, respectively, due to related parties. Maturities of these notes range from 2015 through 2043 and interest rates ranged from 0.55% to 14.85% in 2014. These related party notes included $9 million and $181 million at December 31, 2014 and 2013, respectively, of notes which were denominated in foreign currency.

(6)	Includes $40 million of debt at December 31, 2014 denominated in foreign currency. As of December 31, 2013, $34 million of this debt was presented as fixed-rate senior notes.
(7)

Floating-rate surplus notes at December 31, 2014 include $1,700 million due to a related party. Maturities of these notes range from 2016 to 2018 and interest rates ranged from 0.40% to 1.14% in 2014. There were no related party balances at December 31, 2013.

(8)	Includes $39 million at December 31, 2013 of notes denominated in foreign currency.
(9)	Includes $173 million of debt at December 31, 2014 denominated in foreign currency. As of December 31, 2013, $162 million of this debt was presented as floating-rate senior notes.
(10)

Assets under set-off arrangements represent a reduction in the amount of surplus notes included in long-term debt, relating to an arrangement where valid rights off set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

At December 31, 2014 and 2013, the Company was in compliance with all debt covenants related to the borrowings in the above table.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table presents, as of December 31, 2014, the Company’s contractual principal payments of its long-term debt:

Long-term Debt
(in millions)
Calendar Year:
2016	$626
2017	722
2018	610
2019	537
2020 and thereafter	7,175

Total	$9,670

Surplus Notes

As of both December 31, 2014 and 2013, $941 million of fixed-rate surplus notes were outstanding to non-affiliates. These notes are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of NJDOBI. NJDOBI could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2014 and 2013, the Company met these statutory capital requirements.

Prudential Insurance’s fixed-rate surplus notes include $500 million of exchangeable surplus notes issued in a private placement in 2009 with an interest rate of 5.36% per annum and due September 2019. The surplus notes became exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning as of September 18, 2014. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange. These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price.

From 2011 through 2013, a captive reinsurance subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $2.0 billion of ten-year fixed-rate surplus notes. Under the agreements, the captive receives in exchange for the surplus notes one or more credit-linked notes issued by a special purpose subsidiary of the Company in an aggregate principal amount equal to the surplus notes issued. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts and has agreed to reimburse the external counterparties for any payments under the credit-linked notes that are funded by those counterparties. As of December 31, 2014, an aggregate of $1,750 million of surplus notes were outstanding under these agreements and no such payments under the credit-linked notes have been required.

In December 2013, another captive reinsurance subsidiary entered into a twenty-year financing facility with external counterparties providing for the issuance and sale of a surplus note in an aggregate principal amount of up to $2 billion in order to finance non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Guideline AXXX. In June 2014, the facility was amended to increase the current financing capacity available under the facility from $2.0 billion to $3.5 billion, increase the maximum potential size of the facility to $4.0 billion and add additional external parties. Similar to the agreements described above, the captive receives in exchange for the surplus note one or more credit linked notes issued by a special purpose affiliate in an aggregate principal amount equal to the surplus note. As above, the principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event, and the external counterparties have agreed to fund any such payment. Prudential

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Financial has agreed to reimburse the captive for investment losses in excess of specified amounts; however, Prudential Financial has no other reimbursement obligations to the external counterparties under this facility. As of December 31, 2014 an aggregate of $1,838 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

In December 2014, a captive reinsurance subsidiary entered into a ten-year financing facility with certain unaffiliated financial institutions, pursuant to which the captive agreed to issue and sell a surplus note in an aggregate principal amount of up to $1.75 billion in return for an equal principal amount of credit linked notes issued by a special-purpose affiliate. The term of the financing facility may be extended, at the captive’s option, by up to five years. The captive holds the credit-linked notes as assets supporting non-economic reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance of term life insurance policies through the captive. The principal amount of the outstanding credit-linked notes is redeemable by the captive in cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event affecting the captive. Under the agreements, external counterparties have agreed to fund any such payment under the credit-linked notes in return for a fee. Prudential Financial has agreed to make capital contributions to the captive to reimburse it for investment losses in excess of specified amounts. As of December 31, 2014, an aggregate of $385 million of surplus notes were outstanding under the facility and no credit-linked note payments have been required.

Under each of the above transactions for the captive reinsurance subsidiaries, because valid rights of set-off exist, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis.

In December 2014, a captive reinsurance subsidiary entered into a financing facility with an unaffiliated financial institution, pursuant to which the captive issued and sold $3.0 billion in principal amount of surplus notes in return for an equal principal amount of credit linked notes issued by two special-purpose affiliates. One of the special-purpose affiliates, that is wholly-owned by Prudential Financial, also issued and sold to the unaffiliated financial institution $1.7 billion in principal amount of senior notes in exchange for cash. The maximum term of the financing is twenty years. The captive intends to hold the credit linked notes as assets supporting reserves required to be held by the Company’s domestic insurance subsidiaries under Regulation XXX in connection with the reinsurance through the captive of term life insurance policies. This financing facility replaced the $3.0 billion facility for this captive initially entered into in 2006. The captive can redeem the credit linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting the captive. The unaffiliated financial institution has agreed to fund any such payment under a portion of the credit linked notes in an aggregate amount of up to $1.0 billion, in return for the receipt of fees. The remaining obligations of the special-purpose affiliates to make such payments are supported by collateral held by those affiliates. Prudential Financial has agreed to make capital contributions to the captive and to the special-purpose affiliates to reimburse them for investment losses in excess of specified amounts. Prudential Financial has also agreed to reimburse the unaffiliated financial institution for any payments under the credit-linked notes funded by it and for any payments due but otherwise unpaid under the senior notes issued by the special-purpose affiliates. Since valid rights of set-off exist for $1.0 billion of these notes, interest and principal payments on the surplus notes and on the credit-linked notes are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis.

Other Captive reinsurance subsidiaries have outstanding $500 million of floating-rate surplus notes that were issued in 2007 with unaffiliated institutions to finance reserves required under Guideline AXXX. Prudential Financial has agreed to maintain the capital of these subsidiaries at or above a prescribed minimum level and has entered into arrangements (which are accounted for as derivative instruments) that require it to make certain payments in the event of deterioration in the value of these surplus notes. As of December 31, 2014 and 2013, there were no collateral postings made under these derivative instruments.

As of December 31, 2014, captive reinsurance subsidiaries had a total outstanding $5,753 million of fixed-rate surplus notes to affiliates and $1,700 million of floating-rate surplus notes to affiliates which finance reserves required under Regulation XXX and Guideline AXXX.

The surplus notes for the captive reinsurance subsidiaries described above are subordinated to policyholder obligations, and the payment of principal on the surplus notes may only be made with prior approval of the Arizona Department of Insurance. The payment of interest on the surplus notes has been approved by the Arizona Department of Insurance, subject to its ability to withdraw that approval.

On February 18, 2015, Prudential Legacy Insurance Company of New Jersey (“PLIC”) entered into a twenty-year financing facility with certain unaffiliated financial institutions and Essex, LLC, a special-purpose company affiliate (“LLC”), pursuant to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to LLC up to $4.0 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit linked notes issued by LLC. Upon issuance, PLIC would hold any credit linked notes as assets to finance future statutory surplus needs within PLIC. See Note 23 to the Company’s Consolidated Financial Statements for additional information.

Other

Asset-backed notes. On March 30, 2012, Prudential Insurance sold, in a Rule 144A private placement, $1.0 billion of 2.997% asset-backed notes with a final maturity of September 30, 2015. As of December 31, 2014, the outstanding balance of these notes was $750 million due to scheduled repayments. The notes are secured by the assets of a trust, consisting of approximately $2.8 billion aggregate principal balance of residential mortgage-backed securities deposited into the trust by Prudential Insurance. Payments of interest and principal on the notes will be made only to the extent of funds available to the trust in accordance with a priority of payments set forth in the indenture governing the notes. Prudential Financial guaranteed to the holders of the notes the timely payment of all principal and interest due on the notes and any “make-whole payments” that may become due as a result of the payment of principal on the notes prior to the scheduled payment date.

Funding Agreement Notes Issuance Program. The Company maintains a Funding Agreement Notes Issuance Program in which a statutory trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance. These obligations are included in “Policyholders’ account balances” and not included in the foregoing table. See Notes 5 and 10 for further discussion of these obligations.

Mortgage debt. As of December 31, 2014, the Company’s insurance subsidiaries had mortgage debt of $502 million that has recourse only to real estate property held for investment by those subsidiaries. This represents an increase of $306 million from December 31, 2013, due to new borrowings in 2014.

Interest Expense

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was increased by $3.2 million and $1 million, for the years ended December 31, 2014 and 2013, respectively and there was no material effect on interest expense for the year ended December 31, 2012. See Note 21 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $702 million, $578 million and $488 million, for the years ended December 31, 2014, 2013 and 2012, respectively. Interest expense related to affiliated debt was $387 million, $358 million and $282 million for the years ended December 31, 2014, 2013 and 2012, respectively. “Due to parent and affiliates” included $51 million and $55 million associated with the affiliated long-term interest payable at December 31, 2014 and 2013, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

15. EQUITY

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America

	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance, December 31, 2011	$80	$4,042	$(1,504)	$2,618
Change in other comprehensive income before reclassifications	6	1,815	(780)	1,041
Amounts reclassified from AOCI	0	(282)	95	(187)
Income tax benefit (expense)	(1)	(496)	237	(260)

Balance, December 31, 2012	85	5,079	(1,952)	3,212
Change in other comprehensive income before reclassifications	3	(6,187)	729	(5,455)
Amounts reclassified from AOCI	4	549	117	670
Income tax benefit (expense)	(3)	1,974	(300)	1,671

Balance, December 31, 2013	89	1,415	(1,406)	98
Change in other comprehensive income before reclassifications	(52)	6,461	(1,071)	5,338
Amounts reclassified from AOCI	0	(1,194)	84	(1,110)
Income tax benefit (expense)	14	(1,878)	350	(1,514)

Balance, December 31, 2014	$51	$4,804	$(2,043)	$2,812

(1) Includes cash flow hedges of $208 million, ($379) million, and ($168) million as of December 31, 2014, 2013 and 2012, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,		Affected line item in Consolidated Statements of Operations
	2014	2013

	(in millions)
Amounts reclassified from AOCI(1)(2):

Foreign currency translation adjustment:
Foreign currency translation adjustment	$0	$(4)	Other income

Total foreign currency translation adjustment	0	(4)
Net unrealized investment gains (losses):
Cash flow hedges - Interest Rate	(3)	(1)	(3)
Cash flow hedges - Currency/Interest rate	158	(45)	(3)
Net unrealized investment gains (losses) on available-for-sale securities	1,039	(569)
Net unrealized investment gains (losses) - all other	0	66

Total net unrealized investment gains (losses)	1,194	(549)	(4)
Amortization of defined benefit items:
Prior service cost	13	14	(5)
Actuarial gain (loss)	(97)	(131)	(5)

Total amortization of defined benefit items	(84)	(117)

Total reclassifications for the period	$1,110	$(670)

(1)	All amounts are shown before tax.
(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)	See Note 21 for additional information on cash flow hedges.
(4)

See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ dividends.

(5)	See Note 17 for information on employee benefit plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Value of Business Acquired	Future Policy Benefits and Policyholders’ Account Balances	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in millions)
Balance, December 31, 2011	$(970)	$4	$13	$466	$164	$(323)
Net investment gains (losses) on investments arising during the period	504				(176)	328
Reclassification adjustment for (gains) losses included in net income	310				(109)	201
Reclassification adjustment for OTTI losses excluded from net income(1)	(89)				31	(58)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(5)			2	(3)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(10)		4	(6)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(327)	114	(213)

Balance, December 31, 2012	$(245)	$(1)	$3	$139	$30	$(74)
Net investment gains (losses) on investments arising during the period	183				(64)	119
Reclassification adjustment for (gains) losses included in net income	115				(40)	75

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reclassification adjustment for OTTI losses excluded from net income(1)	(7)				2	(5)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(5)			2	(3)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			1		0	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(75)	26	(49)

Balance, December 31, 2013	$46	$(6)	$4	$64	$(44)	$64
Net investment gains (losses) on investments arising during the period	152				(53)	99
Reclassification adjustment for (gains) losses included in net income	(3)				1	(2)
Reclassification adjustment for OTTI losses excluded from net income(1)	58				(20)	38
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		0			0	0
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			(2)		1	(1)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(96)	34	(62)

Balance, December 31, 2014	$253	$(6)	$2	$(32)	$(81)	$136

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Value of Business Acquired	Future Policy Benefits and Policyholders’ Account Balances	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in millions)
Balance, December 31, 2011	$12,694	$(554)	$(1,336)	$(4,313)	$(2,126)	$4,365
Net investment gains (losses) on investments arising during the period	2,926				(984)	1,942
Reclassification adjustment for (gains) losses included in net income	(592)				207	(385)
Reclassification adjustment for OTTI losses excluded from net income(2)	89				(31)	58
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(87)			30	(57)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			117		(41)	76
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(1,304)	456	(848)

Balance, December 31, 2012	$15,117	$(641)	$(1,219)	$(5,617)	$(2,489)	$5,151
Net investment gains (losses) on investments arising during the period	(9,207)				3,224	(5,983)
Reclassification adjustment for (gains) losses included in net income	434				(152)	282
Reclassification adjustment for OTTI losses excluded from net income(2)	7				(2)	5
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		456			(160)	296
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances			533		(187)	346
Impact of net unrealized investment (gains) losses on policyholders’ dividends				1,929	(675)	1,254

Balance, December 31, 2013	$6,351	$(185)	$(686)	$(3,688)	$(441)	$1,351
Net investment gains (losses) on investments arising during the period	8,553				(3,028)	5,525
Reclassification adjustment for (gains) losses included in net income	(1,191)				417	(774)
Reclassification adjustment for OTTI losses excluded from net income(2)	(58)				20	(38)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and value of business acquired		(422)			148	(274)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’account balances			(392)		137	(255)
Impact of net unrealized investment (gains) losses on policyholders’dividends				(1,334)	467	(867)

Balance, December 31, 2014	$13,655	$(607)	$(1,078)	$(5,022)	$(2,280)	$4,668

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less cumulative unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2014, Prudential Insurance’s unassigned surplus was $7,396 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $3,071 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (“NJDOBI”) of its intent to pay any such dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($10,331 million as of December 31, 2014) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve-month period ending on the preceding December 31, ($731 million for the year ended December 31, 2014), the dividend is considered to be an “extraordinary dividend” and requires the prior approval of NJDOBI. Under New Jersey insurance law, Prudential Insurance is permitted to pay a dividend of $1,033 million after December 12, 2015 without prior approval of NJDOBI.

The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s. In addition, although prior regulatory approval may not be required by law for the payment of dividends up to the limitations described above, in practice, the Company would typically discuss any dividend payments with the applicable regulatory authority prior to payment. Additionally, the payment of dividends by Prudential Insurance and its subsidiaries is subject to declaration by their Board of Directors and may be affected by market conditions and other factors.

Statutory Net Income, Capital and Surplus

Prudential Insurance and its insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. For the years ended December 31, 2014 and 2013, these subsidiaries did not utilize prescribed or permitted practices that varied materially from the statutory accounting practices prescribed by the NAIC. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $901 million, $1,358 million and $1,382 million for the years ended December 31, 2014, 2013 and 2012, respectively. Statutory capital and surplus of Prudential Insurance amounted to $10,331 million and $9,383 million at December 31, 2014 and 2013, respectively.

The Risk-Based Capital (“RBC”) ratio is a primary measure by which the Company and its insurance regulators evaluate the capital adequacy of Prudential Insurance and its insurance subsidiaries. The RBC ratio for Prudential Insurance includes both the Financial Services Businesses and Closed Block Business. RBC is determined by NAIC-prescribed formulas that consider, among other things, risks related to the type and quality of the invested assets, insurance-related risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. If Total Adjusted Capital (“TAC”), as calculated in a manner prescribed by the NAIC, falls below the Company Action Level RBC, corrective action is required. As of December 31, 2014, Prudential Insurance had TAC levels in excess of 4.0 times the regulatory required minimums that would require corrective action.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

16. STOCK-BASED COMPENSATION

In 2014 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in its financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2014, 2013 and 2012, include allocated costs of $8 million, $13 million and $14 million, respectively, associated with employee stock options and $53 million, $53 million, and $39 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain affiliates. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain affiliates), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company updated its mortality assumption as of December 31, 2014 with respect to its measure of its domestic pension and postretirement obligations as a result of a review of plan experience following the Society of Actuaries (“SOA”) final issuance in October 2014 of a study of rates of mortality and expected future improvement in mortality rates for U.S. participants. The foreign plans use the most current published mortality tables related to the foreign location.

The Company’s evaluation resulted in an increase in its domestic obligations for pensions and postretirement of $452 million or 4.9% and $124 million or 6.3%, respectively. The offset to these benefit obligation increases was recorded in Accumulated Other Comprehensive Income as of December 31, 2014. The mortality assumption update will result in an increase in future benefit cost in 2015 of $76 million and $15 million for the pension and postretirement plans, respectively. The 2015 cost increases include additional amortization of actuarial losses for pension and postretirement of $51 million and $9 million, respectively.

As a result of this mortality assumption change, future benefit payments are expected to increase and, based upon the specific funding method for a given benefit plan, will be sourced primarily from existing plan assets or via employer contributions. The increases in the undiscounted expected cash outflows underlying the domestic benefit obligations are distributed whereby 8% occurs in the next ten years from December 31, 2014, 23% in the next ten year band and 69% in the remaining future years.

The domestic obligations will increase further if actual mortality improvements are better than the assumption used. A 25% increase in the improvement scale would increase the domestic obligations by approximately $115 million at December 31, 2014.

On December 6, 2013, the Company transferred $340 million of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical and life benefits. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2014 and 2013 is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2014	2013	2014	2013

	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(9,416)	(10,296)	$(2,078)	(2,347)
Acquisition/divestiture	72	0	-	(3)
Service cost	(163)	(155)	(16)	(15)
Interest cost	(460)	(413)	(95)	(88)
Plan participants’ contributions	0	0	(29)	(28)
Medicare Part D subsidy receipts	0	0	(8)	(12)
Amendments	0	(2)	0	0
Annuity purchase	0	1	0	0
Actuarial gains/(losses), net	(1,724)	876	(162)	214
Settlements	9	0	0	0
Curtailments	0	0	0	0
Special termination benefits	(4)	(2)	0	0
Benefits paid	548	580	183	200
Foreign currency changes and other	16	(5)	2	1

Benefit obligation at end of period	$(11,122)	$(9,416)	$(2,203)	$(2,078)

Change in plan assets
Fair value of plan assets at beginning of period	$11,782	$12,352	$1,745	$1,329
Actual return on plan assets	1,502	249	120	244
Annuity purchase	0	(1)	0	0
Employer contributions	71	95	6	18
Plan participants’ contributions	0	0	29	28
Disbursement for settlements	(9)	0	0	0
Benefits paid	(548)	(580)	(183)	(200)
Foreign currency changes and other	(22)	7	0	(14)
Effect of Section 420 transfer	0	(340)	0	340

Fair value of plan assets at end of period	$12,776	$11,782	$1,717	$1,745

Funded status at end of period	$1,654	$2,366	$(486)	$(333)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$2,823	$3,353	$0	$0
Accrued benefit liability	(1,169)	(987)	(486)	(333)

Net amount recognized	$1,654	$2,366	$(486)	$(333)

Items recorded in “Accumulated other comprehensive income“not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$0	$0	$0	$0
Prior service cost	(9)	(12)	(8)	(19)
Net actuarial loss	2,649	1,806	586	456

Net amount not recognized	$2,640	$1,794	$578	$437

Accumulated benefit obligation	$(10,565)	$(8,933)	$(2,203)	$(2,078)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($1,138 million and $892 million benefit obligation at December 31, 2014 and 2013, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust in 2014 and 2013. As of December 31, 2014 and 2013, the assets in these trusts had a carrying value of $656 million and $561 million, respectively.

In 2013, the Company maintained a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($73 million benefit obligation at December 31, 2013), as well as certain cash-based deferred compensation arrangements. As of December 31, 2013, the assets in the trust had a carrying value of $116 million. In 2014, the separate rabbi trust and related liabilities were transferred to another company as a result of a sale as of October 1, 2014.

Pension benefits for foreign plans comprised 2% and 3% of the ending benefit obligation for 2014 and 2013, respectively. Foreign pension plans comprised 3% of the ending fair value of plan assets for both 2014 and 2013. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2014	2013
	(in millions)

Projected benefit obligation	$1,170	$987
Fair value of plan assets	1	0

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2014	2013
	(in millions)

Accumulated benefit obligation	$980	$839
Fair value of plan assets	0	0

There were no purchases of annuity contracts in 2014 from Prudential Insurance. In 2013 the pension plans purchased annuity contracts from Prudential Insurance for $1 million. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $21 million as of both December 31, 2014 and 2013.

Components of Net Periodic Benefit Cost

The Company uses market related value to determine components of net periodic (benefit) cost. Market related value recognizes certain changes in fair value of plan assets over a period of five years. Changes in the fair value of U.S Equities, International Equities, Real Estate and Other Assets are recognized over a five year period. However, the fair value for Fixed Maturity assets (including short term investments) are recognized immediately for the purposes of market related value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2014	2013	2012	2014	2013	2012
	(in millions)
Service cost	$163	$155	$157	$16	$15	$13
Interest cost	460	413	443	95	88	100
Expected return on plan assets	(709)	(766)	(806)	(116)	(87)	(88)
Amortization of transition obligation	0	0	0	0	0	0
Amortization of prior service cost	(2)	(2)	22	(11)	(11)	(12)
Amortization of actuarial (gain) loss, net	72	76	30	25	55	55
Settlements	4	0	0	0	0	0
Special termination benefits(1)	4	2	2	0	0	0

Net periodic (benefit) cost	$(8)	$(122)	$(152)	$9	$60	$68

(1)	Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income (loss)” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2011	$0	$59	$1,521	$0	$(42)	$852
Amortization for the period	0	(22)	(30)	0	12	(55)
Deferrals for the period	0	(53)	756	0	0	74
Impact of foreign currency changes and other	0	0	(3)	0	0	6

Balance, December 31, 2012	$0	(16)	2,244	$0	(30)	877

Amortization for the period	0	2	(76)	0	11	(55)
Deferrals for the period	0	2	(359)	0	0	(371)
Impact of foreign currency changes and other	0	0	(3)	0	0	5

Balance, December 31, 2013	$0	$(12)	$1,806	$0	$(19)	$456

Amortization for the period	0	2	(72)	0	11	(25)
Deferrals for the period	0	0	931	0	0	158
Impact of foreign currency changes and other	0	1	(16)	0	0	(3)

Balance, December 31, 2014	$0	$(9)	$2,649	$0	$(8)	$586

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts included in “Accumulated other comprehensive income (loss)” expected to be recognized as components of net periodic (benefit) cost in 2015 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$0	$0
Amortization of prior service cost	(2)	(5)
Amortization of actuarial (gain) loss, net	154	38

Total	$152	$33

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2014	2013	2012	2014	2013	2012
Weighted-average assumptions
Discount rate (beginning of period)	4.95%	4.05%	4.85%	4.75%	3.85%	4.60%
Discount rate (end of period)	4.10%	4.95%	4.05%	3.95%	4.75%	3.85%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	6.25%	6.25%	6.75%	7.00%	7.00%	7.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-7.08%	5.00-7.50%	5.00-7.50%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-6.66%	5.00-7.08%	5.00-7.50%
For 2014, 2013 and 2012, the ultimate health care cost trend rate after gradual decrease until: 2019, 2019, 2017 (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2014, 2013 and 2012, the ultimate health care cost trend rate after gradual decrease until: 2019, 2019, 2019 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2014 and December 31, 2013 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The December 31, 2014 portfolio is selected from a compilation of approximately 740 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2014 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2014. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2015. The expected rate of return for 2015 is 6.25% and 7.00% for pension and postretirement, respectively.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$7
Increase in postretirement benefit obligation	147

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	118

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short term investments in the portfolio. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plan risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps and futures are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2014 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	2%	15%	47%	61%
International Equities	2%	16%	2%	10%
Fixed Maturities	52%	69%	1%	38%
Short-term Investments	0%	15%	0%	44%
Real Estate	2%	15%	0%	0%
Other	0%	15%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2014 and December 31, 2013 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2014
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$881	$0	$881
Common/collective trusts(1)	0	87	0	87

Sub-total				968

International Equities:
Pooled separate accounts(2)	0	323	0	323
Common/collective trusts(3)	0	201	0	201
United Kingdom insurance pooled funds(4)	0	45	0	45

Sub-total				569

Fixed Maturities:
Pooled separate accounts(5)	0	1,162	35	1,197
Common/collective trusts(6)	0	271	0	271
U.S. government securities (federal):
Mortgage backed	0	1	0	1
Other U.S. government securities	0	852	0	852
U.S. government securities (state & other)	0	694	0	694
Non-U.S. government securities	0	12	0	12
United Kingdom insurance pooled funds(7)	0	320	0	320
Corporate Debt:
Corporate bonds(8)	0	4,550	14	4,564
Asset backed	0	25	0	25
Collateralized Mortgage Obligations(9)	0	112	0	112
Interest rate swaps (Notional amount: $1,536)	0	(1)	0	(1)
Other(10)	712	4	73	789
Unrealized gain (loss) on investment of securities lending collateral(11)	0	(37)	0	(37)

Sub-total				8,799

Short-term Investments:
Pooled separate accounts	0	39	0	39
United Kingdom insurance pooled funds	0	1	0	1

Sub-total				40

Real Estate:
Pooled separate accounts(12)	0	0	465	465
Partnerships	0	0	336	336

Sub-total				801

Other:
Partnerships	0	0	455	455
Hedge funds	0	0	1,144	1,144

Sub-total				1,599

Total	$712	$9,542	$2,522	$12,776

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts(1)	$0	$1,170	$0	$1,170
Common/collective trusts(1)	0	81	0	81

Sub-total				1,251

International Equities:
Pooled separate accounts(2)	0	349	0	349
Common/collective trusts(3)	0	40	0	40
United Kingdom insurance pooled funds(4)	0	50	0	50

Sub-total				439

Fixed Maturities:
Pooled separate accounts(5)	0	1,085	32	1,117
Common/collective trusts(6)	0	255	0	255
U.S. government securities (federal):
Mortgage backed	0	2	0	2
Other U.S. government securities	0	1,005	0	1,005
U.S. government securities (state & other)	0	636	0	636
Non-U.S. government securities	0	9	0	9
United Kingdom insurance pooled funds(7)	0	266	0	266
Corporate Debt:
Corporate bonds(8)	0	3,660	16	3,676
Asset backed	0	24	0	24
Collateralized Mortgage Obligations(9)	0	137	0	137
Interest rate swaps (Notional amount: $623)	0	(3)	0	(3)
Other(10)	717	0	66	783
Unrealized gain (loss) on investment of securities lending collateral(13)	0	(39)	0	(39)

Sub-total				7,868

Short-term Investments:
Pooled separate accounts	0	78	0	78
United Kingdom insurance pooled funds	0	1	0	1

Sub-total				79

Real Estate:
Pooled separate accounts(12)	0	0	356	356
Partnerships	0	0	320	320

Sub-total				676

Other:
Partnerships	0	0	374	374
Hedge funds	0	0	1,095	1,095

Sub-total				1,469

Total	$717	$8,806	$2,259	$11,782

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in a large cap international equity fund whose objective is to track an index.
(3)

This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes. For 2014, this category also includes a global equity fund, primarily focused on new market leaders with sustainable competitive advantage.

(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)

The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $717 million and the liability for securities lending collateral is $754 million.

(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)	The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $701 million and the liability for securities lending collateral is $740 million.

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2014
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$32	$16	$66	$356
Actual Return on Assets:
Relating to assets still held at the reporting date	3	0	0	49
Relating to assets sold during the period	0	0	0	5
Purchases, sales and settlements	0	(2)	7	55
Transfers in and /or out of Level 3	0	0	0	0

Fair Value, end of period	$35	$14	$73	$465

		Year Ended December 31, 2014
		Real Estate - Partnerships	Other - Partnerships	Other - Hedge Fund
		(in millions)
Fair Value, beginning of period		$320	$374	$1,095
Actual Return on Assets:
Relating to assets still held at the reporting date		6	53	49
Relating to assets sold during the period		0	0	0
Purchases, sales and settlements		10	28	0
Transfers in and /or out of Level 3		0	0	0

Fair Value, end of period		$336	$455	$1,144

	Year Ended December 31, 2013
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$32	$12	$58	$322
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0	46
Relating to assets sold during the period	0	0	0	0
Purchases, sales and settlements	0	4	8	(12)
Transfers in and /or out of Level 3	0	0	0	0

Fair Value, end of period	$32	$16	$66	$356

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2013
	Real Estate - Partnerships	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$185	$598	$707
Actual Return on Assets:
Relating to assets still held at the reporting date	35	48	106
Relating to assets sold during the period	0	0	4
Purchases, sales and settlements	100	7	(1)
Transfers in and /or out of Level 3(1)	0	(279)	279

Fair Value, end of period	$320	$374	$1,095

(1)	The transfers in and out of Level 3 represent a reclassification of certain fund assets from Partnership to Hedge Funds.

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2014
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$698	$0	$698
Common trusts(2)	0	155	0	155
Equities	124	0	0	124

Sub-total				977

International Equities:
Variable Life Insurance Policies(3)	0	61	0	61
Common trusts(4)	0	22	0	22

Sub-total				83

Fixed Maturities:
Common trusts(5)	0	31	0	31
U.S. government securities (federal):
Mortgage Backed	0	5	0	5
Other U.S. government securities	0	116	0	116
U.S. government securities (state & other)	0	3	0	3
Non-U.S. government securities	0	7	0	7
Corporate Debt:
Corporate bonds(6)	0	254	1	255
Asset Backed	0	76	1	77
Collateralized Mortgage Obligations(7)	0	39	0	39
Interest rate swaps (Notional amount: $1,024)	0	(8)	0	(8)
Other(8)	57	0	(5)	52
Unrealized gain (loss) on investment of securities lending collateral(9)	0	0	0	0

Sub-total				577

Short-term Investments:
Variable Life Insurance Policies Pooled separate accounts	0	0	0	0
Registered investment companies	80	0	0	80

Sub-total				80

Total	$261	$1,459	$(3)	$1,717

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies(1)	$0	$634	$0	$634
Common trusts(2)	0	136	0	136
Equities	110	0	0	110

Sub-total				880

International Equities:
Variable Life Insurance Policies(3)	0	64	0	64
Common trusts(4)	0	23	0	23

Sub-total				87

Fixed Maturities:
Common trusts(5)	0	29	0	29
U.S. government securities (federal):
Mortgage Backed	0	7	0	7
Other U.S. government securities	0	289	0	289
U.S. government securities (state & other)	0	3	0	3
Non-U.S. government securities	0	4	0	4
Corporate Debt:
Corporate bonds(6)	0	235	1	236
Asset Backed	0	56	5	61
Collateralized Mortgage Obligations(7)	0	35	0	35
Interest rate swaps (Notional amount: $861)	0	(7)	0	(7)
Other(8)	74	0	(6)	68
Unrealized gain (loss) on investment of securities lending collateral(10)	0	0	0	0

Sub-total				725

Short-term Investments:
Variable Life Insurance Policies Pooled separate accounts	0	0	0	0
Registered investment companies	53	0	0	53
Sub-total				53

Total	$237	$1,508	$0	$1,745

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)

In 2014, the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $10 million and the liability for securities lending collateral is $10 million.

(10)

In 2013, the contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $16 million and the liability for securities lending collateral is $16 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2014
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - Asset Backed	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$5	$(6)
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	0	1	1
Transfers in and /or out of Level 3(1)	0	(5)	0

Fair Value, end of period	$1	$1	$(5)

(1)	The transfers from Level 3 to Level 2 are due to the availability of external pricing sources.

	Year Ended December 31, 2013
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - Asset Backed	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$2	$0	$(4)
Actual Return on Assets:
Relating to assets still held at the reporting date	0	0	0
Relating to assets sold during the period	0	0	0
Purchases, sales and settlements	(1)	5	(2)
Transfers in and /or out of Level 3	0	0	0

Fair Value, end of period	$1	$5	$(6)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2014	2013	2014	2013
Asset Category
U.S. Equities	8%	11%	57%	50%
International Equities	4	4	5	5
Fixed Maturities	69	66	34	39
Short-term Investments	0	1	4	6
Real Estate	6	6	0	0
Other	13	12	0	0

Total	100%	100%	100%	100%

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts

	(in millions)
2015	$570	$172	$13
2016	590	174	14
2017	614	176	15
2018	629	176	15
2019	649	176	15
2020-2024	3,552	866	83

Total	$6,604	$1,740	$155

The Company anticipates that it will make cash contributions in 2015 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2014 and 2013 was $55 million and $68 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $60 million, $57 million and $54 million for the years ended December 31, 2014, 2013 and 2012, respectively.

18. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31 were as follows:

	2014	2013	2012

	(in millions)
Current tax expense (benefit)
U.S.	$447	$(596)	$598
State and local	0	(7)	13

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Foreign	8	26	11

Total	455	(577)	622

Deferred tax expense (benefit)
U.S.	886	700	(553)
State and local	0	3	0
Foreign	1	0	3

Total	887	703	(550)

Total income tax expense on continuing operations before equity in earnings of operating joint ventures	$1,342	$126	$72
Income tax expense on equity in earnings of operating joint ventures	0	23	22
Income tax expense (benefit) on discontinued operations	4	(2)	(1)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	1,514	(1,671)	260
Additional paid-in capital	(1)	(14)	(19)
Stock-based compensation programs	(11)	(12)	(22)

Total income taxes	$2,848	$(1,550)	$312

In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits (“Hedging IDD”). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company will apply this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2009. As a result of applying such accounting method in 2014 the Company’s U.S. current tax benefit includes an additional tax expense of $40 million and a corresponding increase of deferred tax assets.

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2014	2013	2012
	(in millions)
Expected federal income tax expense	$1,743	$544	$358
Non-taxable investment income	(296)	(266)	(228)
Low income housing and other tax credits	(111)	(91)	(66)
Medicare Part D	3	(43)	(1)
Other	3	(18)	9

Total income tax expense on continuing operations before equity in earnings of operating joint ventures	$1,342	$126	$72

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2013 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. These activities had no impact on the Company’s 2012, 2013 or 2014 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

The Medicare Part D subsidy provided by the government is not subject to tax. However, the amount a company can otherwise deduct for retiree health care expenses must be reduced by the amount of the Medicare Part D subsidy received and not taxed in that year, effectively making the subsidy taxable. During 2013, the Company transferred $340 million of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical and life benefits. As a result, the Company reduced the projected amount of retiree health care payments that would not be deductible related to future receipts by the Company of the Medicare Part D subsidy and recognized a $43 million tax benefit in “Income from continuing operations before equity in earnings of operating joint ventures.”

Deferred tax assets and liabilities at December 31 resulted from the items listed in the following table:

	2014	2013
	(in millions)
Deferred tax assets
Policyholders’ dividends	$2,555	$1,812
Insurance reserves	2,053	2,588
Employee benefits	69	0
Other	81	169

Deferred tax assets before valuation allowance	4,758	4,569
Valuation allowance	(5)	(7)

Deferred tax assets after valuation allowance	4,753	4,562

Deferred tax liabilities
Net unrealized investment gains	4,651	2,193
Deferred policy acquisition costs	2,255	2,243
Investments	1,854	1,289
Value of business acquired	433	559
Deferred annuity bonus	297	351
Employee benefits	0	223

Deferred tax liabilities	9,490	6,858

Net deferred tax liability	$(4,737)	$(2,296)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

A valuation allowance has been recorded related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable and the amount of deferred tax asset actually realized during the year. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31 as follows:

	2014	2013
	(in millions)
Valuation allowance related to state and local deferred tax assets	$0	$0
Valuation allowance related to foreign operations deferred tax assets	$5	$7

The following table sets forth the federal and state operating, capital loss and tax credit carryforwards for tax purposes, at December 31:

	2014	2013
	(in millions)
Federal net operating and capital loss carryforwards	$0	$0
State net operating and capital loss carryforwards(1)	$5	$5
General business credits(2)	$126	$0

(1)	Expires between 2029 and 2030.
(2)	Expires between 2031 and 2034.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2014, 2013, and 2012 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2014	2013	2012
	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$82	$64	$57

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2014	2013	2012
	(in millions)
Balance at January 1,	$8	$10	$69
Increases in unrecognized tax benefits-prior years	0	0	2
(Decreases) in unrecognized tax benefits-prior years	0	(2)	(1)
Increases in unrecognized tax benefits-current year	0	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	(2)	0	(60)

Balance at December 31,	$6	$8	$10

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$6	$8	$10

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31 are as follows:

	2014	2013	2012
	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$4	$1	$0

		2014	2013
		(in millions)
Interest and penalties recognized in liabilities in the consolidated statements of financial position		$4	$0

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2014:

Major Tax Jurisdiction	Open Tax Years
United States	2007 - 2014

For tax years 2007 through 2015, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed.

19. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement—Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that trade on an active exchange market.

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, embedded derivatives resulting from certain products with guaranteed benefits, and certain due from/due to parent and affiliates.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level—The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2014
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$12,768	$0	$0	$12,768
Obligations of U.S. states and their political subdivisions	0	5,875	6	0	5,881
Foreign government bonds	0	2,305	2	0	2,307
Corporate securities	0	115,062	859	0	115,921
Asset-backed securities	0	6,811	3,568	0	10,379
Commercial mortgage-backed securities	0	13,121	1	0	13,122
Residential mortgage-backed securities	0	4,205	6	0	4,211

Subtotal	0	160,147	4,442	0	164,589
Trading account assets:(2)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	258	0	0	258
Obligations of U.S. states and their political subdivisions	0	199	0	0	199
Foreign government bonds	0	148	21	0	169
Corporate securities	0	13,065	89	0	13,154
Asset-backed securities	0	823	387	0	1,210
Commercial mortgage-backed securities	0	2,546	0	0	2,546
Residential mortgage-backed securities	0	1,675	2	0	1,677
Equity securities	44	0	207	0	251
All other(3)	168	20,052	0	(16,544)	3,676

Subtotal	212	38,766	706	(16,544)	23,140
Equity securities, available-for-sale	3,999	2,235	91	0	6,325
Commercial mortgage and other loans	0	0	0	0	0
Other long-term investments	9	3	1,093	(2)	1,103
Short-term investments	3,887	1,166	0	0	5,053
Cash equivalents	1,394	1,415	0	0	2,809
Other assets	4	96	0	0	100
Due from parent and affiliates	0	2,827	5,128	0	7,955

Subtotal excluding separate account assets	9,505	206,655	11,460	(16,546)	211,074
Separate account assets(4)	45,845	180,258	24,126	0	250,229

Total assets	$55,350	$386,913	$35,586	$(16,546)	$461,303

Future policy benefits(5)	0	0	5,077	0	5,077
Other liabilities	3	6,874	3	(6,661)	219
Due to parent and affiliates	5	11,464	0	(8,532)	2,937

Total liabilities	$8	$18,338	$5,080	$(15,193)	$8,233

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$9,328	$0	$0	$9,328
Obligations of U.S. states and their political subdivisions	0	3,145	0	0	3,145
Foreign government bonds	0	1,671	1	0	1,672
Corporate securities	0	112,746	564	0	113,310
Asset-backed securities	0	6,902	2,948	0	9,850
Commercial mortgage-backed securities	0	12,901	111	0	13,012
Residential mortgage-backed securities	0	4,694	8	0	4,702

Subtotal	0	151,387	3,632	0	155,019
Trading account assets:(2)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	0	141	0	0	141
Obligations of U.S. states and their political subdivisions	0	190	0	0	190
Foreign government bonds	0	117	0	0	117
Corporate securities	0	12,898	83	0	12,981
Asset-backed securities	0	742	385	0	1,127
Commercial mortgage-backed securities	0	2,441	0	0	2,441
Residential mortgage-backed securities	0	1,828	2	0	1,830
Equity securities	37	0	216	0	253
All other(3)	550	15,981	0	(13,768)	2,763

Subtotal	587	34,338	686	(13,768)	21,843
Equity securities, available-for-sale	4,228	2,104	89	0	6,421
Commercial mortgage and other loans	0	0	0	0	0
Other long-term investments	7	39	880	0	926
Short-term investments	5,010	757	1	0	5,768
Cash equivalents	768	1,148	6	0	1,922
Other assets	3	202	0	0	205
Due from parent and affiliates	0	550	379	0	929

Subtotal excluding separate account assets	10,603	190,525	5,673	(13,768)	193,033
Separate account assets(4)	46,079	168,402	22,550	0	237,031

Total assets	$56,682	$358,927	$28,223	$(13,768)	$430,064

Future policy benefits(5)	0	0	(326)	0	(326)
Other liabilities	0	9,336	5	(7,257)	2,084
Due to parent and affiliates	0	8,310	423	(6,548)	2,185

Total liabilities	$0	$17,646	$102	$(13,805)	$3,943

(1)	“Netting” amounts represent cash collateral of $1.4 billion and ($37) million as of December 31, 2014 and December 31, 2013, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.
(2)	Includes “Trading account assets supporting insurance liabilities” and “Other trading account assets”.
(3)	Level 1 represents cash equivalents and short term investments. All other amounts primarily represent derivative assets.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.
(5)	For the year ended December 31, 2014, the net embedded derivative liability position of $5.1 billion includes $0.6 billion of embedded derivatives in an asset position and $5.6 billion of embedded derivatives in a liability position. For the year ended December 31, 2013, the net embedded derivative asset position of $0.3 billion includes $1.2 billion of embedded derivatives in an asset position and $0.9 billion of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Fixed Maturity Securities— The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2014 and 2013, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets—Trading account assets consist primarily of fixed maturity securities, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities—Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments— Other long-term investments include limited partnerships which are consolidated because the Company is either deemed to exercise control or considered the primary beneficiary of a variable interest entity. These entities are considered investment companies and follow specialized industry accounting whereby their assets are carried at fair value. The investments held by these entities include various feeder fund investments in underlying master funds (whose

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

underlying holdings generally include public fixed maturities, equity securities and mutual funds), as well as wholly-owned real estate held within other investment funds. The fair value is determined by reference to the underlying direct investments, with publicly traded equity securities based on quoted prices in active markets reflected in Level 1, and public fixed maturities and mutual funds priced via quotes from pricing services or observable data reflected in Level 2. The fair value of investments in funds that are subject to significant liquidity restrictions are reflected in Level 3.

The fair value of real estate held in consolidated investment funds is determined through an independent appraisal process. The appraisals generally utilize a discounted cash flow model, supplemented with replacement cost estimates and comparable recent sales data when available. These appraisals and the related assumptions are updated at least annually. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the valuation, the real estate investments within other long-term investments have been reflected within Level 3 in the fair value hierarchy.

The fair value of fund investments, where the fair value option has been elected, is primarily determined by the fund managers and is measured at fair value using net asset value (“NAV”) as a practical expedient. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Derivative Instruments— Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures, Eurodollar futures, commodity futures, Eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include look-back equity options and other structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Cash Equivalents and Short-Term Investments—Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets—Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Other Liabilities—Other liabilities include certain derivative instruments, the fair values of which are determined consistent with similar derivative instruments described above under “Derivative Instruments.”

Due to/from parent and affiliates —Due to/from parent and affiliates consist primarily of reinsurance recoverables/payables, notes receivable and derivative activity. The fair values of notes receivables and derivatives are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments”, respectively.

Reinsurance recoverables/payables carried at fair value include the reinsurance of the living benefit guarantees on certain variable annuities. These reinsurance recoverables/payables are valued in the same manner as the living benefit guarantees as described below in “Future Policy Benefits”.

Future Policy Benefits— The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts offered by the Company, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2— Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the quarter in which the transfers occur. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. The fair value of foreign common stock held in the Company’s Separate Account may reflect differences in market levels between the close of foreign trading markets and the close of U.S. trading markets for the respective day. Dependent on the existence of such a timing difference, the assets may move between Level 1 and Level 2. During the year ended December 31, 2014, $1.1 billion were transferred from Level 1 to Level 2 and $0.1 billion were transferred from Level 2 to Level 1. During the year ended December 31, 2013, $4.0 billion were transferred from both Level 1 to Level 2 and Level 2 to Level 1.

Level 3 Assets and Liabilities by Price Source—The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2014
	Internal(1)	External(2)	Total
	(in millions)
Obligations of U.S. states and their political subdivisions	6	0	6
Foreign government bonds	$0	$23	$23
Corporate securities	586	362	948
Asset-backed securities	143	3,812	3,955
Commercial mortgage-backed securities	1	0	1
Residential mortgage-backed securities	3	5	8
Equity securities	91	207	298
Other long-term investments	4	1,089	1,093
Short-term investments	0	0	0
Cash equivalents	0	0	0
Other assets	0	0	0
Due from parent and affiliates	4,555	573	5,128

Subtotal excluding separate account assets(3)	5,389	6,071	11,460
Separate account assets	23,160	966	24,126

Total assets	$28,549	$7,037	$35,586

Future policy benefits	$5,077	$0	$5,077
Other liabilities	0	3	3
Due to parent and affiliates	0	0	0

Total liabilities	$5,077	$3	$5,080

	As of December 31, 2013
	Internal(1)	External(2)	Total
	(in millions)
Foreign government bonds	0	1	1
Corporate securities	477	170	647
Asset-backed securities	167	3,166	3,333
Commercial mortgage-backed securities	3	108	111
Residential mortgage-backed securities	3	7	10
Equity securities	88	217	305
Other long-term investments	0	880	880
Short-term investments	1	0	1
Cash equivalents	6	0	6
Other assets	0	0	0
Due from parent and affiliates	0	379	379

Subtotal excluding separate account assets(3)	745	4,928	5,673
Separate account assets	21,665	885	22,550

Total assets	$22,410	$5,813	$28,223

Future policy benefits	$(326)	$0	$(326)
Other liabilities	5	0	5
Due to parent and affiliates	423	0	423

Total liabilities	$102	$0	$102

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

(1)

Represents valuations reflecting both internally-derived and market inputs, as well as third party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)

	(in millions)

Assets:
Corporate securities	$586	Discounted cash flow	Discount rate	2.22%	-	15.0%	9.10%	Decrease
		Market comparables	EBITDA multiples(2)	6.1X	-	6.1X	6.1X	Increase
		Liquidation	Liquidation value	22.12%	-	100.0%	82.92%	Increase
Asset-backed securities	$143	Discounted cash flow	Prepayment rate(3)	26.78%	-	28.03%	27.53%	Increase
			Default rate(3)	3.70%	-	6.14%	5.16%	Decrease
			Loss severity(3)	39.77%	-	45.00%	41.88%	Decrease
			Liquidity premium	1.00%	-	2.00%	1.90%	Decrease
			Average life (years)	0.63	-	13.64	5.58	Increase
			Comparable spreads	0.42%	-	38.00%	4.27%	Decrease
			Comparable security yields	0.86%	-	8.86%	8.21%	Decrease
Due from parent affiliates	$4,555	Fair values are primarily determined in the same manner as future policy benefits

Liabilities:
Future policy benefits(4)	$5,077	Discounted cash flow	Lapse rate(5)	0%	-	14%		Decrease
			NPR spread(6)	0.00%	-	1.30%		Decrease
			Utilization rate(7)	63%	-	96%		Increase
			Withdrawal rate(8)	74%	-	100%		Increase
			Mortality rate(9)	0%	-	14%		Decrease
			Equity volatility curve	17%	-	28%		Increase

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)

	(in millions)
Assets:
Corporate securities	$477	Discounted cash flow	Discount rate	6.30%	-	15.00%	10.59%	Decrease
		Market comparables	EBITDA multiples(2)	5.0X	-	7.0X	5.71X	Increase
		Liquidation	Liquidation value	11.61%	-	100.00%	59.17%	Increase
Asset-backed securities	$167	Discounted cash flow	Prepayment rate(3)	15.0%	-	27.41%	18.36%	Increase
			Default rate(3)	2.46%	-	5.11%	2.97%	Decrease
			Loss severity(3)	35.00%	-	45.00%	36.96%	Decrease
			Liquidity premium	1.00%	-	2.00%	1.90%	Decrease
			Average life (years)	0.67	-	14.76	6.18	Increase
			Comparable spreads	0.19%	-	4.12%	1.20%	Decrease
			Comparable security yields	0.61%	-	6.84%	6.25%	Decrease

Liabilities:
Future policy benefits(4)	$(326)	Discounted cash flow	Lapse rate(5)	0%	-	11%		Decrease
			NPR spread(6)	0.08%	-	1.09%		Decrease
			Utilization rate(7)	70%	-	94%		Increase
			Withdrawal rate(8)	86%	-	100%		Increase
			Mortality rate(9)	0%	-	13%		Decrease
			Equity volatility curve	15%	-	28%		Increase
Due to parent and affiliates	$423	Fair values are primarily determined in the same manner as future policy benefits

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)

EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)

In isolation, an increase in prepayment rate or a decrease in default rate or loss severity would generally result in an increase in fair value, although the interrelationships between these inputs depend on specific market conditions.

(4)

Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(5)

Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(6)

To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(7)

The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal.

(8)

The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(9)

Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs—In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another or multiple inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities—The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Asset-Backed Securities—Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger business cycles, prepayment rates are generally driven by overall market interest rates, and accompanied by lower default rates and loss severity. During weaker cycles, prepayments may decline, as default rates and loss severity increase. Additionally, the impact of these factors on average life varies with the structure and subordination.

Future Policy Benefits— The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets—Separate account assets include $22,169 million and $20,806 million of investments in real estate as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value. In general, these fair value estimates are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. In cases where real estate investments are made through indirect investments, fair value is generally determined by the Company’s equity in net assets of the entities. The debt associated with real estate, other invested assets and the Company’s equity position in entities are externally valued. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments and their corresponding debt are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.50% to 9.75% (6.05% weighted average) as of December 31, 2014, and 4.15% to11.00% (6.35% weighted average) as of December 31, 2013, and discount rates, which ranged from 6.00% to 15.00% (7.36% weighted average) as of December 31, 2014, and 6.00% to 15.00% (7.71% weighted average) as of December 31, 2013. Key unobservable inputs to real estate debt valuation include yield to maturity, which ranged from 0.77% to 6.76% (4.02% weighted average) as of December 31, 2014, and 1.13% to 6.85% (4.17% weighted average) as of December 31, 2013, and market spread over base rate, which ranged from 1.50% to 4.76% (2.67% weighted average) as of December 31, 2014, and 1.60% to 4.75% (2.87% weighted average) as of December 31, 2013.

Commercial Mortgage Loans— Separate account assets include $943 million and $793 million of commercial mortgage loans as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which ranged from 1.17% to 8.39% (1.44% weighted average) as of December 31, 2014, and 1.25% to 1.98% (1.47% weighted average) as of December 31, 2013. In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company’s variable annuity contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities—The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2014
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed

	(in millions)
Fair Value, beginning of period	$0	$0	$1	$564	$2,948	$111	$8
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	26	9	0	0
Included in other comprehensive income (loss)	0	0	0	(21)	(28)	0	0
Net investment income	0	0	0	5	17	0	0
Purchases	0	2	2	791	2,253	813	1
Sales	0	(1)	0	(418)	(327)	0	0
Issuances	0	0	0	0	0	0	0
Settlements	0	0	0	(304)	(939)	(2)	(3)
Other(1)	0	0	0	4	(2)	0	0
Transfers into Level 3(2)	0	5	0	310	1,111	0	0
Transfers out of Level 3(2)	0	0	(1)	(98)	(1,474)	(921)	0

Fair Value, end of period	$0	$6	$2	$859	$3,568	$1	$6

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(19)	$(1)	$0	$0

	Year Ended December 31, 2014
	Trading Account Assets
	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity

	(in millions)
Fair Value, beginning of period	$0	$83	$385	$0	$2	$216	$0
Total gains (losses) (realized/unrealized):

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Included in earnings:
Other income	0	(7)	(2)	0	0	3	0
Net investment income	0	0	1	0	0	0	0
Purchases	21	169	117	87	0	24	0
Sales	0	(151)	(20)	0	0	(19)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(10)	(26)	0	0	(17)	0
Transfers into Level 3(2)	0	9	46	0	0	0	0
Transfers out of Level 3(2)	0	(4)	(114)	(87)	0	0	0

Fair Value, end of period	$21	$89	$387	$0	$2	$207	$0

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Other income	$0	$5	$0	$0	$0	$6	$0

			Year Ended December 31, 2014
			Equity Securities Available- For-Sale	Other Long-term Investments	Short-term Investments	Cash equivalents	Due from parent and affiliates

			(in millions)
Fair Value, beginning of period			$89	$880	$1	$6	$379
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net			(2)	(2)	0	0	4,377
Other income			0	53	0	0	0
Included in other comprehensive income (loss)			8	0	0	0	(15)
Purchases			2	241	0	0	475
Sales			(6)	0	0	0	(85)
Issuances			0	0	0	0	600
Settlements			0	(84)	(1)	0	0
Other(1)			1	0	0	(6)	(424)
Transfers into Level 3(2)			7	5	0	0	230
Transfers out of Level 3(2)			(8)	0	0	0	(409)

Fair Value, end of period			$91	$1,093	$0	$0	$5,128

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net			$(1)	$(1)	$0	$0	$4,365
Other income			$0	$53	$0	$0	$0

				Year Ended December 31, 2014
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates

				(in millions)
Fair Value, beginning of period				$22,550	$326	$(5)	$(424)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net				6	(4,738)	2	0
Interest credited to policyholders’ account balances				2,679	0	0	0
Net investment income				24	0	0	0

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Purchases	1,712	0	0	0
Sales	(684)	0	0	0
Issuances	0	(665)	0	0
Settlements	(1,771)	0	0	0
Foreign currency translation	(1)	0	0	0
Other(1)	(369)	0	0	424
Transfers into Level 3(2)	100	0	0	0
Transfers out of Level 3(2)	(120)	0	0	0

Fair Value, end of period	$24,126	$(5,077)	$(3)	$0

Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$(4,732)	$2	$0
Interest credited to policyholders’ account	$1,755	$0	$0	$0

	Year Ended December 31, 2013
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
				(in millions)
Fair Value, beginning of period	$0	$0	$0	$844	$2,971	$0	$11
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(22)	6	1	0
Included in other comprehensive income (loss)	0	0	(1)	(48)	(9)	(1)	0
Net investment income	0	0	0	0	34	0	0
Purchases	0	0	4	385	2,272	419	0
Sales	0	0	(1)	(89)	(219)	(3)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	0	(2)	(531)	(1,099)	(8)	(3)
Other(1)	0	0	0	0	(167)	0	0
Transfers into Level 3(2)	0	0	13	402	10	0	0
Transfers out of Level 3(2)	0	0	(12)	(377)	(851)	(297)	0

Fair Value, end of period	$0	$0	$1	$564	$2,948	$111	$8

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(48)	$(4)	$0	$0

	Year Ended December 31, 2013
	Trading Account Assets
	U.S Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$0	$93	$381	$1	$2	$205	$19
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	0	0	0	(16)
Other income	0	(6)	3	(1)	0	13	1

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net investment income	0	0	4	0	0	0	0
Purchases	0	18	321	75	0	17	0
Sales	0	0	0	0	0	(17)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(50)	(206)	(1)	0	(2)	(4)
Other(1)	0	0	(75)	0	0	0	0
Transfers into Level 3(2)	0	52	0	0	0	0	0
Transfers out of Level 3(2)	0	(24)	(43)	(74)	0	0	0

Fair Value, end of period	$0	$83	$385	$0	$2	$216	$0

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(16)
Other income	$0	$(5)	$5	$0	$0	$13	$1

			Year Ended December 31, 2013

			Equity Securities Available- For-Sale	Other Long-term Investments	Short-term Investments	Cash equivalents	Due from parent and affiliates
					(in millions)
Fair Value, beginning of period			$44	$507	$0	$0	$1,646
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net			2	2	0	0	2
Other income			0	68	0	0	0
Included in other comprehensive income (loss)			39	0	2	0	(19)
Net investment income			0	0	0	0	16
Purchases			16	437	0	7	436
Sales			(14)	0	(2)	0	(404)
Issuances			0	0	0	0	0
Settlements			(3)	(97)	(2)	(1)	(166)
Other(1)			0	(37)	0	0	(1,044)
Transfers into Level 3(2)			6	0	3	0	0
Transfers out of Level 3(2)			(1)	0	0	0	(88)

Fair Value, end of period			$89	$880	$1	$6	$379

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net			$(4)	$0	$0	$0	$(2)
Other income			$0	$64	$0	$0	$0

				Year Ended December 31, 2013
				Separate Account Assets (4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
				(in millions)
Fair Value, beginning of period				$21,100	$(1,552)	$0	$(19)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net				2	2,467	(3)	(2,238)
Other income				0	0	0	(1)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Interest credited to policyholders’ account balances	2,635	0	0	0
Net investment income	20	0	0	0
Purchases	1,640	0	0	0
Sales	(826)	0	0	0
Issuances	0	(589)	0	542
Settlements	(2,120)	0	0	4
Other(1)	140	0	(2)	1,288
Transfers into Level 3(2)	89	0	0	0
Transfers out of Level 3(2)	(130)	0	0	0

Fair Value, end of period	$22,550	$326	$(5)	$(424)

Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$2,426	$(3)	$(2,217)
Other income	$0	$0	$0	$(1)
Interest credited to policyholders’ account	$1,638	$0	$0	$0

	Year Ended December 31, 2012
	Fixed Maturities Available-For-Sale
	U.S. Government	U.S. States	Foreign Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
	(in millions)
Fair Value, beginning of period	$66	$0	$25	$803	$1,657	$12	$16
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	0	(34)	12	0	0
Included in other comprehensive income (loss)	0	0	0	48	75	1	0
Net investment income	0	0	0	5	28	0	1
Purchases	0	10	0	316	2,523	43	0
Sales	0	0	0	(161)	(413)	0	0
Issuances	0	0	0	0	0	0	0
Settlements	(2)	0	0	(254)	(470)	(3)	(6)
Other(1)	(64)	0	(8)	72	0	0	0
Transfers into Level 3(2)	0	0	7	217	60	37	0
Transfers out of Level 3(2)	0	(10)	(24)	(168)	(501)	(90)	0

Fair Value, end of period	$0	$0	$0	$844	$2,971	$0	$11

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0

	Year Ended December 31, 2012
	Trading Account Assets
	U.S Government	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity	All Other Activity
	(in millions)
Fair Value, beginning of period	$9	$109	$359	$21	$2	$217	$87
Total gains (losses) (realized/unrealized):
Included in earnings:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Realized investment gains (losses), net	0	0	0	0	0	0	(51)
Other income	0	(7)	12	1	0	14	2
Net investment income	0	0	5	0	0	0	0
Purchases	0	16	183	16	2	19	0
Sales	0	(8)	(7)	0	(2)	(30)	0
Issuances	0	0	0	0	0	0	0
Settlements	(2)	(25)	(109)	(1)	0	(14)	(19)
Other(1)	(7)	7	0	0	0	0	0
Transfers into Level 3(2)	0	5	3	80	0	0	0
Transfers out of Level 3(2)	0	(4)	(65)	(116)	0	(1)	0

Fair Value, end of period	$0	$93	$381	$1	$2	$205	$19

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$(7)
Other income	$0	$0	$2	$0	$0	$3	$1

	Year Ended December 31, 2012
	Equity Securities Available- For-Sale	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates
	(in millions)
Fair Value, beginning of period	$66	$(1)	$371	$2,737
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(5)	1	6	(18)
Other income	0	0	44	0
Included in other comprehensive income (loss)	8	0	0	23
Net investment income	0	0	0	30
Purchases	64	0	173	161
Sales	(2)	0	0	(72)
Issuances	0	0	0	422
Settlements	0	0	(87)	(378)
Transfers into Level 3(2)	5	0	0	0
Transfers out of Level 3(2)	(92)	0	0	(1,259)

Fair Value, end of period	$44	$0	$507	$1,646

Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$(289)
Other income	$0	$0	$10	$0

	Year Ended December 31, 2012
	Separate Account Assets(4)	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$19,333	$(1,091)	$(3)	$(83)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(8)	(22)	68

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other income	0	0	0	(2)
Interest credited to policyholders’ account balances	1,929	0	0	0
Purchases	4,221	0	0	0
Sales	(1,692)	0	0	0
Issuances	0	(453)	0	0
Settlements	(2,272)	0	25	(2)
Transfers into Level 3(2)	326	0	0	0
Transfers out of Level 3(2)	(745)	0	0	0

Fair Value, end of period	$21,100	$(1,552)	$0	$(19)

Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$313	$0	$7
Interest credited to policyholders’ account	$156	$0	$0	$0

(1)

Other primarily represents reclassifications of certain assets between reporting categories. For the year ended December 31, 2014, “Other” for separate account assets represents a revision to correctly reflect elimination of intercompany separate account investments.

(2)	Transfers into or out of Level 3 are reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables include NPR and exclude embedded derivatives which are typically recorded with the associated host contract. The derivative assets and liabilities shown below are included in “Trading account assets-All other,” “Other long-term investments” or “Other liabilities” in the tables presented previously in this note, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.”

	As of December 31, 2014
	Level 1	Level 2	Level 3	Netting(1)		Total
			(in millions)
Derivative assets:
Interest Rate	$5	$13,353	$6	$		$13,364
Currency	0	2,684	0			2,684
Credit	0	11	0			11
Currency/Interest Rate	0	2,949	0			2,949
Equity	2	1,025	5			1,032
Netting(1)					(16,546)	(16,546)

Total derivative assets	$7	$20,022	$11		$(16,546)	$3,494

Derivative liabilities:
Interest Rate	$3	$12,166	$3	$		$12,172
Currency	0	2,631	0			2,631
Credit	0	28	0			28
Currency/Interest Rate	0	2,419	0			2,419
Equity	0	1,024	0			1,024
Netting(1)					(15,194)	(15,194)

Total derivative liabilities	$3	$18,268	$3		$(15,194)	$3,080

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	As of December 31, 2013
	Level 1	Level 2	Level 3	Netting(1)		Total
			(in millions)
Derivative assets:
Interest Rate	$10	$12,215	$8	$		$12,233
Currency	0	1,434	0			1,434
Credit	0	15	0			15
Currency/Interest Rate	0	1,350	0			1,350
Equity	0	828	0			828
Netting(1)					(13,768)	(13,768)

Total derivative assets	$10	$15,842	$8		$(13,768)	$2,092

Derivative liabilities:
Interest Rate	$5	$13,475	$5	$		$13,485
Currency	0	1,435	0			1,435
Credit	0	48	0			48
Currency/Interest Rate	0	1,923	0			1,923
Equity	0	819	0			819
Netting(1)					(13,805)	(13,805)

Total derivative liabilities	$5	$17,700	$5		$(13,805)	$3,905

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2014, as well as the portion of gains or losses included in income for the year ended December 31, 2014, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2014.

	Year Ended December 31, 2014
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$0	$0	$8	$(5)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	0	(2)	2
Other income	0	0	0	0
Settlements	0	0	0	0
Transfers into Level 3(1)	5	0	0	0
Transfers out of Level 3(1)	0	0	0	0

Fair Value, end of period	$5	$0	$6	$(3)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$0	$0	$(2)	$2

	Year Ended December 31, 2013
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$19	$(19)	$5	$(2)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(15)	15	3	(3)
Other income	0	0	0	0
Purchases	(4)	4	0	0
Transfers into Level 3(1)	0	0	0	0
Transfers out of Level 3(1)	0	0	0	0

Fair Value, end of period	$0	$0	$8	$(5)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(15)	$15	$3	$(3)
Other income	$0	$0	$0	$0

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the period in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. There were no fair value reserve adjustments for the year ended December 31, 2014 on certain commercial mortgage loans. There were fair value reserve adjustments resulting in a net loss of $9 million and a net loss $10 million for the years ended December 31, 2013 and 2012, respectively, on these loans. The carrying value of these loans as of December 31, 2013 was $27 million. The reserve adjustments were based on discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and the underlying assets were classified as Level 3 in the valuation hierarchy.

There were no intangible asset impairments recorded for both the years ended December 31, 2014 and 2013. Impairments of $46 million were recorded related to the write off of intangible assets for the year ended December 31, 2012. The impairments were primarily based on discounted cash flow models, using assumptions and inputs specific to the Company, and those underlying assets are therefore, classified as Level 3 in the valuation hierarchy. For certain cost method investments, there were $21 million of impairments recorded for both the years ended December 31, 2014 and 2013. There were $4 million of impairments recorded for the year ended December 31, 2012. The methodologies utilized were primarily discounted future cash flow and, where appropriate, valuations provided by the general partners taking into consideration investment related expenses. These cost method investments are classified as Level 3 in the valuation hierarchy.

Fair Value Option

The fair value option provides the Company an option to elect fair value as an alternative measurement for selected financial assets and financial liabilities not otherwise reported at fair value. Such elections have been made by the Company to help mitigate volatility in earnings that results from different measurement attributes. Electing the fair value option also allows the Company to achieve consistent accounting for certain assets and liabilities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected. The changes in fair value are reflected in “Other income”.

	Years Ended December 31,
	2014	2013	2012
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	54	68	40

The fair value of other long-term investments was $1,081 million and $873 million as of December 31, 2014 and 2013, respectively.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2014
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
			(in millions)
Assets:
Commercial mortgage and other loans	$0	$317	$40,942	$41,259	$39,030
Policy loans	0	0	8,857	8,857	8,857
Other long term investments	0	0	1,856	1,856	1,666
Other affiliated notes receivable	0	6,515	0	6,515	5,798
Short-term investments	0	521	0	521	521
Cash and cash equivalents	856	169	0	1,025	1,025
Accrued investment income	0	1,991	0	1,991	1,991
Due from parents and affiliates	0	148	0	148	148
Other assets	93	884	109	1,086	1,086

Total assets	$949	$10,545	$51,764	$63,258	$60,122

Liabilities:
Policyholders’ account balances - investment contracts	$0	$35,170	$29,606	$64,776	$63,145
Securities sold under agreements to repurchase	0	9,407	0	9,407	9,407
Cash collateral for loaned securities	0	4,236	0	4,236	4,236
Short-term debt	0	1,582	550	2,132	2,106
Long-term debt	0	7,140	4,031	11,171	9,670
Other liabilities	0	3,034	120	3,154	3,154
Due to parents and affiliates	0	108	0	108	108
Separate account liabilities - investment contracts	0	82,801	23,703	106,504	106,504

Total liabilities	$0	$143,478	$58,010	$201,488	$198,330

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2013
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
			(in millions)
Assets:
Commercial mortgage and other loans	$0	$287	$36,511	$36,798	$35,249
Policy loans	0	0	8,749	8,749	8,749
Other long term investments	0	0	2,358	2,358	2,114
Other affiliated notes receivable	0	5,364	135	5,499	5,184
Short-term investments	0	515	0	515	515
Cash and cash equivalents	721	117	0	838	838
Accrued investment income	0	2,000	0	2,000	2,000
Due from parents and affiliates	0	54	0	54	54
Other assets	138	1,086	252	1,476	1,476

Total assets	$859	$9,423	$48,005	$58,287	$56,179

Liabilities:
Policyholders’ account balances - investment contracts	$0	$34,273	$28,880	$63,153	$61,988
Securities sold under agreements to repurchase	0	7,898	0	7,898	7,898
Cash collateral for loaned securities	0	4,992	0	4,992	4,992
Short-term debt	0	1,648	0	1,648	1,613
Long-term debt	0	7,215	5,556	12,771	11,570
Other liabilities	0	3,150	266	3,416	3,416
Due to parents and affiliates	0	108	0	108	108
Separate account liabilities - investment contracts	0	82,070	22,163	104,233	104,233

Total liabilities	$0	$141,354	$56,865	$198,219	$195,818

(1)

Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the periods ended December 31, 2014 and 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result, the carrying value of the policy loans approximates the fair value for both the years ended December 31, 2014 and 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns, while Japanese insurance policy loans used the risk-free proxy based on the yen LIBOR.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2014 and 2013.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments which are not securities, are recorded at amortized cost and include quality loans; cash and cash equivalent instruments; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, accounts receivable and restricted cash.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset or liability approximates fair value, as they equal the amount of cash collateral received or paid.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

A portion of the IHC Debt issued by Prudential Holdings, LLC was insured by a third-party financial guarantee insurance policy. The effect of the third-party credit enhancement is not included in the fair value measurement of the IHC Debt and the methodologies used to determine fair value consider the Company’s own NPR. On December 18, 2014, the Company redeemed all of the then outstanding IHC Debt.

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities–Investment Contracts

Only the portion of separate account liabilities related to products that are investment contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.

Due to/from Parent and Affiliates

Due to/from parent and affiliates represents primarily accrued expense payables and receivables and reinsurance recoverables. Due to the short term until settlement of these receivables and payables, the Company believes that carrying value approximates fair value.

20. RELATED PARTIES

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $903 million, $747 million and $727 million for the years ended December 31, 2014, 2013 and 2012, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

Included in “Due from parent and affiliates” are receivables of $91 million and $5 million at December 31, 2014 and 2013, respectively, due primarily to these agreements.

Affiliated Asset Administration Fee Income

In accordance with a revenue sharing agreement with Advanced Series Trust (“AST”) Investment Services, Inc., the Company received fee income calculated on contractholder separate account balances invested in the AST. Income received from AST Investment Services, Inc. related to this agreement was $364 million, $311 million and $227 million for the years ended December 31, 2014, 2013 and 2012, respectively. These revenues are recorded as “Asset administration and services fees” in the Consolidated Statements of Operations.

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $28 million, $26 million and $24 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as “Asset administration and service fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $374 million, $354 million and $305 million as contra-revenue in “Net investment income” and $195 million, $112 million and $128 million in “General and administrative expenses” for the years ended December 31, 2014, 2013 and 2012, respectively. Included in “Due to parent and affiliates” are payables of $59 million and $51 million at December 31, 2014 and 2013, respectively, due primarily to these agreements.

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $189 million, $206 million and $305 million for the years ended December 31, 2014, 2013 and 2012, respectively. These expenses are recorded as a reduction to “Other revenue” in the Consolidated Statements of Operations.

Affiliated Commission Expense

The Company pays commissions and certain other fees to Prudential Annuities Distributions, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sold and service the Company’s products. Commissions and fees paid by the Company to PAD were $868 million, $881 million and $1,227 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity Dates	Rate	2014	2013
			(in millions)
U.S. Dollar floating rate notes	2016 - 2026	0.85% - 2.30%	$713	$405
U.S. Dollar fixed rate notes(1)	2014 - 2044	0.53% - 9.33%	7,268	4,222
Euro-denominated fixed rate notes	2025	2.30%	128	84
Japanese Yen fixed rate notes(2)	2014 - 2021	0.44% - 2.66%	207	338

Total long-term notes receivable - affiliated(3)			8,316	5,049
Short-term notes receivable - affiliated(4)			883	1,065

Total notes receivable - affiliated			$9,199	$6,114

(1)	Includes current portion of the long-term notes receivable of $364 million at December 31, 2014 and $24 million at December 31, 2013.
(2)	Includes current portion of the long-term notes receivable of $77 million at December 31, 2014 and $50 million at December 31, 2013.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 0.67% at December 31, 2014 and 0.59% at December 31, 2013. Short-term notes receivable are payable on demand.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The affiliated notes receivable included above are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $57 million and $49 million at December 31, 2014 and 2013, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $286 million, $277 million and $259 million for the years ended December 31, 2014, 2013, and 2012, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $484 million and $401 million, associated with these transactions at December 31, 2014 and 2013, respectively. Revenues related to this lending activity were immaterial for years ended 2014 and 2013.

In 2014, Prudential Financial entered into financing transactions pursuant to which it issued $500 million of limited recourse notes and, in return, obtained $500 million of asset-backed notes issued by a designated series of a Delaware master trust. The asset-backed notes mature from 2019 through 2021; however, the maturity date of a portion of the notes may be extended by Prudential Financial for up to three years, subject to conditions. The asset-backed notes were contributed to the Company and subsequently contributed to PRIAC, an insurance subsidiary, to finance statutory surplus. These transactions resulted in no net balance sheet impact to the Company since it was in substance an unfunded note receivable from Prudential Financial.

Sales of Assets between Related Parties

In February and October 2014, the Company purchased fixed maturity investments, classified as available for sale from affiliates for a total of $26 million and $44 million, respectively, the fair value on the date of the transfer plus accrued interest.

In April, October, and December 2014, the Company sold fixed maturity investments, classified as available for sale to affiliates for a total of $146 million, $109 million and $2,458 million, respectively, the fair value on the date of the transfer plus accrued interest.

In February, March and May 2014, the Company purchased commercial mortgage and other loans from affiliates for a total of $41 million, $5 million, and $3 million, respectively, the fair value on the date of the transfer plus accrued interest.

In the first quarter and fourth quarter of 2014, the Company sold commercial mortgage and other loans to affiliates for a total of $214 million and $677 million, respectively, the fair value on the date of the transfer plus accrued interest.

In October 2014, the Company sold short-term investments to Commerce Street for a total of $11 million, the fair value on the date of the transfer plus accrued interest.

In 2014, the Company sold derivatives to affiliates for a total of $51 million, the fair value on the date of the transfer plus accrued interest.

In April 2014, the Company purchased derivatives from affiliates for a total of $27 million, the fair value on the date of the transfer plus accrued interest.

In March 2013, the Company purchased fixed maturity investments, classified as available for sale, from Prudential Financial for a total of $104 million, the fair value on the date of the transfer plus accrued interest.

In April 2013, the Company purchased surplus notes from Prudential Financial for $225 million, the fair value on the date of the transfer plus accrued interest.

In November and December 2013, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $474 million and $151 million, respectively, the fair value on the date of the transfer plus accrued interest.

In December 2013, the Company purchased real estate, related lease intangibles, and third party debt from an affiliate for a total of $40 million, the fair value on the date of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In December 2013, the Company purchased equity securities, classified as available for sale, from affiliates for a total of $27 million, the fair value on the date of the transfer.

In 2013, the Company purchased investments in joint ventures from an affiliate for a total of $41 million, classified as other long term investments.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $2,034 million and $1,626 million at December 31, 2014 and 2013, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $2,933 million and $1,763 million at December 31, 2014 and 2013, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” debt related to these agreements has been repaid in 2013. In addition, there were no “Deferred policy acquisition costs” included in affiliated amounts at December 31, 2014 and 2013, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $22 million for the year ended 2012. There was no affiliated interest credited for the years ended December 31, 2014 and 2013.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” included $35 million and $10 million at December 31, 2014 and 2013, respectively. “Net investment income” includes gains of $18 million, $8 million and $17 million for the years ended December 31, 2014, 2013 and 2012, respectively, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

The Company also uses swaptions, interest rate caps, and interest rate floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions and interest rate caps and floors are included in interest rate options.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts

Currency derivatives, including currency futures, options, forwards, and swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.

Credit Contracts

The Company writes credit default swaps for which it receives a premium to insure credit risk. These are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With these derivatives the Company sells credit protection on an identified name, or an index of names, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for further discussion of guarantees. In addition to selling credit protection the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

TBAs. The Company uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swaptions, caps, floors, and other instruments.

Prior to disposal in the fourth quarter of 2013, the Company invested in fixed maturities that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Synthetic Guarantees. The Company sells synthetic guaranteed investment contracts, through both full service and investment-only sales channels, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets according to the contract terms agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated withdrawals from the contract. Under U.S. GAAP, these contracts are accounted for as derivatives and recorded at fair value.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk. This netting impact results in total derivative assets of $3,494 million and $2,092 million as of December 31, 2014 and December 31, 2013, respectively, and total derivative liabilities of $3,080 million and $3,905 million as of December 31, 2014 and December 31, 2013, respectively, reflected in the Consolidated Statements of Financial Position.

	December 31, 2014			December 31, 2013
Primary Underlying/ Instrument Type		Gross Fair Value			Gross Fair Value
	Notional(1)	Assets	Liabilities	Notional(1)(2)	Assets(2)	Liabilities(2)

	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$1,428	$1	$(177)	$1,931	$8	$(183)
Foreign Currency
Foreign Currency Forwards	32	5	0	0	0	0
Currency/Interest Rate
Foreign Currency Swaps	9,131	408	(128)	7,590	88	(516)

Total Qualifying Derivatives	$10,591	$414	$(305)	$9,521	$96	$(699)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$293,662	12,531	(11,210)	$272,059	$11,563	$(12,747)
Interest Rate Futures	32,000	5	(3)	34,422	10	(5)
Interest Rate Options	55,072	843	(841)	49,292	652	(654)
Interest Rate Forwards	832	1	(1)	1,452	0	(6)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Foreign Currency
Foreign Currency Forwards	57,106	2,673	(2,630)	39,214	1,430	(1,431)
Foreign Currency Options	297	6	(1)	212	5	(4)
Currency/Interest Rate
Foreign Currency Swaps	27,946	2,540	(2,291)	22,492	1,262	(1,407)
Credit
Credit Default Swaps	2,411	11	(28)	2,078	15	(48)
Equity
Equity Futures	99	0	0	0	0	0
Equity Options	74,805	526	(502)	80,149	374	(357)
Total Return Swaps	29,438	507	(521)	22,444	454	(463)
Synthetic GIC’s	74,667	6	0	77,881	8	0

Total Non-Qualifying Derivatives(3)	$648,335	$19,649	$(18,028)	$601,695	$15,773	$(17,122)

Total Derivatives(4)	$658,926	$20,063	$(18,333)	$611,216	$15,869	$(17,821)

(1)	Notional amounts are presented on a gross basis and include derivatives used to offset existing positions.
(2)	Prior period has been revised to include the gross notional amount and fair value of derivative contracts used in a broker-dealer capacity.
(3)

Based on notional amounts, most of the Company’s derivatives do not qualify for hedge accounting as follows: i) derivatives that economically hedge embedded derivatives do not qualify for hedge accounting because changes in the fair value of the embedded derivatives are already recorded in net income, ii) derivatives that are utilized as macro hedges of the Company’s exposure to various risks typically do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedge accounting rules, and iii) synthetic GICs, which are product standalone derivatives that do not qualify as hedging instruments under hedge accounting rules.

(4)

Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $5,065 million as of December 31, 2014 and a net asset of $336 million as of December 31, 2013, included primarily in “Future policy benefits”.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives	$19,913	$(16,546)	$3,367	$(351)	$3,016
Securities purchased under agreement to resell	669	0	669	(669)	0

Total Assets	$20,582	$(16,546)	$4,036	$(1,020)	$3,016

Offsetting of Financial Liabilities:
Derivatives	$18,268	$(15,194)	$3,074	$(906)	$2,168
Securities sold under agreement to repurchase	9,407	0	9,407	(9,407)	0

Total Liabilities	$27,675	$(15,194)	$12,481	$(10,313)	$2,168

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral	Net Amount
	(in millions)
Offsetting of Financial Assets:
Derivatives	$15,848	$(13,768)	$2,080	$(956)	$1,124
Securities purchased under agreement to resell	617	0	617	(617)	0

Total Assets	$16,465	$(13,768)	$2,697	$(1,573)	$1,124

Offsetting of Financial Liabilities:
Derivatives	$17,705	$(13,805)	$3,900	$(1,999)	$1,901
Securities sold under agreement to repurchase	7,898	0	7,898	(7,898)	0

Total Liabilities	$25,603	$(13,805)	$11,798	$(9,897)	$1,901

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “—Counterparty Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Company’s Consolidated Financial Statements.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income (Loss)(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$(4)	$(57)	$0	$0	$2	$0

Total fair value hedges	(4)	(57)	0	0	2	0

Cash flow hedges
Interest Rate	0	0	0	(3)	0	(13)
Currency/Interest Rate	0	15	104	0	0	600

Total cash flow hedges	0	15	104	(3)	0	587

Net investment hedges
Currency	0	0	0	0	0	5

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Total net investment hedges	0	0	0	0	0	5

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	2,703	0	0	0	0	0
Currency	80	0	0	0	0	0
Currency/Interest Rate	444	0	4	0	0	0
Credit	(16)	0	0	0	0	0
Equity	(70)	0	0	0	0	0
Embedded Derivatives	(417)	0	0	0	0	0

Total non-qualifying hedges	2,724	0	4	0	0	0

Total	$2,720	$(42)	$108	$(3)	$2	$592

	Year Ended December 31, 2013
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income (Loss)(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$103	$(71)	$0	$0	$20	$0

Total fair value hedges	103	(71)	0	0	20	0

Cash flow hedges
Interest Rate	0	0	0	(1)	0	6
Currency/Interest Rate	0	8	(39)	0	0	(216)

Total cash flow hedges	0	8	(39)	(1)	0	(210)

Net investment hedges
Currency(2)	0	0	(4)	0	0	4

Total net investment hedges	0	0	(4)	0	0	4

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(1,703)	0	0	0	0	0
Currency	3	0	0	0	0	0
Currency/Interest Rate	(183)	0	(2)	0	0	0
Credit	(11)	0	0	0	0	0
Equity	(182)	0	0	0	0	0
Embedded Derivatives	120	0	0	0	0	0

Total non-qualifying hedges	(1,956)	0	(2)	0	0	0

Total	$(1,853)	$(63)	$(45)	$(1)	$20	$(206)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholders’ Account Balances	Accumulated Other Comprehensive Income (Loss)(1)
	(in millions)
Derivatives Designated as Hedge Accounting Instruments:
Fair value hedges
Interest Rate	$25	$(92)	$0	$0	$33	$0

Total fair value hedges	25	(92)	0	0	33	0

Cash flow hedges
Interest Rate	0	0	0	0	(1)	7
Currency/Interest Rate	0	2	(5)	0	0	(177)

Total cash flow hedges	0	2	(5)	0	(1)	(170)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	72	0	0	0	0	0
Currency	(15)	0	0	0	0	0
Currency/Interest Rate	(20)	0	0	0	0	0
Credit	(48)	0	0	0	0	0
Equity	(127)	0	0	0	0	0
Embedded Derivatives	4	0	0	0	0	0

Total non-qualifying hedges	(134)	0	0	0	0	0

Total	$(109)	$(90)	$(5)	$0	$32	$(170)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”
(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2014, 2013 and 2012, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2011	$2
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012	(182)
Amount reclassified into current period earnings	12

Balance, December 31, 2012	(168)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(256)
Amount reclassified into current period earnings	46

Balance, December 31, 2013	(378)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	742
Amount reclassified into current period earnings	(155)

Balance, December 31, 2014	$209

Using December 31, 2014 values, it is anticipated that a pre-tax gain of approximately $28 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2015, offset by amounts pertaining to the hedged items. As of December 31, 2014, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 29 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $118 million in 2014, $113 million in 2013 and $109 million in 2012.

Credit Derivatives

Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $284 million and $686 million for December 31, 2014 and 2013, respectively. These credit derivatives are reported at fair value asset of $3 million and $10 million for December 31, 2014 and December 31, 2013, respectively. These credit derivatives have a NAIC designation of 2. The Company has also written credit protection on an index reference, and has a notional amount of $1,544 million, reported at fair value as a liability of $2 million as of December 31, 2014. These credit derivatives have a NAIC designation of 3, which is based on the lowest rated single name reference included in the index. As of December 31, 2013, the Company had no outstanding written credit protection on an index reference.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying referenced securities become worthless. These single name credit derivatives have maturities of less than 2 years, while the credit protection on the index reference has a maturity of less than 10 years.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2014 and 2013, the Company had $583 million and $1,392 million of outstanding notional amounts, respectively, reported at fair value as a liability of $18 million and $43 million, respectively.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s OTC derivative transactions is represented by the contracts with a positive fair value at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty, and (ii) enter into agreements that allow the use of credit support annexes, which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Cleared derivatives are transactions between the Company and a counterparty where the transactions are cleared through a clearinghouse, such that each derivative counterparty is only exposed to the default of the clearinghouse. These cleared transactions require initial and daily variation margin collateral postings and include certain interest rate swaps and credit default swaps entered into on or after June 10, 2013, related to guidelines implemented under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Company enters into exchange-traded futures and certain options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-rating related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $1 million as of December 31, 2014. In the normal course of business the Company has posted collateral related to these instruments of $38 million as of December 31, 2014. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2014, the Company estimates that it would be required to post no additional collateral to its counterparties.

22. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2014, 2013 and 2012 was $64 million, $68 million and $58 million, respectively.

The following table presents, at December 31, 2014, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Operating Leases	Sub-lease Income

2015	82	0
2016	69	0
2017	63	0
2018	43	0
2019	31	0
2020 and thereafter	85	0

Total	$373	$0

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. There were no accruals of non-cancelable operating leases and sub-lease income as of December 31, 2014.

Commercial Mortgage Loan Commitments

	As of December 31,
	2014	2013
	(in millions)

Total outstanding mortgage loan commitments	$1,198	$1,568

In connection with the Company’s commercial mortgage operations, it originates commercial mortgage loans.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

	As of December 31,
	2014	2013
	(in millions)

Expected to be funded from the general account and other operations outside the separate accounts(1)	$4,164	$4,851
Expected to be funded from separate accounts	$28	$274

(1)

Includes a remaining commitment of $194 million and $256 million at December 31, 2014 and 2013, respectively, related to the Company’s agreement to co-invest with the Fosun Group (Fosun) in a private equity fund, managed by Fosun, for the Chinese marketplace.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	As of December 31,
	2014	2013
	(in millions)

Guaranteed value of third parties’ assets	$74,667	$78,061
Fair value of collateral supporting these assets	$76,672	$79,413
Asset associated with guarantee, carried at fair value	$6	$8

Certain contracts underwritten in the Company’s retirement business include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Other Guarantees

	As of December 31,
	2014	2013
	(in millions)

Other guarantees where amount can be determined	$323	$341
Accrued liability for other guarantees and indemnifications	$0	$2

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $323 million as of both December 31, 2014 and 2013 of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guarantee associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Assets and liabilities held for insolvency assessments were as follows:

	As of December 31,
	2014	2013
	(in millions)

Other assets:
Premium tax offset for future undiscounted assessments	$90	$76
Premium tax offsets currently available for paid assessments	6	5

Total	$96	$81

Other liabilities:
Insolvency assessments	$35	$40

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is not material (i.e., less than $250 million). Any estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Individual Annuities, Individual Life and Group Insurance

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC. filed in the Circuit Court of Leon County, Florida, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County. In September 2014, the Florida District Court of Appeal First District affirmed the trial Court’s decision.

In September 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. Prudential Insurance Company of America, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Prudential Insurance to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In October 2012, the State of West Virginia commenced a second action, State of West Virginia ex. Rel. John D. Perdue v. Pruco Life Insurance Company making the same allegations stated in the action against Prudential Insurance. In April 2013, the Company filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted the Company’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class. In August 2012, the court denied plaintiffs’ class certification motion without prejudice pending the filing of summary judgment motions on the issue of whether plaintiffs sustained an actual injury. In October 2012, the parties filed motions for summary judgment. In November 2013, the Court issued a Memorandum and Order stating that the named plaintiffs: (1) did not suffer a cognizable legal injury; (2) are not entitled to any damages based on allegations of delay in payment of benefits; and (3) are not entitled to disgorgement of profits as a remedy. The Court ordered further briefing on whether nominal damages should be awarded and whether any equitable relief should be granted. In February 2014, the parties filed briefs on the issues addressed in the Court’s order. In August 2014, the Court granted preliminary approval of a proposed settlement of this matter as a class action settlement. In December 2014, the Court issued a final order approving the class action settlement and dismissed the consolidated complaint with prejudice. The settlement was within the amount reserved for this matter.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class. In April 2012, the Court stayed the case pending the outcome of a case involving another insurer that is before the Third Circuit Court of Appeals. In August 2014, the Court lifted the stay, and in September 2014, Plaintiffs filed a motion seeking leave to amend the complaint.

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. In December 2013, the Company participated in court-ordered mediation that resulted in a December 2013 settlement involving 40 of the remaining 42 plaintiffs with litigation against the Company, including plaintiffs who had not yet appealed the dismissal of their claims. The amounts paid to the 40 plaintiffs were within existing reserves for this matter. In July 2014, the Court granted the Company’s summary judgment motion dismissing with prejudice the complaint of one of the two remaining plaintiffs asserting claims against the Company. In August 2014, an appeal was filed from the Court’s summary judgment decision. In January 2015, the New Jersey Appellate Division dismissed the appeal without prejudice.

Other Matters

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint sought back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. In January 2013, the Court denied plaintiffs’ motion for class certification in its entirety. In July 2013, the Court granted plaintiffs’ motion for reconsideration, permitting plaintiffs to file a motion to certify a class of employee insurance agents seeking recovery under state wage and hour laws. In September 2013, plaintiffs filed a renewed motion for class certification.

Since April 2012, the Company has filed ten actions seeking to recover damages attributable to investments in residential mortgage-backed securities (“RMBS”). Eight actions were filed in New Jersey state court, captioned The Prudential Insurance Company of America, et al. v. JP Morgan Chase, et al.; The Prudential Insurance Company of America, et al. v. Morgan Stanley, et al.; The Prudential Insurance Company of America, et al. v. Nomura Securities International, Inc., et al.; The Prudential Insurance Company of America, et al. v. Barclays Bank PLC, et al.; The Prudential Insurance Company of America, et al. v. Goldman Sachs & Company, et al.; The Prudential Insurance Company of America, et al. v. RBS Financial Products, Inc., et al.; The Prudential Insurance Company of America, et al. v. Countrywide Financial Corp., et al.; and The Prudential Insurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Company of America, et al. v. UBS Securities LLC., et al. Additionally, two actions were filed in the United States District Court for the District of New Jersey: The Prudential Insurance Company of America v. Credit Suisse Securities (USA) LLC, et al. and The Prudential Insurance Company of America v. Bank of America National Association and Merrill Lynch & Co., Inc., et al. Among other allegations stemming from the defendants’ origination, underwriting and sales of RMBS, the complaints assert claims of common-law fraud, negligent misrepresentation, breaches of the New Jersey Civil RICO statute, and, in some lawsuits, federal securities claims. The complaints seek unspecified damages.

Seven of the defendants (J.P. Morgan, Barclays, Nomura, RBS, Goldman Sachs, Countrywide, and UBS) removed the lawsuits from New Jersey state court to the United States District Court for the District of New Jersey. The Countrywide defendants also made an application to the Judicial Panel on Multi-District Litigation to transfer that case to the United States District Court for the Central District of California. In August 2013, that application was granted. Except for the Nomura and Goldman Sachs actions, the Company filed motions to remand the lawsuits to New Jersey state court. The J.P. Morgan, Barclays, RBS and UBS lawsuits were subsequently remanded to New Jersey state court.

Each of the Goldman Sachs, Morgan Stanley, Nomura, Credit Suisse, Barclays, Bank of America/Merrill Lynch, J.P. Morgan, RBS, UBS and Countrywide defendants filed motions to dismiss the complaints against them. The motions to dismiss filed in Goldman Sachs, Morgan Stanley, J.P. Morgan, Credit Suisse, and Nomura have been denied in their entirety. In March 2014, the motion to dismiss filed by Countrywide was granted in part by the federal court in California, dismissing the federal securities, successor-liability, fraudulent transfer, and New Jersey RICO claims, and the court, sua sponte, remanded the remaining claims to New Jersey state court for further consideration. In April 2014, the Company filed an appeal with the United States Court of Appeals for the Ninth Circuit, challenging the court’s March 2014 order granting, in part, Countrywide’s motion to dismiss. In June 2014, Countrywide filed a motion to dismiss the remaining claims pending against it in New Jersey state court. In January 2015, the Countrywide and RBS motions were denied except as to certain non-New Jersey domiciled plaintiffs whose claims were found to be untimely.

In April 2014, Bank of America/Merrill Lynch’s motion to dismiss was granted in part and denied in part, with the court upholding the common-law claim on the theory of underwriting abandonment, the equitable fraud claim, and the 1933 Securities Act claims (except as to one offering). The court dismissed with prejudice the negligent representation claim; dismissed without prejudice the New Jersey Civil RICO claim, aiding and abetting claim, and certain aspects of the common-law fraud claim; and permitted the Company 45 days to file an amended complaint. In June 2014, the Company filed an amended complaint against Bank of America/Merrill Lynch in New Jersey federal court and filed a second complaint against the same defendants in July 2014. In July 2014, Bank of America/Merrill Lynch filed motions to dismiss. In February 2015, the court granted Bank of America/Merrill Lynch’s motions in part, sustaining the Company’s common-law claim on the theory of underwriting abandonment, the 1933 Securities Act claims, and the equitable fraud claim. The court dismissed with prejudice certain aspects of the common-law fraud claim, as well as the aiding and abetting, New Jersey Civil RICO, and negligent misrepresentation claims. The court dismissed the common-law fraud claim with respect to securities where Bank of America/Merrill Lynch was the only underwriter, but granted the Company 45 days to file an amended complaint on that claim.

The following lawsuits have settled: Goldman Sachs, December 2013; J.P. Morgan, July 2014; Credit Suisse, August 2014; UBS, November 2014, and Barclays, December 2014. The Bank of America/Merrill Lynch and Nomura cases are currently pending in New Jersey federal court, and the Countrywide, Morgan Stanley, and RBS cases are pending in New Jersey state court.

In June 2014, the Company, together with nine other institutional investors, filed six actions against certain RMBS trustees. The actions were filed in New York state court, captioned BlackRock Allocation Target Shares: Series S Portfolio, et al. v. U.S. Bank Nat’l Ass’n, et al.; BlackRock Balanced Capital Portfolio (FI), et al. v. Deutsche Bank Nat’l Trust Co., et al.; BlackRock Allocation Target Shares: Series S Portfolio, et al. v. The Bank of New York Mellon, et al.; BlackRock Allocation Target Shares: Series S Portfolio, et al. v. Wells Fargo, Nat’l Ass’n, et al.; BlackRock Balanced Capital Portfolio (FI), et al. v. Citibank N.A., et al.; and BlackRock Core Active LIBOR Fund B, et al. v. HSBC Bank USA, Nat’l Ass’n, et al. The actions, which are brought derivatively on behalf of more than 2,200 RMBS trusts, seek unspecified damages attributable to the trustees’ alleged failure to: (i) enforce the trusts’ respective repurchase rights against sellers of defective mortgage loans; and (ii) properly monitor the respective mortgage loan servicers. The complaints assert claims for breach of contract, breach of fiduciary duty, negligence and violations of the Trust Indenture Act of 1939. In July 2014, the Company amended its complaint against each of the six defendants. In November 2014, the Company filed amended complaints against each of the trustee bank defendants in federal court in the Southern District of New York. In December 2014, the New York State court actions were dismissed without prejudice upon the Company’s request.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

23. SUBSEQUENT EVENTS

Class B Stock Repurchase

On January 2, 2015, pursuant to a Share Repurchase Agreement, Prudential Financial repurchased from National Union Fire Insurance Company of Pittsburgh, P.A., Lexington Insurance Company and Pacific Life Corp, the holders of 100% of the outstanding shares of the Class B Stock (the “Class B Holders”), 2.0 million shares of the Class B Stock, representing all of the outstanding shares of the Class B stock, for an aggregate cash purchase price of $650.8 million (the “Class B Repurchase”). The purchase price was determined by an independent appraiser under the methodology set forth in Prudential Financial’s Amended and Restated Certificate of Incorporation. Pursuant to the Share Repurchase Agreement, holders of a majority of the Class B Stock may dispute the purchase price prior to April 6, 2015, and any dispute may be resolved through arbitration. Accordingly, the final purchase price of the Class B Stock may change in the event of a dispute.

Prudential Financial funded the Class B Repurchase from the sale of a portion of the Surplus and Related Assets, and funds available within PHLLC.

Reinsurance Transaction

On January 1, 2015, the Company recaptured its reinsurance arrangements with both third party reinsurers and affiliates that effectively reinsured 90% of the risks associated with the Closed Block Business (the “Existing Reinsurance Arrangements”). Immediately following the recapture of the Existing Reinsurance Arrangements, the Company entered into a reinsurance agreement with its wholly-owned subsidiary, Prudential Legacy Insurance Company of New Jersey (“PLIC”), pursuant to which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a statutory guaranteed separate account of PLIC (the “Reinsurance Agreement”) primarily on a coinsurance basis. Pursuant to the Reinsurance Agreement, approximately $57 billion of Closed Block assets were transferred to PLIC. Consistent with the participating nature of the Closed Block policies and contracts, experience of the Closed Block is ultimately passed along to policyholders over time through adjustments of the annual policyholder dividend scale. Also, effective as of January 2, 2015, the Company terminated the $2 billion letter of credit facility that previously supported a portion of these recaptured reinsurance arrangements.

The insurance policies and annuity contracts comprising the Closed Block continue to be managed in accordance with the Plan of Reorganization approved by the New Jersey Department of Banking and Insurance on December 18, 2001. The Company remains directly obligated for the insurance policies and annuity contracts in the Closed Block. These transactions do not change the Closed Block Assets allocated to support the Closed Block’s liabilities, policyholder dividend scales or the methodology for determining policyholder dividends. Accordingly, the transactions have no impact on the guaranteed benefits, premiums or dividends for Closed Block policyholders.

Inter-Business Transfer and Allocation Policies

In connection with the Class B Repurchase and the resulting elimination of the distinction between the Company’s Financial Services Businesses and the Closed Block Business, on January 2, 2015, the Company terminated the inter-business transfer and allocation policies relating to payments, loans, capital contributions, transfers of assets and other transactions between the Closed Block Business and the Financial Services Businesses, and the allocation between the two businesses of tax costs and benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Financing Facility

On February 18, 2015, PLIC entered into a twenty-year financing facility with certain unaffiliated financial institutions and Essex, LLC, a special purpose company affiliate (“LLC”), pursuant to which PLIC may, at its option and subject to the satisfaction of customary conditions, issue and sell to LLC up to $4 billion in aggregate principal amount of surplus notes, in return for an equal principal amount of credit linked notes issued by LLC. Upon issuance, PLIC would hold any credit linked notes as assets to finance future statutory surplus needs within PLIC.

PLIC can redeem any issued credit linked notes in cash upon the occurrence of, and in an amount necessary to remedy, a liquidity stress event affecting PLIC (a “Cash Redemption Payment”). The unaffiliated financial institutions have agreed to fund any Cash Redemption Payment up to a specified commitment amount, in return for the receipt of fees. Any issued surplus notes are redeemable prior to maturity, subject to certain prepayment penalties.

Principal payments on any issued surplus notes and credit linked notes (other than a Cash Redemption Payment) will be settled on a net basis and, accordingly, any issued surplus notes and credit linked notes will be reflected in the Company’s total consolidated borrowings on a net basis.

Independent Auditor’s Report

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

We have audited the accompanying consolidated financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2014 and 2013, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

March 27, 2015

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

PART C—OTHER INFORMATION

ITEM 29. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1) Financial Statements of The Prudential Variable Contract Account-2 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2014; the Statement of Operations for the period ended December 31, 2014; the Statements of Changes in Net Assets for the periods ended December 31, 2014 and 2013 and the Notes relating thereto are incorporated by reference into VCA 2’s 2014 annual report (File No. 2-28136).

(2) Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2014 and 2013; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2014 and 2013 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement)

(b) EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (1) to Post-Effective Amendment No. 54 to this Registration Statement filed April 30, 1999.

(2)	Rules and Regulations of The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (2) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

(3)	Form of Custodian Agreement with Investors Fiduciary Trust Company.	Incorporated by Reference to Exhibit (3) to Post-Effective Amendment No. 52 to this Registration Statement filed via EDGAR on April 29, 1998.

(4)	(i) Management Agreement between Prudential Investments Fund Management LLC and The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (4)(i) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

	(ii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC.	Incorporated by Reference to Exhibit (4)(ii) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001.

(5)	Agreement for the Sale of VCA 2 Contracts between Prudential, The Prudential Variable Contract Account-2 and Prudential Investment Management Services LLC.	Incorporated by Reference to Exhibit 5(v) to Post-Effective Amendment No. 50 to this Registration Statement.

(6)	(i) Specimen copy of group variable annuity contract Form GVA-120, with State modifications.	Incorporated by reference to Exhibit (4) to Post-Effective Amendment No. 32 to this Registration Statement.

	(ii) Specimen copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuities Registration Statement.	Incorporated by reference to Exhibit (6)(ii) to Post-Effective Amendment No 42 to this Registration Statement.

	(iii) Specimen copy of Group Annuity Amendment Form GAA-7852 for tax-deferred annuities	Incorporated by reference to Exhibit (6)(iii) to Post-Effective Amendment No. 45 to this Registration Statement

(7)	Application form.	Incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 32 to this Registration Statement.

(8)	(i) Copy of the Charter of Prudential.	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of the Prudential Variable Contract Real Property Account.

	(ii) Copy of the By-Laws of Prudential as amended to and including May 12, 1998.	Incorporated by reference to Post-Effective Amendment No. Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

(11)	(i) Pledge Agreement between Goldman, Sachs & Co., The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (i) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(ii) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (ii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(iii) First Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (iii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

	(iv) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (iv) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(12)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 59 to this Registration Statement filed on April 26, 2002.

(13)	(i) Consents of independent registered public accounting firms.	Filed herewith.

	(iii) Powers of Attorney for Directors and Officers of Prudential.	Incorporated by reference to Form N-6, Registration No. 033-2000 filed April 10, 2015 on behalf of The Prudential Variable Appreciable Account.

(17)	(i) Code of Ethics of The Prudential Variable Contract Account-2.	Code of Ethics of the Registrant dated January 15, 2010. Incorporated by reference to Exhibit (p)(1) to Prudential Investment Portfolios 5 Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed via EDGAR on September 27, 2010 (File No. 333-82621).

	(ii) Personal Securities Trading Policy and Code of Ethics of Prudential, including the Manager and Distributor dated January 10, 2011.	Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Prudential Investment Portfolios 12, filed via EDGAR on June 1, 2011 (File No. 333-42705).

(iii) Code of Ethics of Jennison Associates LLC dated October 5, 2005.	Incorporated by reference to Post-Effective Amendment No. 63 to this Registration Statement, filed on April 26, 2006.

ITEM 30. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the heading “Information About Prudential—Executive Officers and Directors of The Prudential Insurance Company of America” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 31. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 20, 2015, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, a Delaware trust. The balance are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they holding their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account 24, a separate account of Prudential registered as a unit investment trust.

Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 32. NUMBER OF CONTRACTOWNERS

As of January 31, 2015, the number of contractowners of qualified and non-qualified contracts offered by Registrant was 236.

ITEM 33. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 32 to Form N-6, Registration No. 33-20000, filed April 21, 2009, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Prudential Investments LLC (PI)

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

(b) Jennison Associates LLC

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 35. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential MoneyMart Assets, Inc., Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’ sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

ITEM 36. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777

The Prudential Insurance Company of America, 56 North Livingston Avenue, Roseland, New Jersey 07068

The Prudential Insurance Company of America c/o Prudential Defined Contribution Services, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789

Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102

State Street Bank and Trust Company, 127 West 10th Street, Kansas City, MO 64105-1716

VCA 2 has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

ITEM 37. MANAGEMENT SERVICES

NOT APPLICABLE

ITEM 38. UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a)—(d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 10th day of April, 2015.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

* Stuart S. Parker

President of the VCA-2 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*Ellen S. Alberding	Committee Member

*Kevin J. Bannon	Committee Member

* Scott E. Benjamin	Committee Member and Vice President

* Linda W. Bynoe	Committee Member

*Keith F. Hartstein	Committee Member

*Michael S. Hyland	Committee Member

*Stephen P. Munn	Committee Member

*Stuart S. Parker	Committee Member and President

*James E. Quinn	Committee Member

*Richard A. Redeker	Committee Member

*Stephen G. Stoneburn	Committee Member

*Grace C. Torres	Committee Member

*M. Sadiq Peshimam	Treasurer and Principal Financial and Accounting Officer

* By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 10th day of April, 2015.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

* Srinivas Reddy

Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

Signature	Title	Date

*John R. Strangfeld, Jr.	Chairman of the Board, Chief Executive Officer and President

*Thomas J. Baltimore, Jr.	Director

*Gordon W. Bethune	Director

*Gaston Caperton	Director

*Robert M. Falzon	Executive Vice President and Chief Financial Officer

*Gilbert F. Casellas	Director

*James G. Cullen	Director

*Mark B. Grier	Director

*Constance J. Horner	Director

*Martina Hund-Mejean	Director

*Karl J. Krapek	Director

*Christine A. Poon	Director

*Douglas A. Scovanner	Director

*James A. Unruh	Director

By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 10, 2015

POWER OF ATTORNEY

The undersigned Directors, Trustees and Officers of the Prudential Investments Mutual Funds, the Target Funds and The Prudential Variable Contract Accounts 2, 10 and 11 (collectively, the “Funds”), hereby constitute, appoint and authorize each of, Andrew French, Claudia DiGiacomo, Deborah A. Docs, Raymond A. O’Hara, Amanda S. Ryan, and Jonathan D. Shain, as true and lawful agents and attorneys-in-fact, to sign, execute and deliver on his or her behalf in the appropriate capacities indicated, any Registration Statements of the Funds on the appropriate forms, any and all amendments thereto (including pre- and post-effective amendments), and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5, as appropriate, to file the same, with all exhibits thereto, with the US Securities and Exchange Commission (the “SEC”) and the securities regulators of appropriate states and territories, and generally to do all such things in his or her name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933, section 16(a) of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, all related requirements of the SEC and all requirements of appropriate states and territories. The undersigned do hereby give to said agents and attorneys-in-fact full power and authority to act in these premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned do hereby approve, ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

/s/ Ellen S. Alberding Ellen S. Alberding	/s/ Stephen P. Munn Stephen P. Munn
/s/ Kevin J. Bannon Kevin J. Bannon	/s/ Stuart S. Parker Stuart S. Parker
/s/ Scott E. Benjamin Scott E. Benjamin	/s/ James E. Quinn James E. Quinn
/s/ Linda W. Bynoe Linda W. Bynoe	/s/ Richard A. Redeker Richard A. Redeker
/s/ Keith F. Hartstein Keith F. Hartstein	/s/ Stephen Stoneburn Stephen Stoneburn
/s/ Michael S. Hyland Michael S. Hyland
Dated: September 18, 2013

/s/ M. Sadiq Peshimam M. Sadiq Peshimam Treasurer and Principal and Accounting Officer
Dated: May 12, 2014

/s/ Grace C. Torres Grace C. Torres
Dated: December 10, 2014

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

Exhibit Index

Item 29 (b) Exhibit Number	Description

(13)(i)	Consents of independent registered public accounting firms